Metropolitan
Series Fund, Inc.


ANNUAL
REPORT 1997


for use with
MetLife(R) Universal Life II Policies

We are pleased to present the Metropolitan Series Fund, Inc. 1997 Annual Report for MetLife Universal Life II policies. Universal Life II (a variable universal life insurance policy) provides you with:

                 .  life insurance protection for your beneficiaries and

                 .  the potential for tax-deferred growth of cash value.

UL II may be appropriate for individuals who need permanent life insurance and who want more control over where their net premiums are invested. You can choose from the Fixed Account and the eleven investment divisions of the Separate Account, depending on your investment objective and risk tolerance.

The following chart illustrates the past performance of the UL II policy's investment divisions at the Separate Account level. The rates include the charges for mortality and expenses risks (M&E), fund management fees and direct fund expenses. When reviewing performance, keep in mind that the rates are based on historical experience and are not intended to suggest what future returns
                                 ---
will be.

                           MetLife Universal Life II

                      Performance as of December 31, 1997

                SEPARATE ACCOUNT AVERAGE ANNUAL RATES OF RETURN

      Risk                                                                                                                 Since
   Tolerance                   Investment          Inception       Year to         One         Five          Ten         Inception
     Level                      Division             Date           Date**         Year        Years        Years     (of Portfolio)

  Conservative            State Street Research
                              Money Market*         6/24/83          4.26%         4.26%        3.57%       4.78%          5.49%
-----------------------------------------------------------------------------------------------------------------------------------
  Conservative            State Street Research
  to Moderate                    Income             6/24/83          8.84%         8.84%       6.98%        8.65%          9.64%
-----------------------------------------------------------------------------------------------------------------------------------
  Moderate                State Street Research
                                 Diversified        7/25/86         19.50%        19.50%       12.88%      12.30%         11.20%
-----------------------------------------------------------------------------------------------------------------------------------
  Moderate to                    MetLife
  Aggressive                   Stock Index          5/01/90         30.95%        30.95%      18.65%        N/A           16.66%
-----------------------------------------------------------------------------------------------------------------------------------
  Moderately              State Street Research
  Aggressive                     Growth             6/24/83         27.21%        27.21%      17.18%       15.83%         13.49%
-----------------------------------------------------------------------------------------------------------------------------------
  Moderately                      Janus
  Aggressive                    Mid Cap #           3/03/97         27.25%         N/A         N/A          N/A           27.25%**
-----------------------------------------------------------------------------------------------------------------------------------
  Aggressive                  Loomis Sayles
                            High Yield Bond #       3/03/97           5.37%        N/A         N/A          N/A            5.37%**
-----------------------------------------------------------------------------------------------------------------------------------
  Aggressive              State Street Research
                           Aggressive Growth #      4/29/88           5.71%        5.71%      11.35%        N/A           14.55%
-----------------------------------------------------------------------------------------------------------------------------------
  Aggressive                  T. Rowe Price
                            Small Cap Growth #      3/03/97          17.92%         N/A        N/A          N/A           17.92%**
-----------------------------------------------------------------------------------------------------------------------------------
  Aggressive                     Scudder
                             Global Equity #        3/03/97           8.80%         N/A        N/A          N/A            8.80%**
-----------------------------------------------------------------------------------------------------------------------------------
  Aggressive              State Street Research
                           International Stock      5/01/91          -3.22%       -3.22%       7.49%        N/A            3.40%
-----------------------------------------------------------------------------------------------------------------------------------

 * An investment in the Money Market Division is neither insured nor guaranteed by the U.S.government.
 **  Non-Annualized rates of return.
 # Performance results for these portfolios are increased by the voluntary reduction of fund fees and expenses. Without this subsidization, performance would have been lower.

THE RATES SHOWN ABOVE DO NOT REFLECT CHARGES AGAINST PREMIUMS, COST OF
                      ------
INSURANCE, AND MONTHLY POLICY FEES. IF THESE CHARGES WERE INCLUDED, THE PERFORMANCE FIGURES WOULD BE LOWER. Please refer to the hypothetical illustrations in the current UL II prospectus which show the effect of these charges on performance. In addition, you may request a personalized illustration from your Registered Representative that will show the effect of these charges at an assumed rate of return. Performance above assumes the policy was in existence for the periods shown. UL II policies were first offered on May 1, 1990.

METROPOLITAN SERIES FUND, INC.

Letter from the Funds's Chairman and President
--------------------------------------------------------------------------------

Dear Investor:

We are pleased to present the December 31, 1997 Annual Report of the Metropolitan Series Fund, Inc. We have prefaced the Report with an overview of the U.S. and international economies during 1997. Details for each Portfolio, including a listing of assets, investments, and Portfolio characteristics, follow:

     ECONOMIC REVIEW

The U.S. economy continued to show steady growth with low inflation. Strong consumer and capital spending were partially offset, however, by lower trade exports stemming from economic problems in Southeast Asia. Inflation remained restrained by the productivity improvements flowing from technology, the strength of the U.S. dollar, and declining prices around the world.

The Federal Reserve seemed unlikely to raise rates in the current environment, and a cut in rates may be more likely. Also, U.S. fiscal policy contributed to strong revenues, a shrinking deficit, and declining financing needs.

     U.S. STOCK MARKET

The stock market became increasingly volatile in the last months of 1997, as uncertainties arising out of problems in Southeast Asia weighed more heavily than the favorable prospect of lower interest rates. Investor interest in the broader market retracted sharply in the fourth quarter. Defensive stocks, such as those of food companies and utilities, performed well, while smaller company and technology stocks performed poorly.

This volatility was expected to continue in 1998. The consensus for operating earnings improvement of companies in the Standard & Poor's 500 Composite Stock Price Index was reduced to single digit expectations. This follows an unprecedented third consecutive year of returns exceeding 20%.

     U.S. BOND MARKET

The positive economic outlook finally sparked a bond rally late in 1997. The Lehman Brothers Aggregate Bond Index, a common benchmark for bond market performance, outperformed the S&P 500 Index in the fourth quarter.

Global deflationary pressures and Southeast Asian financial concerns resulted in a flight to U.S. Treasury bonds, which drove bond prices higher. In addition, long-term fundamentals - sound monetary and benign fiscal policies - remain positive for bonds.

     INTERNATIONAL MARKETS

Driven by a collapse in Asian markets, the major international stock index returned one of its worst final quarters on record. Japan, Singapore, and Malaysia declined significantly, and the economic crisis spread to South Korea, Hong Kong, and other regional markets. The further slowdown in the Japanese economy highlighted rising inventories and weak domestic demand. A number of businesses failed as loans were called.

In contrast, European markets were essentially unchanged. Economic activity continued to pick up despite weakening global demand. The broad-based European Monetary Union, with 11 founding member countries, seemed certain for 1999. Germany had high unemployment, and inflation across Europe remained subdued. A strong U.S. dollar supported European stock markets.

Sincerely,


/s/ David A. Levene                       /s/ Christopher P. Nicholas

David A. Levene                           Christopher P. Nicholas
Chairman of the Board and Chief           President and Chief Operating Officer
 Executive Officer

METROPOLITAN SERIES FUND, INC.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

     MANAGEMENT DISCUSSION AND ANALYSIS
State Street Research Growth Portfolio...........................................................................  MDA-1
State Street Research Income Portfolio...........................................................................  MDA-2
State Street Research Money Market Portfolio.....................................................................  MDA-3
State Street Research Diversified Portfolio......................................................................  MDA-4
State Street Research Aggressive Growth Portfolio................................................................  MDA-5
MetLife Stock Index Portfolio....................................................................................  MDA-6
State Street Research International Stock Portfolio..............................................................  MDA-7
Loomis Sayles High Yield Bond Portfolio..........................................................................  MDA-8
Janus Mid Cap Portfolio..........................................................................................  MDA-9
T. Rowe Price Small Cap Growth Portfolio.........................................................................  MDA-10
Scudder Global Equity Portfolio..................................................................................  MDA-11

ANNUAL REPORT OF THE METROPOLITAN SERIES FUNDS AS OF DECEMBER 31, 1997

Independent Auditors' Report.....................................................................................  AUD-1
Schedule of Investments: State Street Research Growth Portfolio..................................................  MSF-1
Schedule of Investments: State Street Research Income Portfolio..................................................  MSF-4
Schedule of Investments: State Street Research Money Market Portfolio............................................  MSF-8
Schedule of Investments: State Street Research Diversified Portfolio.............................................  MSF-9
Schedule of Investments: State Street Research Aggressive Growth Portfolio.......................................  MSF-15
Schedule of Investments: MetLife Stock Index Portfolio...........................................................  MSF-18
Schedule of Investments: State Street Research International Stock Portfolio.....................................  MSF-27
Industry Diversification:State Street Research International Stock Portfolio.....................................  MSF-31
Schedule of Investments: Loomis Sayles High Yield Bond Portfolio.................................................  MSF-32
Schedule of Investments: Janus Mid Cap Portfolio.................................................................  MSF-37
Schedule of Investments: T. Rowe Price Small Cap Growth Portfolio................................................  MSF-39
Schedule of Investments: Scudder Global Equity Portfolio.........................................................  MSF-46
Industry Diversification: Scudder Global Equity Portfolio........................................................  MSF-49
Statements of Assets and Liabilities.............................................................................  MSF-50
Statements of Operations.........................................................................................  MSF-52
Statements of Changes in Net Assets..............................................................................  MSF-54
Financial Highlights: State Street Research Growth Portfolio.....................................................  MSF-57
Financial Highlights: State Street Research Income Portfolio.....................................................  MSF-58
Financial Highlights: State Street Research Money Market Portfolio...............................................  MSF-59
Financial Highlights: State Street Research Diversified Portfolio................................................  MSF-60
Financial Highlights: State Street Research Aggressive Growth Portfolio..........................................  MSF-61
Financial Highlights: MetLife Stock Index Portfolio..............................................................  MSF-62
Financial Highlights: State Street Research International Stock Portfolio........................................  MSF-63
Financial Highlights: Loomis Sayles High Yield Bond Portfolio....................................................  MSF-64
Financial Highlights: Janus Mid Cap Portfolio....................................................................  MSF-64
Financial Highlights: T. Rowe Price Small Cap Growth Portfolio...................................................  MSF-64
Financial Highlights: Scudder Global Equity Portfolio............................................................  MSF-64
Notes to Financial Statements December 31,1997...................................................................  MSF-65

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
STATE STREET RESEARCH GROWTH PORTFOLIO

The Portfolio delivered good performance relative to its peers over 12 months. This performance capped a remarkable three-year run for the stock market, driven by continuing high corporate earnings and falling interest rates. The Portfolio has benefited from strong technology investments, drug stock performance, and management focus on large, high-quality, growth and income companies.

During the fourth quarter, market favor rotated to more defensive, value stocks in industries including telephones and utilities, where the Portfolio held smaller-than-average positions. Shortfalls in health care company earnings and selected energy companies also hurt performance. Technology returns were also weak, although investments had been reduced. Finally, concerns over Asian economies adversely impacted all holdings.

Management continued to search for high-quality, reliable, conservative investments with broad investor appeal in a volatile market.

               INVESTMENT OBJECTIVE

To achieve long-term growth of capital and income and moderate current income.

               UNDERLYING INVESTMENTS

Invests primarily in common stocks that are believed to be of good quality or to have good growth potential or that are considered to be undervalued based on historical investment standards.

         PORTFOLIO COMPOSITION & TOTAL RETURN AS OF DECEMBER 31, 1997

                    Net Assets                $2.3 billion

                                  COMPOSITION

                            Top Ten Equity Holdings

                                                                        % of Total
     Security                                                           Net Assets
     --------                                                           ----------
General Electric Co...........................................            3.10
Tyco International Ltd........................................            2.92
BankAmerica Corp..............................................            2.27
Rohm & Haas Co.  .............................................            2.23
ACE Ltd.......................................................            2.06
DuPont (E.I.) de Nemours & Co.................................            2.05
Philip Morris Cos., Inc.  ....................................            2.01
Ahmanson (H.F.) & Co..........................................            1.94
Time Warner, Inc..............................................            1.91
Bristol-Myers Squibb Co.  ....................................            1.88

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in the securities or industries listed.

                              PERFORMANCE SUMMARY

Comparison of change in value of a $10,000 investment in the State Street Research Growth Portfolio and the S&P 500 Index from 12/31/87 to 12/31/97.


                         AVERAGE ANNUAL TOTAL RETURNS
                             [GRAPH APPEARS HERE]

The above graph does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                     MDA-1

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
STATE STREET RESEARCH INCOME PORTFOLIO

The Portfolio performed among the top quartile of its peers for the 12-month period. This record continued a decade of consistent, positive performance.

The Manager took the positive outlook that interest rates would fall and therefore kept the Portfolio's interest rate sensitivity longer than the benchmark. High-yield bonds in the Portfolio were again an important contributor to performance. The Manager also added mortgage-backed holdings, emphasizing commercial mortgages and collateralized mortgage obligations, segments of the market with a history of prepayment stability.

The year was difficult for corporate bonds, and the Portfolio maintained a more modest exposure. Non-dollar investments were primarily in advanced countries: the United Kingdom, Australia, New Zealand, and Canada.

               INVESTMENT OBJECTIVE

To achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and preservation of capital.

               UNDERLYING INVESTMENTS

Invests primarily in fixed-income, high-quality debt securities.

                     PORTFOLIO COMPOSITION & TOTAL RETURN
                            AS OF DECEMBER 31, 1997

                     Net Assets            $412.2 million
                     Average Bond Quality             AA+

                              PERFORMANCE SUMMARY
                     Comparison of change in value of a
                     $10,000 investment in the State
                     Street Research Income Portfolio and
                     the Lehman Brothers Aggregate Index
                     from 12/31/87 to 12/31/97.


                            [GRAPH APPEARS HERE]


                     The above graph does not include
                     withdrawal or surrender charges or
                     Separate Account expenses (general
                     administrative expenses and mortality
                     and expense risk charges or cost of
                     insurance charges).  If performance
                     information included the effect of
                     these additional charges, performance
                     would have been lower.  Past
                     performance is no guarantee of future
                     results.  Principal value and
                     investment return will vary and you
                     may have a gain or loss when you
                     withdraw your money.

                                     MDA-2

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
STATE STREET RESEARCH MONEY MARKET PORTFOLIO


The Federal Reserve's target for the Fed Funds rate for the second half of 1997 stayed firmly at 5.50%. Short rates did inch another quarter point higher in December, which is a typical year-end response. The Portfolio's current maturity target is in the 45- to 60-day range, awaiting a possible change in the targeted rate for Fed Funds.

The steadiness of low inflation and the instability in overseas markets-the factors causing the equity markets to vacillate and the bond market to continue to rally-suggest the direction of rates going forward. In 1998, short-term rates may fall in anticipation of a potential easing in Federal Reserve monetary policy.

          INVESTMENT OBJECTIVE

To achieve the highest possible current income consistent with preservation of capital and maintenance of liquidity.

          UNDERLYING INVESTMENTS

Invests primarily in short-term money market instruments. Instruments in this Portfolio are neither insured nor guaranteed by the United States Government.

         PORTFOLIO COMPOSITION & TOTAL RETURN AS OF DECEMBER 31, 1997

                    Net Assets              $39.5 million

                              PERFORMANCE SUMMARY

Comparison of change in value of a $10,000 investment in the State Street Research Money Market Portfolio and the IBC's Money Fund Averages (TM)/ All Taxable 30 Day from 12/31/87 to 12/31/97.

                         AVERAGE ANNUAL TOTAL RETURNS
                             [GRAPH APPEARS HERE]

The above graph does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                    MDA-3

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

The Portfolio delivered solid performance relative to its peers over 12 months. The stock portion benefited from strong technology investments, drug stock performance, and management focus on large, high quality, growth and income companies. The bond portion continued its consistent, positive performance, keeping interest rate sensitivity higher than the benchmark.

During the fourth quarter, market favor rotated to more defensive, value stocks, such as telephone and utility sectors, where the Portfolio held smaller-than-average positions. Shortfalls in health care company earnings and selected energy companies also hurt performance. Technology returns were also weak, although investments had been reduced. Finally, concerns over Asian economies adversely impacted all holdings. High-yield bonds in the Portfolio were again an important contributor to performance. The Manager also added mortgage-backed holdings, emphasizing commercial mortgages and collateralized mortgage obligations, segments of the market with a history of prepayment stability. The year was difficult for corporate bonds, and the Portfolio maintained a more modest exposure. Non-dollar investments were primarily in advanced countries: the United Kingdom, Australia, New Zealand, and Canada.

          INVESTMENT OBJECTIVE

To achieve a high total return while attempting to limit investment risk and preserve capital.

          UNDERLYING INVESTMENTS

Invests in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof.

         PORTFOLIO COMPOSITION & TOTAL RETURN AS OF DECEMBER 31, 1997

               Net Assets                        $2.0 billion
               Average Bond Quality                       AA+

                                  COMPOSITION

                             Top Ten Equity Holdings

                                                                              % of Total
   Security                                                                   Net Assets
   --------                                                                    --------
General Electric Co...........................................                   1.70
Tyco International Ltd........................................                   1.61
BankAmerica Corp..............................................                   1.26
Rohm & Haas Co.  .............................................                   1.21
ACE Ltd.......................................................                   1.15
Du Pont (E.I.) de Nemours & Co.  .............................                   1.13
Philip Morris Cos., Inc.  ....................................                   1.12
Ahmanson (H.F.) & Co..........................................                   1.07
Time Warner, Inc..............................................                   1.06
Bristol-Myers Squibb Co.  ....................................                   1.04

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in the securities or industries listed.



                              PERFORMANCE SUMMARY

Comparison of change in value of a $10,000 investment in the State Street Research Diversified Portfolio, the S&P 500 Index, and the Lehman Brothers Aggregate Index from 12/31/87 to 12/31/97.

                         AVERAGE ANNUAL TOTAL RETURNS
                             [GRAPH APPEARS HERE]

The above graph does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                     MDA-4

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

Portfolio performance improved in the second half of the year, relative to competition. Small company growth stocks significantly underperformed as investors returned to larger blue chip companies and defensive industries such as retail food and utilities. Investments in consumer discretionary stocks helped because of their domestic market and earnings growth. Holding fewer consumer staples which had consistent earnings growth, as well as more producer durables and aggressive technology companies, hindered performance in this business cycle. Semiconductor equipment and high-end consumer goods companies doing business in Southeast Asia were other detractors. Lower interest rates benefited the Portfolio's financial services stocks.

Starting in September, the Manager began to eliminate smaller speculative holdings, reduce excessive exposure to technology, and lower portfolio turnover. This management style has the goal of more consistent, positive returns. In this economy, the Manager is focusing on consumer discretionary services and retail stocks, with significant domestic markets and good earnings growth potential, and on selected technology stocks such as communications equipment and computer software.

          INVESTMENT OBJECTIVE

To achieve maximum capital appreciation.

          UNDERLYING INVESTMENTS

Invests primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, undervalued securities or special situations.

         PORTFOLIO COMPOSITION & TOTAL RETURN AS OF DECEMBER 31, 1997

                    Net Assets                $1.4 billion

                                  COMPOSITION

                           Top Ten Equity Holdings

                                                                 % of Total
   Security                                                      Net Assets
   --------                                                      ----------
Cendant Corp..................................................      5.34
Caribiner International, Inc..................................      2.80
America Online, Inc...........................................      2.51
MCI Communications Corp.......................................      2.00
Travelers Group, Inc..........................................      1.97
Iomega Corp...................................................      1.93
The Timberland Co. Cl. A......................................      1.89
Toys `R Us, Inc...............................................      1.86
Warner-Lambert Co.............................................      1.74
Tyco International Ltd........................................      1.64

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in the securities or industries listed.

                             PERFORMANCE SUMMARY

Comparison of change in value of a $10,000 investment in the State Street Research Aggressive Growth Portfolio and the S&P 500 Index from 4/29/88 to 12/31/97.

                         AVERAGE ANNUAL TOTAL RETURNS
                             [GRAPH APPEARS HERE]

The above graph does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                     MDA-5

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO

For the fourth quarter of 1997, the return for the Portfolio was 2.3%. For the full year 1997, the return was 32.2%. These returns reflect gains in the Standard & Poor's 500 Index, which the Portfolio is designed to track. This follows strong gains in 1995 and 1996 for the Portfolio and for the S&P 500. This is the first time the index has had three consecutive years of returns exceeding 20%. Operating earnings for the companies in the S&P 500 Index rose about 12% in 1997, reflecting good economic growth in the western hemisphere, improving labor productivity and rising profit margins. Low inflation and declining interest rates also helped boost stock prices.

Most of the year's gain in the S&P 500 Index occurred in the first seven months. Weakness in Asian financial systems and sharp drops in Asian currencies began during the summer and led to increased volatility in U.S. stocks in the fourth quarter. This triggered a one day decline of 6.8% in the S&P 500 Index on Oct. 27 most of which was recovered the following day. Investors feared the Asian problems would adversely affect U.S. company profits, but these problems also lessened inflation concerns and led to a decline in interest rates. The Asian financial crisis also appears to have prompted investors to shift funds out of those markets considered riskier and into U.S. bonds and into large capitalization U.S. stocks, which are a major component of the S&P 500 Index. These factors enabled the index to have a modest gain in the final quarter. During the fourth quarter, the strongest sectors within the S&P 500 Index were utilities and consumer non-durables, while the weakest areas were technology and energy. The larger companies tended to perform relatively well.

                             INVESTMENT OBJECTIVE

To equal the performance of the S&P 500 Index, adjusted to assume reinvestment of dividends.

                            UNDERLYING INVESTMENTS

Invests in the common stock of companies which are included in the S&P 500
Index.

         PORTFOLIO COMPOSITION & TOTAL RETURN AS OF DECEMBER 31, 1997

                    Net Assets                $2.0 billion

                                  COMPOSITION

                             Top Ten Equity Holdings

                                                                           % of
                                                                          Total
                                                                           Net
      Security                                                            Assets
     ----------                                                          --------
General Electric Co...........................................            3.14
Coca-Cola Co..................................................            2.16
Microsoft Corp................................................            2.01
Exxon Corp....................................................            1.95
Merck & Co., Inc..............................................            1.67
Royal Dutch Petroleum Co......................................            1.58
Intel Corp....................................................            1.48
Philip Morris Cos., Inc.......................................            1.41
Procter & Gamble Co...........................................            1.40
International Business Machines Corp..........................            1.30

There is no guarantee that the Portfolio currently invests or will continue to invest in the securities or industries listed.

                            PERFORMANCE SUMMARY

Comparison of change in value of a $10,000 investment in the MetLife Stock Index Portfolio and the S&P 500 Index from 5/1/90 to 12/31/97.


                         AVERAGE ANNUAL TOTAL RETURNS
                            [GRAPH APPEARS HERE]

The above graph does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                     MDA-6

--------------------------------------------------------------------------------
METROPOLITAN SERIES FUND, INC.
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION ANS ANALYSIS
--------------------------------------------------------------------------------
STATE STREET RESEARCH INTERNATIONAL STOCK PORTFOLIO

The Portfolio trailed most of its peer group through the year. The Manager maintained emphasis on European markets over Asia and Pacific Rim countries and continued to underweight Japan, pending more supportive government economic policies.

Continental Europe anticipated the advent of the European Monetary Union. Domestic demand was expected to become the engine of European growth. At year-end, Portfolio investments favored Spain for domestic growth, Italy for economic recovery, and France. Exposure to the UK and Switzerland remained near benchmark averages. Investment was reduced in cyclical businesses with global markets and in financial firms involved in Asia.

Among Japanese holdings, the Manager reduced integrated industrials that were vulnerable to slowdown, but kept positions in top banks that could benefit amid competition. Investment throughout Asia was confined to selected, large, well-managed companies with strong balance sheets.

     INVESTMENT OBJECTIVE

To achieve long-term growth of capital.

     UNDERLYING INVESTMENTS

Invests primarily in common stock and equity-related securities of non-United States companies.

         PORTFOLIO COMPOSITION & TOTAL RETURN AS OF DECEMBER 31, 1997

                    Net Assets                $267.1 million


                                  COMPOSITION
                            Top Ten Equity Holdings

                                                                            % of
                                                                           Total
                                                                            Net
  Security                                                                 Assets
  --------                                                                --------
Roche Holdings AG (Switzerland)...............................            1.86
Novartis AG (Switzerland).....................................            1.65
Allianz AG (Germany)..........................................            1.46
Nestle SA (Switzerland)  .....................................            1.35
Royal Dutch Petroleum Co. (Netherlands).......................            1.32
Glaxo Wellcome PLC (United Kingdom)...........................            1.31
Nintendo Co. Ltd. (Japan).....................................            1.16
Lloyds TSB Group PLC (United Kingdom).........................            1.10
Nippon Telephone & Telegraph (Japan) .........................            1.02
HSBC Holdings PLC (United Kingdom)  ..........................            0.99

     DIVERSIFICATION BY COUNTRY AND REGION FOR THE STATE STREET RESEARCH
                 INTERNATIONAL STOCK PORTFOLIO AS OF 12/31/97
                             [GRAPH APPEARS HERE]

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these countries, securities, or industries.

                              PERFORMANCE SUMMARY

Comparison of change in value of a $10,000 investment in the State Street Research International Stock Portfolio and the MSCI EAFE Index from 5/1/91 to 12/31/97.

                         AVERAGE ANNUAL TOTAL RETURNS
                             [GRAPH APPEARS HERE]

The above graph does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                     MDA-7

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

The Portfolio lagged the benchmark Merrill Lynch High Yield Index for the fourth quarter, returning -5.4%. Since its inception in March of 1997, it has returned 6.2%. The Portfolio's exposure to Yankees relative to the benchmark, coupled with the underperformance of convertibles which resulted from the continued volatility in equity markets, curtailed performance in the fourth quarter. Being longer than the market, the Portfolio is well positioned to participate in gains resulting from the current falling interest rate environment. At the same time, by holding mostly non-callable or deep-discounted bonds, the Portfolio offers protection from reinvestment risk. Since tight corporate spreads have made it increasingly difficult to find attractive issues, the Manager must focus now more than ever on uncovering undervalued credits with strong underlying fundamentals. The Loomis Sayles High Yield Bond Portfolio remains well structured for the current environment, offering good yield advantage, call protection, and diversification.

          INVESTMENT OBJECTIVE

To achieve high total investment return through a combination of current income and capital appreciation.

          UNDERLYING INVESTMENTS

Normally invests at least 65% of its assets in fixed-income securities of below-investment-grade quality.

         PORTFOLIO COMPOSITION & TOTAL RETURN AS OF DECEMBER 31, 1997

                   Net Assets                  $27.8 million
                   Average Bond Quality                   BB

                              PERFORMANCE SUMMARY

Comparison of change in value of a $10,000 investment in the Loomis Sayles High Yield Bond Portfolio and the Merrill Lynch High Yield Index from 3/3/97 to 12/31/97.


                             [GRAPH APPEARS HERE]

The above graph does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                     MDA-8

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
JANUS MID CAP PORTFOLIO

Although the Southeast Asian crisis injected new volatility into global markets, domestic equities managed to post modest gains during the fourth quarter. The Portfolio did well during this period, and closed out the year on a strong note. Overall, the Portfolio continues to hold an assortment of companies with strong earnings prospects, and a number of its top positions announced very strong earnings gains during the quarter. The Portfolio's top 20 positions reported an average earnings increase of over 35% during the fourth quarter 1997, which is well in excess of the average earnings of the companies in the benchmark, the S&P 400 MidCap Index. Meanwhile, the Portfolio also had a number of standouts whose price appreciated over 40% during the same period, including Farmer Mac, Outdoor Systems, Paychex, and Chancellor Media. What's interesting is that for all four of these companies, the fundamentals remain unchanged.

For most of the year, many of the stocks' prices did not reflect their underlying strength, but during the fourth quarter, investors began to take notice of several of the stocks in our Portfolio. Looking ahead, Southeast Asia's downturn will almost certainly result in slower growth, both here and abroad. In this environment, owning companies that can consistently meet or exceed earnings expectations should be rewarded, while those that disappoint will be punished. Going forward, the Manager expects many of the Portfolio's longtime holdings to deliver solid results. These include numerous domestic consumer discretionary stocks, some U.K.-based restaurant and pub companies, and a number of media and entertainment positions. Similarly, recent additions in the technology sector, although small as a percentage of the Portfolio, have tremendous potential. As a result, the Manager maintains a positive outlook for 1998.

     INVESTMENT OBJECTIVE

To provide long-term growth of capital.

     UNDERLYING INVESTMENTS

Invests primarily in securities issued by medium-sized companies.

         PORTFOLIO COMPOSITION & TOTAL RETURN AS OF DECEMBER 31, 1997

                    Net Assets                $103.9 million

                               COMPOSITION

                         Top Ten Equity Holdings

                                                                           % of
                                                                           Total
                                                                            Net
    Security                                                              Assets
   ----------                                                           ---------
Omnicare, Inc.................................................            5.93
Paychex, Inc..................................................            5.42
Apollo Group, Inc. Cl. A......................................            3.77
Clear Channel Communications, Inc.............................            3.75
Wetherspoon (J.D.) PLC........................................            3.73
Fastenal Co...................................................            3.58
Pizza Express PLC.............................................            3.20
Cadence Design Systems, Inc...................................            2.91
AES Corp......................................................            2.63
Charles Schwab Corp...........................................            2.48

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in the securities or industries listed.


                           PERFORMANCE SUMMARY

Comparison of change in value of a $10,000 investment in the Janus Mid Cap Portfolio and the S&P 400 MidCap Index from 3/3/97 to 12/31/97.

                         AVERAGE ANNUAL TOTAL RETURNS
                             [GRAPH APPEARS HERE]

The above graph does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                     MDA-9

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSIONS AND ANALYSIS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

Continuing strong asset growth pushed the Portfolio past $90 million in assets. The Portfolio's median market capitalization fell slightly to $870 million, largely as a result of market movements. The P/E ratio of the Portfolio is now less than 1.1 times the P/E ratio of the S&P 500, which is noteworthy for a portfolio of companies growing considerably faster than the S&P 500. Historically, valuations around this level have signaled attractive opportunities for investment in small cap growth companies. The Portfolio's largest sector exposures are in technology, services, and health care.

In the fourth quarter, most sectors in the Portfolio declined. The worst area was technology, most notably PC related manufacturers and related equipment companies. Natural resource stocks also fell as the price of oil declined. The best performing sectors were finance (helped by lower interest rates) and media. While hospital management companies were weak, other health care related companies performed well. The Portfolio remains fully invested; at quarter end it held 3.8% cash reserves. Fundamental performance of the Portfolio's companies is excellent. During the fourth quarter, over 62% of the earnings estimate changes for Portfolio companies resulted in upward revisions.

               INVESTMENT OBJECTIVE

To achieve long-term capital growth.

               UNDERLYING INVESTMENTS

Invests in small capitalization companies.

         PORTFOLIO COMPOSITION & TOTAL RETURN AS OF DECEMBER 31, 1997

                    Net Assets                $94.0 million

                                  COMPOSITION

                            Top Ten Equity Holdings

                                                                        % of Total
       Security                                                         Net Assets
       --------                                                         ----------
CIBER, Inc.  .................................................            0.56
Outdoor Systems, Inc..........................................            0.54
Central Parking Corp..........................................            0.53
Coast Savings Financial, Inc.  ...............................            0.53
UICI..........................................................            0.52
North Fork Bancorp, Inc.......................................            0.52
Sybron International Corp.....................................            0.52
Legg Mason, Inc...............................................            0.51
Orbital Sciences Corp.........................................            0.49
Wolverine World Wide, Inc.....................................            0.49

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in the securities or industries listed.

                              PERFORMANCE SUMMARY

Comparison of change in value of a $10,000 investment in the T. Rowe Price Small Cap Growth Portfolio and the Russell 2000 Growth Index from 3/3/97 to 12/31/97.

                         AVERAGE ANNUAL TOTAL RETURNS
                             [GRAPH APPEARS HERE]

The above graph does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                    MDA-10

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO

The fourth quarter saw the introduction of new thematic ideas as well as a minor re-allocation between existing themes. One new theme, entitled "Secure Streams of Income," is based on the idea that demographic change will increase the world's demand for income-producing securities-primarily bonds and utility stocks-at precisely the same time that fiscal austerity and deregulation will be shrinking their supply. Therefore, the Managers have been buying those utilities best positioned to prosper in a deregulated environment. In addition, bonds now comprise roughly 16% of the Portfolio.

Given recent events in Asia, the Managers have reduced the capital goods exposure in several themes as they looked to avoid the negative effects that the crises may have on this sector. The Managers have also taken advantage of the regional crises by adding several attractively-valued Hong Kong stocks to the "Emerging Markets" theme.

          INVESTMENT OBJECTIVE

To achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks, and debt securities convertible into common stocks.

          UNDERLYING INVESTMENTS

Invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. The Portfolio may also invest in the debt securities of U.S. and foreign issuers. Income is an incidental consideration.

         PORTFOLIO COMPOSITION & TOTAL RETURN AS OF DECEMBER 31, 1997

               Net Assets                $60.7 million

                                  COMPOSITION

                            Top Ten Equity Holdings

                                                                       % of Total
       Security                                                        Net Assets
       --------                                                        ----------
International Business Machines Corp. (United States).........            1.98
CINergy Corp. (United States).................................            1.84
VEBA AG (Germany).............................................            1.72
Unilever PLC (United Kingdom).................................            1.71
Assurance Generale de France (France).........................            1.57
RWE AG (Germany)..............................................            1.57
BASF AG (Germany).............................................            1.53
Credit Suisse Group (Switzerland).............................            1.52
Novartis AG (Switzerland).....................................            1.50
Muenchener Rueckversicherungs AG (Germany)....................            1.49

 DIVERSIFICATION BY COUNTRY AND REGION FOR THE SCUDDER GLOBAL EQUITY PORTFOLIO
              AS OF 12/31/97 BASED ON MARKET VALUE OF INVESTMENT
                             [GRAPH APPEARS HERE]

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these countries, securities, or industries.

                              PERFORMANCE SUMMARY

Comparison of change in value of a $10,000 investment in the Scudder Global Equity Portfolio and the MSCI World Index from 3/3/97 to 12/31/97.


                         AVERAGE ANNUAL TOTAL RETURNS
                             [GRAPH APPEARS HERE]

The above graph does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                    MDA-11

--------------------------------------------------------------------------------


                                 ANNUAL REPORT

                                      of

                                 METROPOLITAN

                               SERIES FUND, INC.


                               DECEMBER 31, 1997


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METROPOLITAN SERIES FUNDS, INC.
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
Metropolitan Series Fund, Inc.

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, State Street Research International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap, and Scudder Global Equity Portfolios of the Metropolitan Series Fund, Inc. (The "Fund") as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for the applicable periods ended December 31, 1997, 1996, 1995, 1994, and 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, State Street Research International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap, and Scudder Global Equity Portfolios of the Metropolitan Series Fund, Inc. at December 31, 1997 and the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


/s/ Deloitte & Auditor LLP

Denver, Colorado
February 17, 1998

                                     AUD-1

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH GROWTH PORTFOLIO
DECEMBER 31,1997

                                                                   VALUE
SHARES                          ISSUE                            (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 89.9%
--------------------------------------------------------------------------------
AEROSPACE: 2.4%
    661,200         Boeing Co.                                  $ 32,357,475
     22,970  + *    Raytheon Co. Cl. A                             1,132,706
    435,400   +     Raytheon Co. Cl. B                            21,987,700
                                                                ------------
                                                                  55,477,881
--------------------------------------------------------------------------------
AUTOMOTIVE: 1.8%
    360,200         General Motors Corp.                          21,837,125
    765,800   *     Renault SA                                    21,541,902
                                                                ------------
                                                                  43,379,027
--------------------------------------------------------------------------------
BANKING: 8.7%
    682,500   +     Ahmanson (H.F.) & Co.                         45,684,844
    806,100   +     Banc One Corp.                                43,781,306
    730,700         BankAmerica Corp.                             53,341,100
    601,400   +     NationsBank Corp.                             36,572,637
    409,200   *     Washington Mutual, Inc.                       26,099,288
                                                                ------------
                                                                 205,479,175
--------------------------------------------------------------------------------
BROADCASTING: 5.3%
    818,000         CBS Corp.                                     24,079,875
    723,700   +     Time Warner, Inc.                             44,869,400
  1,273,400   *     U.S. West, Inc.-Media Group                   36,769,425
    444,400  + *    Viacom, Inc. Cl. B                            18,414,825
                                                                ------------
                                                                 124,133,525
--------------------------------------------------------------------------------
BUSINESS SERVICES: 1.1%
    396,271   *     Cendant Corp.                                 13,621,822
    248,600         HBO & Co.                                     11,925,031
                                                                ------------
                                                                  25,546,853
--------------------------------------------------------------------------------
CHEMICALS: 4.5%
    800,200   +     Du Pont (E.I.) de Nemours & Co.               48,062,012
    116,800         Monsanto Co.                                   4,905,600
    547,700         Rohm & Haas Co.                               52,442,275
                                                                ------------
                                                                 105,409,887
--------------------------------------------------------------------------------
DRUGS & HEALTH CARE: 6.4%
    466,700   +     Bristol-Myers Squibb Co.                      44,161,487
    309,544   *     Novartis AG ADR                               25,148,902
    355,200         Pfizer, Inc.                                  26,484,600
    349,700         Schering-Plough Corp.                         21,725,113

                                                                  VALUE
SHARES                          ISSUE                           (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
DRUGS & HEALTH CARE: (CONTINUED)
  266,000           Warner-Lambert Co.                          $ 32,984,000
                                                                ------------
                                                                 150,504,102
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT: 4.0%
  524,300           AMP, Inc.                                     22,020,600
  992,100           General Electric Co.                          72,795,337
                                                                ------------
                                                                  94,815,937
--------------------------------------------------------------------------------
ELECTRONICS: 3.3%
  243,400     *     Analog Devices, Inc.                           6,739,138
  343,570     *     Ericsson (L. M.) Telephone Co. Cl. B ADR      12,830,192
  212,000     *     Intel Corp.                                   14,886,375
  285,600     *     Lucent Technologies, Inc.                     22,812,300
  352,800     *     Teradyne, Inc.                                11,289,600
  209,000     +     Texas Instruments, Inc.                        9,405,000
                                                                ------------
                                                                  77,962,605
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE: 1.0%
  226,441     +     Disney (Walt) Co.                             22,431,812
--------------------------------------------------------------------------------
FINANCIAL SERVICES: 1.5%
  663,849           Travelers Group, Inc.                         35,764,865
--------------------------------------------------------------------------------
FOOD & BEVERAGES: 3.2%
  231,300           Coca-Cola Co.                                 15,410,362
  343,300           General Mills, Inc.                           24,588,862
  679,700           Heinz (H.J.) Co.                              34,537,256
                                                                ------------
                                                                  74,536,480
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 2.0%
  591,700     +     Fort James Corp.                              22,632,525
  474,200           Weyerhaeuser Co.                              23,265,438
                                                                ------------
                                                                  45,897,963
--------------------------------------------------------------------------------
HOSPITAL MANAGEMENT: 0.7%
  494,600           Tenet Healthcare Corp.                        16,383,625
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS: 1.6%
  129,300           Gillette Co.                                  12,986,569
  296,200           Procter & Gamble Co.                          23,640,463
                                                                  36,627,032
--------------------------------------------------------------------------------
INSURANCE: 4.3%
  502,500           ACE Ltd.                                      48,491,250
  157,200           General Re Corp.                              33,326,400

                                     MSF-1

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH GROWTH PORTFOLIO
DECEMBER 31,1997

                                                                  VALUE
SHARES                          ISSUE                           (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
INSURANCE: (CONTINUED)
  237,800           St. Paul Cos., Inc.                         $ 19,514,463
                                                                 101,332,113
--------------------------------------------------------------------------------
MACHINERY: 0.7%
  442,200           Browning-Ferris Industries, Inc.              16,361,400
--------------------------------------------------------------------------------
MEDICAL SUPPLY: 1.9%
  208,100     + *   Boston Scientific Corp.                        9,546,587
  153,300           Guidant Corp.                                  9,542,925
  399,600     +     Johnson & Johnson                             26,323,650
                                                                ------------
                                                                  45,413,162
--------------------------------------------------------------------------------
METALS-STEEL & IRON: 1.0%
  968,400     +     British Steel Corp. PLC ADR                   20,760,075
  120,200     *     Ispat International  Cl. A NV                  2,599,325
                                                                ------------
                                                                  23,359,400
--------------------------------------------------------------------------------
MISCELLANEOUS: 2.9%
1,520,400           Tyco International Ltd.                       68,513,025
--------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT: 4.7%
  433,350     *     Cisco Systems, Inc.                           24,186,347
  404,850           Compaq Computer Corp.                         22,848,722
  380,300           IKON Office Solutions, Inc.                   10,695,937
  269,400     +     International Business Machines Corp.         28,169,137
  340,300           Xerox Corp.                                   25,118,394
                                                                ------------
                                                                 111,018,537
--------------------------------------------------------------------------------
OIL: 1.7%
  733,940           TOTAL ADR                                     40,733,670
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION: 2.3%
  320,100     +     Anadarko Petroleum Corp.                      19,426,069
  208,300           ENI SPA ADS                                   11,886,119
1,111,700     *     Seagull Energy Corp.                          22,928,813
                                                                ------------
                                                                  54,241,001
--------------------------------------------------------------------------------
OIL-DOMESTIC: 2.0%
  739,200           Oryx Energy Co.                               18,849,600
  729,200     +     Unocal Corp.                                  28,302,075
                                                                ------------
                                                                  47,151,675
--------------------------------------------------------------------------------
OIL-INTERNATIONAL: 1.0%
  435,800     +     Royal Dutch Petroleum Co.                     23,614,913
--------------------------------------------------------------------------------

                                                                  VALUE
SHARES                          ISSUE                           (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
RETAIL GROCERY: 3.2%
1,054,400     + *   Kroger Co.                                  $38,946,900
  560,800     + *   Safeway, Inc.                                35,470,600
                                                                -----------
                                                                 74,417,500
--------------------------------------------------------------------------------
RETAIL TRADE: 7.8%
  522,300           CVS Corp.                                    33,459,844
  487,900           Dayton-Hudson Corp.                          32,933,250
  512,700           Home Depot, Inc.                             30,185,212
  607,300           Rite Aid Corp.                               35,640,919
  763,100     + *   Staples, Inc.                                21,223,719
  952,400       *   Toys 'R Us, Inc.                             29,941,075
                                                                -----------
                                                                183,384,019
--------------------------------------------------------------------------------
SOFTWARE: 1.1%
  199,200     *     Microsoft Corp.                              25,740,375
--------------------------------------------------------------------------------
TOBACCO: 2.0%
1,044,500           Philip Morris Cos., Inc.                     47,328,906
--------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 3.9%
  388,100           FPL Group, Inc.                              22,970,669
  786,100           Texas Utilities Co.                          32,672,281
1,174,300     + *   WorldCom, Inc.                               35,559,272
                                                                -----------
                                                                 91,202,222
--------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 1.9%
  479,700     +     Bell Atlantic Corp.                          43,652,700
--------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Cost: $1,755,942,766)..................  2,111,815,387
                                                              -------------
--------------------------------------------------------------------------------

   FACE                                              INTEREST        MATURITY         VALUE
  AMOUNT            ISSUE                            RATE            DATE           (NOTE 1A)
-------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 11.1%
-------------------------------------------------------------------------------------------------
$2,443,000          American Express
                    Credit Corp.                     5.830%          1/13/98       $    2,443,000

20,833,000          American Express
                    Credit Corp.                     5.750%          1/14/98           20,833,000

 5,029,000          Anheuser-Busch Co.,
                    Inc.                             6.650%          1/02/98            5,028,071

19,081,000          Beneficial Corp.                 5.870%          1/13/98           19,081,000
30,433,000          Beneficial Corp.                 5.830%          1/08/98           30,433,000
49,681,000          CIT Group Holdings,
                    Inc.                             6.050%          1/12/98           49,681,000

                                     MSF-2

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH GROWTH PORTFOLIO
DECEMBER 31,1997

   FACE                                             INTEREST         MATURITY         VALUE
  AMOUNT            ISSUE                           RATE             DATE           (NOTE 1A)
-------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: (CONTINUED)
-------------------------------------------------------------------------------------------------
$  7,678,000        Ford Motor Credit Co.            5.950%          1/08/98       $    7,678,000

  11,077,000        Ford Motor Credit Co.            5.880%          1/13/98           11,077,000
  17,998,000        Ford Motor Credit Co.            6.100%          1/08/98           17,998,000
  11,386,000        General Electric
                    Capital Corp.                    5.900%          1/13/98           11,386,000

  25,000,000        General Electric
                    Capital Corp.                    6.080%          1/05/98           25,000,000

  20,000,000        Goldman Sachs Group LP           5.750%          1/12/98           19,964,861

  40,000,000        Goldman Sachs Group LP           5.870%          1/05/98           39,973,911
                                                                                   --------------
                    TOTAL SHORT TERM OBLIGATIONS
                    (Cost: $260,576,842)..........................................    260,576,843
                                                                                   --------------
-------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS: 101.0%
                    (Cost: $2,016,519,608)........................................  2,372,392,230

                    OTHER ASSETS LESS LIABILITIES: (1.0)%.........................    (23,330,647)
                                                                                   --------------
                    NET ASSETS: 100.0%............................................ $2,349,061,583
                                                                                   ==============
-------------------------------------------------------------------------------------------------

LEGEND:
-------
* Non-income producing security.
+ Securities on loan.

  ADR (American depository receipt) represents ownership of foreign securities.

SECURITIES LENDING: (Note 7)
----------------------------
As of December 31, 1997, the market value of securities loaned was $141,906,486 with collateral backing valued at $145,698,568.

                               See Notes to Financial Statements.

                                     MSF-3

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH INCOME PORTFOLIO
DECEMBER 31, 1997

    FACE                                                           INTEREST                  MATURITY                       VALUE
   AMOUNT                             ISSUE                          RATE                      DATE                       (NOTE 1A)
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS: 46.3%
-----------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED: 2.9%
$    4,100,000                AT&T Universal Card
                              Master Tr. Ser. 1995-2 A               5.950%                   10/17/00                $   4,093,563

     3,950,000                Ford Credit Auto Owner
                              Tr.Ser. 1997-B A3 SEQ                  6.050%                 4/15/99-01                    3,972,219

     4,000,000                World Omni Automobile
                              Lease Tr. Ser. 1997-B A3
                              SEQ                                    6.180%                11/25/00-03                    4,001,400
                                                                                                                      -------------
                                                                                                                         12,067,182
-----------------------------------------------------------------------------------------------------------------------------------
BANKING: 5.6%
     1,900,000                Advanta Master Trust II
                              Ser. 1995-F A1                         6.050%                 8/01/00-03                    1,896,428

     2,775,000                American Express Master
                              Trust Ser. 1996-1 A                    6.800%                    5/15/01                    2,840,018

     3,950,000             .  Bank of New York 144A                  7.780%                12/01/06-26                    4,105,274

     2,500,000             .  BankAmerica
                              Institutional Capital
                              144A                                   7.700%                12/31/06-26                    2,573,475

     1,925,000                Capital One Bank Sr.                   7.080%                   10/30/01                    1,969,698

     1,400,000                NB Capital Tr. Ser.                    8.250%                 4/15/07-27                    1,527,764
                              1995-1 A

     1,000,000                NationsBank Master Tr.
                              Ser. 1995-1 A                          6.450%                    8/15/00                    1,009,680

     1,900,000                Prime Credit Card
                              Master Tr. Ser. 1995-1 A               6.750%                    8/15/02                    1,938,000

     3,200,000                Standard Credit Card
                              Master Tr. Ser. 1991-3 A               8.875%                    7/07/98                    3,244,992

     1,950,000             .  Wells Fargo Capital
                              Securities 144A                        7.730%                12/01/06-26                    2,023,496
                                                                                                                      -------------
                                                                                                                         23,128,825
-----------------------------------------------------------------------------------------------------------------------------------
BROADCASTING: 1.0%
     3,900,000                TCI
                              Communications, Inc. Sr.               7.250%                    6/15/99                    3,944,733
-----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 6.0%
     1,981,136                Amresco Commercial
                              Mortgage Sec. Ser. 1997-
                              C1 A1 SEQ                              6.730%                 6/17/02-04                    2,014,320

     2,713,732                Chase Commercial Mtg.
                              Sec. Ser. 1997-1 A1                    7.270%                 7/19/02-04                    2,802,565

       990,227                Countrywide Ser. 1993-E
                              A1 PAC                                 6.500%                 1/25/97-24                      989,608

     2,025,000                Credit Suisse First
                              Boston Ser. 1997-C2 A2
                              SEQ                                    6.520%                 7/17/05-07                    2,028,797

     FACE                                                           INTEREST                  MATURITY                       VALUE
    AMOUNT                             ISSUE                          RATE                      DATE                       (NOTE 1A)

-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS: (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS: (CONTINUED)
  $  1,932,102             .  Donaldson, Lufkin &
                              Jenret, Inc. 144A                      6.550%                11/15/03-06                $   1,948,706

     1,950,000                First Union Lehman
                              Bros. Ser. 1997-C2. A2
                              SEQ                                    6.600%                05/18/05-07                    1,950,609

     3,850,000                First USA Credit Card
                              Master Tr. Ser. 1997-6 A               6.420%                    7/17/02                    3,887,297

     3,910,825                Lehman Commercial
                              Mtg.Ser. 97-LL1 A1 SEQ                 6.790%                 6/12/02-04                    3,992,708

     1,420,132                Prudential Home Loan
                              Mortgage Ser. 93-29 A-6
                              PAC                                    6.750%                 8/25/98-08                    1,422,347

     2,750,000                Residential Fund Corp.
                              Ser. 93-S37 A3 SEQ                     6.400%                10/25/01-23                    2,737,955

     1,046,371                Residential Funding
                              Corp. Ser.93-S25 A1 PAC                6.500%                 7/25/98-08                    1,044,404
                                                                                                                      -------------
                                                                                                                         24,819,316
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: 14.8%
     2,575,000                Allmerica Financial
                              Corp. Sr.                              7.625%                   10/15/25                    2,729,088

     1,975,000                American Express Credit
                              Acct. Master Tr. Ser.
                              1997-1 A                               6.400%                    9/15/00                    2,001,524

     1,900,000                Arcadia Auto Trust Ser.
                              1997-B A5 SEQ                          6.700%                 2/15/01-05                    1,925,531

     1,800,000                Associates Corp. of North
                              America                                6.750%                    7/15/01                    1,830,240

     2,800,000                Associates Corp. of North
                              America                                6.375%                   10/15/02                    2,812,516

     3,775,000                Associates Corp. of North
                              America Sr.                            6.700%                    5/29/01                    3,830,455

     3,229,706                Banc One Auto
                              Receivable Grant Trust
                              97-A A                                 6.270%                11/20/99-03                    3,235,762

     1,200,000                Beneficial Corp.                       9.125%                    2/15/98                    1,203,720

     1,875,000                Cigna Corp. Deb.                       7.875%                    5/15/27                    2,010,131

     1,800,000                CIT Group Hldgs., Inc. Sr.             6.700%                    5/28/01                    1,829,916

     1,225,000                Commercial Credit
                              Group, Inc.                            6.750%                    5/15/00                    1,239,320

     3,075,000                Countrywide Funding
                              Corp.                                  6.580%                    9/21/01                    3,111,100

     3,800,000                Fleet Mortgage Group,
                              Inc.                                    7.060%                   7/26/02                    3,888,692

                                     MSF-4

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH INCOME PORTFOLIO
DECEMBER 31, 1997

    FACE                                                           INTEREST                  MATURITY                       VALUE$
   AMOUNT                             ISSUE                          RATE                      DATE                       (NOTE 1A)
-----------------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS: (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: (CONTINUED)
  $  3,800,000                Ford Credit Auto Loan
                              Master Trust Ser. 95-1                  6.500%                   8/15/00                 $  3,830,856

     1,025,000                GE Global Insurance
                              Holding Corp.                           7.000%                   2/15/26                    1,064,114

     1,800,000                General Motors
                              Acceptance Corp.                        7.050%                   2/02/98                    1,801,242

     2,050,000                GMAC Commercial
                              Mortgage Security, Inc.                 6.550%                4/15/06-07                    2,065,293

     1,700,000                Household Fin. Co. Sr.                  6.750%                   6/01/00                    1,719,142

     3,750,000                Household Fin. Co. Sr.                  7.125%                   5/30/02                    3,881,363

     1,925,000                MBNA Corp. Sr.                          6.875%                  11/15/02                    1,940,573

     1,500,000                PennCorp Financial
                              Group Sr.                               9.250%               12/15/98-03                    1,571,250

     3,220,755             .  Railcar Leasing Ser.
                              1997-1 A1 SEQ 144A                      6.750%                7/15/02-06                    3,285,170

     1,925,000                Sears Credit Account
                              Master Tr.II Ser. 1997-1 A              6.200%                7/15/02-07                    1,926,353

     2,000,000                Sears Credit Account
                              Master Tr.II Ser. 1995-2 A              8.100%                6/15/00-04                    2,065,000

     3,650,000             .  Zurich Capital Trust
                              144A                                    8.376%                6/01/07-37                    3,977,478
                                                                                                                      -------------
                                                                                                                         60,775,829
-----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SPONSORED: FEDERALLY CHARTERED: 1.3%
     1,500,000                Big Rivers Electric
                              Cooperative Trust                      10.700%                9/15/98-17                    1,583,640

       825,000                Cajun Electric Power
                              Cooperative Trust                       9.520%                3/15/98-19                      870,070

     2,900,000                Deseret Generation
                              Cooperative Trust                      10.110%               12/15/97-17                    3,052,946
                                                                                                                      -------------
                                                                                                                          5,506,656
-----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SPONSORED: STATE CHARTERED: 0.5%
     1,850,000                New Jersey Economic
                              Development Authority
                              State Pension Funding
                              Ser. A                                  7.425%                   2/15/29                   2,042,474
----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE SERVICES: 2.4%
     2,600,000                Columbia/HCA
                              Healthcare Corp.                        6.870%                   9/15/03                   2,549,274

     3,800,000                Columbia/HCA
                              Healthcare Corp.                        7.690%                   6/15/25                   3,658,944

     3,850,000                Columbia/HCA
                              Healthcare Corp.                        6.500%                   3/15/99                   3,828,247
                                                                                                                      ------------
                                                                                                                        10,036,465
----------------------------------------------------------------------------------------------------------------------------------

    FACE                                                           INTEREST                  MATURITY                    VALUE$
   AMOUNT                             ISSUE                          RATE                      DATE                    (NOTE 1A)
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS: (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS: 1.0%
$  3,950,000                  Fort James Corp. Sr.                    6.625%                   9/15/04                $  3,962,600
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIALS: 5.9%
    2,050,000                 Chesapeake Energy Corp.
                              Sr.                                     7.875%                   3/15/04                   2,014,125

    1,000,000                 Chevron Corp. Profit
                              Sharing Amort. Note                     8.110%               12/01/01-04                   1,067,170

    2,300,000              .  Electronic Data Systems
                              Corp. 144A                              6.850%                   5/15/00                   2,341,423

    1,900,000                 HealthSouth Corp. Sr.                   9.500%                4/01/98-01                   2,001,175

    1,500,000              .  K-III Communications
                              Corp. 144A Sr.                          8.500%                2/01/01-06                   1,526,250

    1,500,000                 Lear Seating Corp. Sub.                 8.250%                2/01/98-02                   1,518,750

    1,925,000                 Loews Corp. Sr.                         6.750%                  12/15/06                   1,938,533

    1,950,000                 Oracle Corp. Sr.                        6.910%                   2/15/07                   1,951,950

    1,400,000                 Oryx Energy Co. Deb.                    8.125%                  10/15/05                   1,493,534

    1,000,000                 Paging Network, Inc. Sr.                8.875%                2/01/99-06                     980,000

    1,000,000                 Paging Network, Inc. Sr.               10.000%               10/15/01-08                   1,040,000

    2,300,000                 Tenet Healthcare Corp.
                              Sr.                                     8.000%                   1/15/05                   2,340,250

    3,800,000                 Viacom, Inc. Sr.                        7.750%                   6/01/05                   3,864,942
                                                                                                                      ------------
                                                                                                                        24,078,102
----------------------------------------------------------------------------------------------------------------------------------
NEWSPAPERS: 1.1%
    1,975,000                 News America Holdings,
                              Inc. Sr.                                7.750%                   1/20/24                   2,055,146

    2,550,000                 News America Holdings,
                              Inc. Deb.                               7.375%                  10/17/08                   2,622,395
                                                                                                                      ------------
                                                                                                                         4,677,541
----------------------------------------------------------------------------------------------------------------------------------
RESTAURANT: 0.8%
    3,500,000                 Darden Restaurants, Inc.                7.125%                   2/01/16                   3,362,275
                              Deb.
----------------------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 3.0%
    3,500,000                 Arizona Public Service
                              Sr.                                     6.750%                  11/15/06                   3,559,360

    2,000,000                 CMS Energy Corp. Sub.                   7.625%                  11/15/04                   1,990,460

    2,850,000              .  Edison Mission Energy
                              Funding Note 144A                       7.330%                9/15/05-08                   2,976,483

    3,900,000                 Southern California
                              Edison Co.                              6.500%                   6/01/01                   3,933,579
                                                                                                                      ------------
                                                                                                                        12,459,882
                                                                                                                      ------------
                              TOTAL CORPORATE
                              (Cost: $188,114,732)                                                                     190,861,880
                                                                                                                      ------------
-----------------------------------------------------------------------------------------------------------------------------------

                                     MSF-5

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH INCOME PORTFOLIO
DECEMBER 31, 1997

 FACE                                                       INTEREST                  MATURITY            VALUE
AMOUNT                          ISSUE                         RATE                      DATE             (NOTE A)
--------------------------------------------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS: 5.2%
--------------------------------------------------------------------------------------------------------------------
$  4,034,252               Federal Home Loan
                           Mortgage Corp.                    7.500%                   8/01/11          $  4,144,548

     640,453               Federal Home Loan
                           Mortgage Corp.                    9.000%                  12/01/09               681,442

   2,600,000               Federal Home Loan
                           Mortgage Corp. Deb.               7.240%                5/15/98-02             2,608,944

   3,900,000               Federal Home Loan
                           Mortgage Corp.                    6.350%                5/17/01-18             3,920,709

      54,351               Federal National
                           Mortgage Assoc.                   7.750%                   4/01/08                56,731

     113,173               Federal National
                           Mortgage Assoc.                   8.000%                   6/01/08               118,266

     131,495               Federal National
                           Mortgage Assoc.                   9.000%                   4/01/16               139,713


     308,846               Federal National
                           Mortgage Assoc.                   8.500%                   9/01/09               322,812

     409,502               Federal  National
                           Mortgage Assoc.                   7.750%                   9/01/06               421,832

     587,605               Federal National
                           Mortgage Assoc.                   7.750%                   3/01/08               609,453

     848,844               Federal National
                           Mortgage Assoc.                   8.500%                   2/01/09               890,488

     979,891               Federal National
                           Mortgage Assoc.                   8.250%                   7/01/08             1,020,350

   2,925,000               Federal National
                           Mortgage Assoc.                   6.800%                9/25/04-22             2,973,438

   3,272,303               Government National
                           Mortgage Assoc.                   8.000%                  11/15/17             3,443,052

     248,766               Government National
                           Mortgage Assoc.                   7.500%                   5/15/07               257,316
                                                                                                       ------------
                           TOTAL FEDERAL AGENCY OBLIGATIONS
                           (Cost: $21,478,189)...............................................            21,608,734
                                                                                                       ------------
--------------------------------------------------------------------------------------------------------------------
FEDERAL TREASURY OBLIGATIONS: 29.6%
--------------------------------------------------------------------------------------------------------------------
   3,350,000               +U.S. Treasury Bond              12.000%                8/15/08-13             4,936,024
   5,275,000                U.S. Treasury Bond               6.250%                   8/15/23             5,433,250
  15,975,000                U.S. Treasury Bond               8.750%                   5/15/17            20,944,663
  18,050,000               +U.S. Treasury Bond               8.125%                   8/15/21            22,768,451

 FACE                                                     INTEREST                   MATURITY              VALUE
AMOUNT                             ISSUE                    RATE                       DATE              (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------
FEDERAL TREASURY OBLIGATIONS: (CONTINUED)
--------------------------------------------------------------------------------------------------------------------
$  1,963,288               +U.S. Treasury Inflation
                            Indexed Note                     3.375%                   1/15/07         $   1,911,752

   3,125,000               +U.S. Treasury Note               7.125%                   9/30/99             3,199,219

   1,500,000               +U.S. Treasury Note               6.625%                   7/31/01             1,542,180

   5,225,000               +U.S. Treasury Note               6.250%                   8/31/00             5,295,224

  10,350,000               +U.S. Treasury Note               6.875%                   8/31/99            10,544,063

  12,025,000                U.S. Treasury Note               7.875%                  11/15/04            13,443,589

  13,425,000               +U.S. Treasury Note               6.500%                   8/15/05            14,008,182

  30,975,000                U.S. Treasury Strip              0.000%                   5/15/07            17,966,429
                                                                                                      -------------
                            TOTAL FEDERAL TREASURY OBLIGATIONS
                            (Cost: $117,073,813).............................................           121,993,026
                                                                                                      -------------
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 7.3%
-----------------------------------------------------------------------------------------------------------------------------------
  11,775,000                Australian Government            9.000%                   9/15/04             8,984,213
   5,000,000                New Zealand                      8.000%                  11/15/06             3,082,438
   7,675,000                New Zealand                     10.000%                   3/15/02             4,879,008
   7,000,000                UK Treasury                      8.500%                  12/07/05            12,974,205

                            TOTAL FOREIGN OBLIGATIONS
                            (Cost: $31,736,560)..............................................            29,919,864
--------------------------------------------------------------------------------------------------------------------
YANKEE BONDS: 5.6%
--------------------------------------------------------------------------------------------------------------------
   1,900,000               .British Aerospace
                            Finance, Inc. 144A               7.500%                   7/01/27             2,031,252

   1,800,000                City of Naples Note              7.520%                   7/15/01-06          1,883,916

   3,800,000               .DR Investments 144A Sr.          7.100%                   5/15/02             3,894,354

   3,100,000                Hydro Quebec Deb. Ser.
                            HS                               9.400%                   2/01/21             4,002,720

   2,000,000               .Petroliam Nasional
                            Berhad 144A                      7.125%                   8/15/05             1,907,600

   2,600,000               .Petroliam Nasional
                            Berhad 144A                      6.875%                   7/01/03             2,545,946

   2,025,000                Province Of Quebec Deb.          7.125%                   2/09/24             2,085,568

   1,925,000                Southern Investments UK
                            Sr.                              6.375%                  11/15/01             1,922,036

   2,550,000                Talisman Energy Deb.             7.125%                   6/01/07             2,638,205
                                                                                                      -------------
                            TOTAL YANKEE BONDS
                            (Cost: $22,222,572)..............................................            22,911,597
                                                                                                      -------------

                                     MSF-6

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH INCOME PORTFOLIO
DECEMBER 31, 1997


  FACE                                                        INTEREST                 MATURITY          VALUE
AMOUNT                            ISSUE                         RATE                     DATE          (NOTE 1A)
-------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 4.6%
-------------------------------------------------------------------------------------------------------------------
$  851,000                  American Express Credit
                            Corp.                            5.550%                   1/02/98         $     851,000

 9,291,000                  American Express Credit
                            Corp.                            6.000%                   1/07/98             9,291,000

 8,784,000                  General Electric
                            Capital Corp.                    6.020%                   1/05/98             8,784,000

                                                                                                      -------------
                            TOTAL SHORT TERM OBLIGATIONS
                            (Cost: $18,926,000)..............................................            18,926,000
                                                                                                      -------------
-------------------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS: 98.6%
                            (Cost: $399,551,866).............................................           406,221,101

                            OTHER ASSETS LESS LIABILITIES: 1.4%                                           5,969,530
                                                                                                      -------------
                            NET ASSETS: 100.0%...............................................         $ 412,190,631
                                                                                                      =============
-------------------------------------------------------------------------------------------------------------------

LEGEND:
-------
* Non-income producing security.
+ Securities on loan.
 . Restricted security.

SECURITIES LENDING: (Note 7)
----------------------------
As of December 31, 1997, the market value of securities loaned was $31,147,268 with collateral backing valued at $31,731,201.

RESTRICTED SECURITIES: (Note 2)
-------------------------------

                                                                                         Valuation
                                     ACQUISITION             ACQUISITION                   AS OF
           ISSUE                        DATE                    COST                  DECEMBER 31, 1997
           -----                    -------------            -----------              -----------------
Bank of New York  144A.....           12/11/96                3,866,121                   4,105,274

BankAmerica Institutional
 Capital. 144A.............           11/26/96                2,473,850                   2,573,475

British Aerospace Finance,
 Inc. 144A.................            6/26/97                1,885,883                   2,031,252

Donaldson, Lufkin &
 Jenret, Inc. 144A.........            9/26/97                1,936,631                   1,948,706

DR Investments 144A Sr.....             5/6/97                3,797,834                   3,894,354

Edison Mission Energy
 Funding Note 144A.........             1/7/97                2,836,890                   2,976,483

Electronic Data Systems
 Corp. 144A................            5/19/95                3,297,393                   2,341,423

K-III Communications Corp.
 144A Sr.                              1/22/96                1,506,875                   1,526,250

Petroliam Nasional Berthad
 144A......................           10/02/97                1,998,300                   1,907,600

Petroliam Nasional Berthad
 144A......................           10/15/97                2,577,718                   2,545,946

RailcarLeasing 1997-1 A1
 144A SEQ..................             4/1/97                3,309,864                   3,285,170

Wells Fargo Capital
 Securities 144A...........             4/9/97                1,802,171                   2,023,496

Zurich Capital Trust 144A..            6/18/97                3,804,194                   3,977,478


The aggregate value of restricted securities at December 31, 1997 was $35,136,907 or 8.52% of the Income Portfolio's net assets.

                      See Notes to Financial Statements.

                                     MSF-7

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH MONEY MARKET PORTFOLIO
December 31, 1997

 FACE                                                INTEREST       MATURITY        VALUE
AMOUNT                   ISSUE                         RATE           DATE        (NOTE 1A)
------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: 5.1%
------------------------------------------------------------------------------------------
$2,000,000     Wachovia Bank Corp.                6.100%       4/06/98        $ 1,999,504
                                                                              -----------

               TOTAL BANKERS' ACCEPTANCES
               (Cost: $1,999,504).........................................    $ 1,999,504
                                                                              -----------
-----------------------------------------------------------------------------------------
COMMERCIAL PAPER: 88.9%
-----------------------------------------------------------------------------------------
3,411,000     Anheuser Busch, Inc.                6.650%       1/02/98          3,410,370
2,000,000     Associates Corp. of North
              America                             6.625%       5/15/98          2,003,331
2,000,000     Bell Atlantic Financial
              Services                            6.250%       1/05/98          1,993,009
1,500,000     Bellsouth Telecomm, Inc.            5.750%       2/25/98          1,486,823
1,500,000     Beneficial Corp.                    5.830%       1/08/98          1,483,555
2,000,000     Canadian Wheat Board                5.460%       1/06/98          1,998,483
2,000,000     DuPont (E.I.) de Nemours
              & Co.                               5.660%       2/09/98          1,987,737
2,000,000     General Electric Capital
              Corp.                               6.080%       1/05/98          1,991,752
  500,000     General Motors Acceptance
              Corp.                               5.710%       3/02/98            495,242
1,400,000     General Motors Acceptance
              Corp.                               5.700%       3/31/98          1,380,272
1,950,000     Goldman Sachs Group LP              5.720%       3/13/98          1,928,002
1,000,000     Hewlett-Packard Co.                 5.950%       1/21/98            996,694
1,500,000     Household Finance Corp.             5.820%       1/12/98          1,497,465
2,000,000     Merrill Lynch & Co., Inc.           5.690%       2/27/98          1,981,982
1,500,000     Morgan (J.P.) & Co., Inc.           5.600%       1/06/98          1,498,833
2,000,000     Northern Illinois Gas Co.           5.520%       1/09/98          1,997,547
2,000,000     Penney (J.C.) Funding
              Corp.                               5.520%       1/22/98          1,993,560
1,000,000     Procter & Gamble Co.                5.880%       1/05/98            999,347
2,000,000     Sears Roebuck Acceptance
              Corp.                               5.720%       2/13/98          1,986,335
2,000,000     Toronto-Dominion Holdings           5.550%       1/02/98          1,999,692
                                                                              -----------

              TOTAL COMMERCIAL PAPER
              (Cost: $35,110,031)........................................      35,110,031
                                                                              -----------

 ______________________________________________________________________________

 FACE                                                INTEREST       MATURITY        VALUE
AMOUNT                   ISSUE                         RATE           DATE        (NOTE 1A)
------------------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS: 5.1%
------------------------------------------------------------------------------------------
2,000,000     Federal National Mortgage
              Assoc.                             5.890%         5/21/98         1,999,174
                                                                          ---------------

              TOTAL FEDERAL AGENCY OBLIGATIONS
              (Cost: $1,999,174).....................................           1,999,174
                                                                          ---------------
------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS: 99.1%
              (Cost: $39,108,709)....................................          39,108,709

              OTHER ASSETS LESS LIABILITIES: 0.9%....................             371,130
                                                                           --------------
              NET ASSETS: 100.0%.....................................         $39,479,839
                                                                           ==============

_______________________________________________________________________________

See Notes to Financial Statements.

                                     MSF-8

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
DECEMBER 31, 1997

                                                                            VALUE
SHARES                   ISSUE                                            (NOTE 1A)
------------------------------------------------------------------------------------
COMMON STOCK: 49.6%
------------------------------------------------------------------------------------
AEROSPACE: 1.3%

    307,600       Boeing Co.                                             $15,053,175
     10,643     +*Raytheon Co. Cl. A                                         524,843
    203,300      +Raytheon Co. Cl. B                                      10,266,650
                                                                         -----------
                                                                          25,844,668
------------------------------------------------------------------------------------
AUTOMOTIVE: 1.0%

    166,900         General Motors Corp.                                  10,118,312
    354,100        *Renault SA                                             9,960,809
                                                                         -----------
                                                                          20,079,121
------------------------------------------------------------------------------------
BANKING: 4.8%

    316,300         Ahmanson (H.F.) & Co.                                 21,172,331
    375,000         Banc One Corp.                                        20,367,187
    341,400         BankAmerica Corp.                                     24,922,200
    279,200        +NationsBank Corp.                                     16,978,850
    189,900        *Washington Mutual, Inc.                               12,112,059
                                                                         -----------
                                                                          95,552,627
------------------------------------------------------------------------------------
BROADCASTING: 2.9%

    341,000         CBS Corp.                                             10,038,187
    337,800        +Time Warner, Inc.                                     20,943,600
    592,800       +*U.S. West, Inc.-Media Group                           17,117,100
    208,200        *Viacom, Inc. Cl. B                                     8,627,287
                                                                         -----------
                                                                          56,726,174
------------------------------------------------------------------------------------
BUSINESS SERVICES: 0.6%

    184,077        *Cendant Corp.                                          6,327,663
    115,200         HBO & Co.                                              5,526,000
                                                                         -----------
                                                                          11,853,663
------------------------------------------------------------------------------------
CHEMICALS: 2.5%

    372,800         Du Pont (E.I.) de Nemours & Co.                       22,391,300
     54,100         Monsanto Co.                                           2,272,200
    251,300         Rohm & Haas Co.                                       24,061,975
                                                                         -----------
                                                                          48,725,475
------------------------------------------------------------------------------------
DRUGS & HEALTH CARE: 3.6%

    218,700         Bristol-Myers Squibb Co.                              20,694,487
    146,518        *Novartis AG ADR                                       11,903,855
    166,500         Pfizer, Inc.                                          12,414,656
    162,800         Schering-Plough Corp.                                 10,113,950
    124,800         Warner-Lambert Co.                                    15,475,200
                                                                         -----------
                                                                          70,602,148
------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT: 2.2%

    242,800         AMP, Inc.                                            $10,197,600
    460,500         General Electric Co.                                  33,789,187
                                                                         -----------
                                                                          43,986,787
------------------------------------------------------------------------------------
ELECTRONICS: 1.8%

    114,300        *Analog Devices, Inc.                                   3,164,681
    160,320        *Ericsson (L. M.) Telephone Co. ADR Cl. B               5,986,950
     99,300        *Intel Corp.                                            6,972,722
    134,100        *Lucent Technologies, Inc.                             10,711,237
    164,600        *Teradyne, Inc.                                         5,267,200
     97,000        *Texas Instruments, Inc.                                4,365,000
                                                                          -----------
                                                                          36,467,790
-------------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE: 0.5%

    104,835         Disney (Walt) Co.                                     10,385,217
-------------------------------------------------------------------------------------
FINANCIAL SERVICES: 0.8%

    307,899         Travelers Group, Inc.                                 16,588,059
------------------------------------------------------------------------------------
FOOD & BEVERAGES: 1.7%

    107,700         Coca-Cola Co.                                          7,175,512
    159,900         General Mills, Inc.                                   11,452,837
    315,100         Heinz (H.J.) Co.                                      16,011,019
                                                                          ----------
                                                                          34,639,368
------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 1.1%

    284,600         Fort James Corp.                                      10,885,950
    221,500         Weyerhaeuser Co.                                      10,867,344
                                                                         -----------
                                                                          21,753,294
------------------------------------------------------------------------------------
HOSPITAL MANAGEMENT: 0.4%

    229,700         Tenet Healthcare Corp.                                 7,608,812
------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS: 0.9%

     60,200         Gillette Co.                                           6,046,338
    137,300         Procter & Gamble Co.                                  10,958,256
                                                                         -----------
                                                                          17,004,594
------------------------------------------------------------------------------------
INSURANCE: 2.4%

    235,500         ACE, Ltd.                                             22,725,750
     73,400         General Re Corp.                                      15,560,800
    110,200         St. Paul Cos., Inc.                                    9,043,287
                                                                         -----------
                                                                          47,329,837
------------------------------------------------------------------------------------

                                     MSF-9

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
DECEMBER 31, 1997

                                                                            VALUE
SHARES                   ISSUE                                            (NOTE 1A)
------------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
------------------------------------------------------------------------------------
MACHINERY: 0.4%
    205,200         Browning-Ferris Industries, Inc.                     $ 7,592,400
------------------------------------------------------------------------------------
MEDICAL SUPPLY: 1.1%
     97,100       +*Boston Scientific Corp.                                4,454,462
     71,100         Guidant Corp.                                          4,425,975
    186,600         Johnson & Johnson                                     12,292,275
                                                                         -----------
                                                                          21,172,712
------------------------------------------------------------------------------------
METALS-STEEL & IRON: 0.5%
    449,500        +British Steel Corp. PLC ADR                            9,636,156
     55,700        *Ispat International NV Cl. A                           1,204,512
                                                                         -----------
                                                                          10,840,668
------------------------------------------------------------------------------------
MISCELLANEOUS: 1.6%
    707,600         Tyco International Ltd.                               31,886,225
------------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT: 2.6%
    201,900        *Cisco Systems, Inc.                                   11,268,544
    189,700         Compaq Computer Corp.                                 10,706,194
    177,300         IKON Office Solutions, Inc.                            4,986,562
    125,700         International Business Machines Corp.                 13,143,506
    159,800         Xerox Corp.                                           11,795,237
                                                                         -----------
                                                                          51,900,043
------------------------------------------------------------------------------------
OIL: 1.0%
    344,745         TOTAL SA ADR                                          19,133,347
------------------------------------------------------------------------------------
OIL & GAS EXPLORATION: 1.3%
    149,000         Anadarko Petroleum Corp.                               9,042,437
     96,600         ENI SPA ADR                                            5,512,237
    518,700        *Seagull Energy Corp.                                  10,698,187
                                                                         -----------
                                                                          25,252,861
------------------------------------------------------------------------------------
OIL-DOMESTIC: 1.1%
    300,900         Oryx Energy Co.                                        7,672,950
    340,800         Unocal Corp.                                          13,227,300
                                                                         -----------
                                                                          20,900,250
------------------------------------------------------------------------------------
OIL-INTERNATIONAL: 0.6%
    202,900        +Royal Dutch Petroleum Co.                             10,994,644
------------------------------------------------------------------------------------
RETAIL GROCERY: 1.8%
        582       .*Food 4 Less Holdings, Inc. (Wts.) 144A                   153,491
    491,900        *Kroger Co.                                            18,169,556
    263,200        +Safeway, Inc.                                         16,647,400
                                                                         -----------
                                                                          34,970,447
------------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
------------------------------------------------------------------------------------
RETAIL TRADE: 4.3%
    243,900         CVS Corp.                                           $ 15,624,844
    227,700         Dayton-Hudson Corp.                                   15,369,750
    240,700         Home Depot, Inc.                                      14,171,212
    282,800         Rite Aid Corp.                                        16,596,825
    353,600        *Staples, Inc.                                          9,834,500
    441,400        *Toys 'R Us, Inc.                                      13,876,512
                                                                        ------------
                                                                          85,473,643
------------------------------------------------------------------------------------
SOFTWARE: 0.6%
      5,887        *Anacomp, Inc.                                             91,616
      1,495        *Anacomp, Inc. (Wts.)                                       9,998
     93,000        *Microsoft Corp.                                       12,017,344
                                                                        ------------
                                                                          12,118,958
------------------------------------------------------------------------------------
TOBACCO: 1.1%
    488,000         Philip Morris Cos., Inc.                              22,112,500
------------------------------------------------------------------------------------
TRANSPORTATION-TRUCKING: 0.0%
    500           .*Crown Packaging Holdings Ltd. (Wts.) 144A                     63
------------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 1.3%
    180,200         FPL Group, Inc.                                       10,665,587
    365,000         Texas Utilities Co.                                   15,170,312
                                                                        ------------
                                                                          25,835,899
------------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 1.8%
    223,900        +Bell Atlantic Corp.                                   20,374,900
    547,300       +*WorldCom, Inc.                                        16,572,928
                                                                        ------------
                                                                          36,947,828
------------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Cost: $819,976,106)............................     982,280,122
------------------------------------------------------------------------------------

   FACE                                        INTEREST         MATURITY          VALUE
  AMOUNT                    ISSUE                RATE             DATE          (NOTE 1A)
-------------------------------------------------------------------------------------------
CORPORATE BONDS: 19.6%
-------------------------------------------------------------------------------------------
ASSET BACKED: 1.5%
$                   Arcadia Automobile
    3,500,000       Rec. Ser 1997-C A5 SEQ         6.550%      6/15/01-05      $  3,544,844

    8,700,000       AT&T Universal Card
                    Master Tr. Ser.                5.950%        10/17/00         8,686,341
                    1995-2A

    8,655,000       Ford Credit Auto
                    Owner Tr. Ser. 1997-B          6.050%      4/15/99-01         8,703,684
                    A3 SEQ

    8,480,000       World Omni Automobile
                    Lease Tr. Ser. 1997-B          6.180%      11/25/00-03         8,482,968
                    A3 SEQ
                                                                                ------------
                                                                                  29,417,837
--------------------------------------------------------------------------------------------

                                    MSF-10

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
DECEMBER 31, 1997

   FACE                                        INTEREST         MATURITY          VALUE
  AMOUNT                    ISSUE                RATE             DATE          (NOTE 1A)
------------------------------------------------------------------------------------------------
CORPORATE BONDS: (CONTINUED)
------------------------------------------------------------------------------------------------
BANKING: 2.1%
 $2,950,000         Advanta Master Trust
                    II Ser. 1995-F A1              6.050%       8/01/00-03     $  2,944,454

  2,850,000       . Bank of New York 144A          7.780%      12/01/06-26        2,962,034

  3,500,000       . BankAmerica
                    Institutional Capital
                    144A                           7.700%      12/31/06-26        3,602,865


  1,725,000         Capital One Bank Sr.           7.080%         10/30/01        1,765,055

  6,675,000         First Deposit Master
                    Trust Ser. 1993-2              5.750%          6/15/98        6,668,726

  4,600,000       + NB Capital Trust               8.250%       4/15/07-27        5,019,796
                    Ser.1995-1 A

  2,800,000         Nations Bank Master            6.450%          8/15/00        2,827,104
                    Trust Ser. 1995-1

  8,175,000         Prime Credit Card
                    Master Trust Ser.              6.750%          8/15/02        8,338,500
                    1995-1 A

  2,100,000         Standard Credit Card
                    Master Tr. Ser 1991-3 A        8.875%          7/07/98        2,129,526


  2,800,000       . State Street
                    Institutional Capital
                    A 144A                         7.940%      12/30/06-26        2,973,768


  3,000,000       . Wells Fargo Capital
                    Securities 144A                7.730%      12/01/06-26        3,113,070
                                                                               ------------
                                                                                 42,344,898
------------------------------------------------------------------------------------------------
BROADCASTING: 0.4%
  7,650,000         TCI Communications,
                    Inc. Sr.                       7.250%          6/15/99        7,737,746
------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 2.5%
  6,006,999         Amresco Commercial
                    Mortgage Sec. Ser
                    1997-C1 A SEQ                  6.730%       6/17/02-04        6,107,616

    983,397         Countrywide Ser.
                    1993-E A1 PAC                  6.500%       1/25/97-24          982,783

  2,140,215         Countrywide Ser.               7.125%      12/25/98-23        2,148,904
                    1993-5 A4 SEQ

  4,300,000         Credit Suisse First
                    Boston Ser.1997-C2 A2          6.520%       7/17/05-07        4,308,063
                    SEQ

  3,814,663        .Donaldson, Lufkin &
                    Jenret, Inc. 144A              6.550%      11/15/03-06        3,847,446

  4,150,000         First Union Lehman
                    Bros. Ser 1997-C2 A-2          6.600%      05/18/05-07        4,151,297
                    SEQ
------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS: (CONTINUED)
 $7,425,000         First USA Credit Card
                    Master Tr. Ser.                6.420%          7/17/02     $  7,496,930
                    1997-6 A

  7,500,000         General Electric
                    Capital Mtg.
                    Services., Inc. Ser.           6.500%       1/25/00-24        7,434,375
                    1994-1 A6 TAC


  7,672,192         Lehman Commercial
                    Mortgage Ser. 97-LL1           6.790%      10/12/02-04        7,832,829
                    A1 SEQ

  3,632,799        .Morgan Stanley
                    Capital Ser.                   7.020%      10/15/03-06        3,696,373
                    97-WF1-A1 144A

    832,491         Prudential Home Loan
                    Mortgage Ser. 93-29
                    A-6 PAC                        6.750%       8/25/98-08          833,790

    773,405         Residential Funding
                    Corp. Ser. 1993-S25
                    A1 PAC                         6.500%       7/25/98-08          771,951
                                                                               ------------
                                                                                 49,612,357
------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: 6.5%
  2,600,000         Allmerica Financial
                    Corp. Sr.                      7.625%         10/15/25        2,755,584

  3,850,000         American Express
                    Credit Account Master
                    Tr. Ser. 1997-1 A              6.400%          9/15/00        3,901,706

  4,200,000         Associates Corp. of
                    North America Sr.              6.450%         10/15/01        4,230,114

  4,100,000         Associates Corp. of
                    North America                  6.375%         10/15/02        4,118,327

  2,550,000         Associates Corp. of
                    North America                  6.750%          7/15/01        2,592,840

  6,047,985         Banc One Auto
                    Receivable Grant
                    Trust 97-A A                   6.270%      11/20/99-03        6,059,325

  1,200,000         Beneficial Corp.               9.125%          2/15/98        1,203,720

  3,900,000         Chase Manhattan
                    Credit Card Master
                    Trust Ser. 1996-3 A            7.040%          5/15/01        4,012,125


  3,300,000         Cigna Corp. Deb.               7.875%          5/15/27        3,537,831

  3,230,000         CIT Group Holdings,
                    Inc.                           6.750%          5/14/01        3,288,269

  5,200,000         CIT Group Holdings,
                    Inc. Sr.                       6.700%          5/28/01         5,286,424

 14,600,000         Commercial Credit
                    Group, Inc.                    6.450%          7/01/02        14,705,558

  9,725,000         Countrywide Home Loan          6.580%          9/21/01         9,839,172


                                    MSF-11

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
DECEMBER 31, 1997

 FACE                                            INTEREST          MATURITY         VALUE
AMOUNT                ISSUE                        RATE              DATE         (NOTE 1A)
---------------------------------------------------------------------------------------------
CORPORATE BONDS: (CONTINUED)
---------------------------------------------------------------------------------------------
FINANCIAL SERVICES: (CONTINUED)
$ 6,600,000         Countrywide Home
                    Loan, Inc.                     7.260%          5/10/04       $  6,870,534

  6,600,000         FINOVA Capital Corp.
                    Sr.                            7.125%          5/01/02          6,788,628

  4,400,000         Fleet Mortgage Group,
                    Inc.                           7.060%          7/26/02          4,502,696

  5,350,000         Ford Credit Auto Loan
                    Master Trust Ser.95-1          6.500%          8/15/00          5,393,442

  1,800,000         GE Global Insurance
                    Holding Corp.                  7.000%          2/15/26          1,868,688

  2,500,000         General Motors
                    Acceptance Corp.               7.050%          2/02/98          2,501,725

  4,325,000         GMAC Commercial
                    Mortgage Security,             6.550%       4/15/06-07          4,357,265
                    Inc.

  2,400,000         Household Finance
                    Corp. Sr.                      6.750%          6/01/00          2,427,024

  3,775,000         MBNA Corp. Sr.                 6.875%         11/15/02          3,805,540
  1,500,000         PennCorp Financial
                    Group Sr.                      9.250%      12/15/98-03          1,571,250

  5,061,186        .Railcar Leasing Ser.
                    1997-1 A1 SEQ 144A             6.750%       7/15/02-06          5,162,410

  3,700,000         Sears Credit Account
                    Master. Tr. II Ser.            6.200%       7/15/02-07          3,702,601
                    1997-1 A

  2,600,000         Sears Credit Account
                    Master Trust II Ser.           8.100%       6/15/00-04          2,684,500
                    1995-2 A

  4,300,000         Travelers Capital III          7.750%      12/01/06-36          4,459,229
  7,175,000        .Zurich Capital Trust
                    144A                           8.376%       6/01/07-37          7,818,741
                                                                                 ------------
                                                                                  129,445,268
---------------------------------------------------------------------------------------------
GOVERNMENT SPONSORED: FEDERALLY CHARTERED: 0.3%
  2,250,000         Big Rivers Electric
                    Cooperative Trust             10.700%       9/15/98-17          2,375,460

  3,750,000         Deseret Generation
                    Cooperative Trust             10.110%      12/15/97-17          3,947,775
                                                                                 ------------
                                                                                    6,323,235
---------------------------------------------------------------------------------------------
GOVERNMENT SPONSORED: STATE CHARTERED: 0.2%
  3,675,000         New Jersey Economic
                    Development Authority
                    State Pension Funding
                    Ser. A                         7.425%          2/15/29          4,057,347
---------------------------------------------------------------------------------------------
HEALTHCARE SERVICES: 0.8%
$ 4,525,000         Columbia/HCA
                    Healthcare Corp.               6.410%          6/15/00       $  4,457,442

  3,600,000         Columbia/HCA
                    Healthcare Corp.               7.690%          6/15/25          3,466,368

  3,725,000         Columbia/HCA
                    Healthcare Corp.               7.500%         12/15/23          3,512,265

  3,700,000         Columbia/HCA
                    Healthcare Corp.               6.870%          9/15/03          3,627,813
                                                                                 ------------
                                                                                   15,063,888
---------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS: 0.4%
  7,700,000         Fort James Corp.               6.625%          9/15/04          7,724,563
---------------------------------------------------------------------------------------------
INDUSTRIALS: 3.4%
  2,825,000         Chesapeake Energy
                    Corp. Sr.                      7.875%          3/15/04          2,789,688

  1,500,000         Chevron Corp. Profit
                    Sharing Amort. Note            8.110%      12/01/01-04          1,600,755

  3,300,000        .Electronic Data
                    Systems Corp. 144A             6.850%          5/15/00          3,359,433

  4,100,000         HealthSouth Corp. Sr.          9.500%       4/01/98-01          4,318,325

  5,800,000         Honeywell, Inc.                6.750%          3/15/02          5,917,102

  8,450,000         Ingersoll-Rand Co.             6.200%         11/15/99          8,469,266

  2,075,000        .K-III Communications
                    Corp. 144A Sr.                 8.500%       2/01/01-06          2,111,313

  1,550,000         Lear Seating Corp.             8.250%       2/01/98-02          1,569,375
                    Sub.

  3,400,000         Loews Corp.                    6.750%         12/15/06          3,423,902

 10,600,000         Oracle Corp. Sr.               6.720%          2/15/04         10,577,422

  2,000,000         Oryx Energy Co.                8.125%         10/15/05          2,133,620

  4,925,000         Owens Illinois, Inc.           7.850%          5/15/04          5,173,910
                    Sr.

  2,225,000        +Paging Network, Inc.
                    Sr.                            8.875%       2/01/99-06          2,180,500

  2,000,000         Paging Network, Inc.          10.000%      10/15/01-08          2,080,000
                    Sr.

  3,500,000         Tenet Healthcare
                    Corp. Sr.                      7.875%          1/15/03          3,543,750

  7,250,000         Viacom, Inc. Sr.               7.750%          6/01/05          7,373,903
                                                                                 ------------
                                                                                   66,622,264
---------------------------------------------------------------------------------------------
NEWSPAPERS: 0.4%
  3,825,000         News America
                    Holdings, Inc. Sr.             7.750%          1/20/24          3,980,219

  3,900,000         News America
                    Holdings, Inc.                 7.375%         10/17/08          4,010,721
                                                                                 ------------
                                                                                    7,990,940
---------------------------------------------------------------------------------------------

                                    MSF-12

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
DECEMBER 31, 1997

 FACE                                            INTEREST          MATURITY         VALUE
AMOUNT                ISSUE                        RATE              DATE         (NOTE 1A)
---------------------------------------------------------------------------------------------
CORPORATE BONDS: (CONTINUED)
---------------------------------------------------------------------------------------------
RESTAURANT: 0.2%
$ 4,400,000         Darden Restaurants,
                    Inc.                           7.125%          2/01/16       $  4,226,860
---------------------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 0.7%
  3,350,000         CMS Energy Corp. Sr.           8.125%          5/15/02          3,444,269

  4,150,000        .Edison Mission Energy
                    Funding Note 144A              7.330%       9/15/05-08          4,334,177

  5,350,000         Southern California
                    Edison Co.                     6.500%          6/01/01          5,396,064
                                                                                  -----------
                                                                                   13,174,510
---------------------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 0.2%

  5,000,000         AirTouch
                    Communications, Inc.           7.000%         10/01/03          5,119,400

---------------------------------------------------------------------------------------------
                    TOTAL CORPORATE BONDS
                    (Cost: $382,641,661)..................................        388,861,113
                                                                                 ------------
---------------------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS: 1.6%
---------------------------------------------------------------------------------------------
  3,700,000         Federal Home Loan
                    Mortgage Corp.                 7.240%       5/15/98-02          3,712,728

  5,875,000         Federal National
                    Mortgage Assoc.                6.800%       9/25/04-22          5,972,290

     43,832         Federal National
                    Mortgage Assoc.                9.000%          4/01/16             46,571

  1,336,929         Federal National
                    Mortgage Assoc.                8.500%          2/01/09          1,402,519

  1,120,414         Federal National
                    Mortgage Assoc.                8.000%          6/01/08          1,170,833

    603,173         Federal National
                    Mortgage Assoc.                7.250%          9/01/07            620,490

  2,947,672         Federal National
                    Mortgage Assoc.                7.000%         12/01/07          3,016,559

  3,945,059         Federal National
                    Mortgage Assoc.                8.500%          8/01/22          4,155,844

  4,908,455         Government National
                    Mortgage Assoc.                8.000%         11/15/17          5,164,578

  5,182,103         Government National
                    Mortgage Assoc. ARM            6.500%          5/15/09          5,233,872

  1,977,985         Government National
                    Mortgage Assoc. Pool           6.000%          2/15/09          1,966,849
                                                                                 ------------
                    TOTAL FEDERAL AGENCY OBLIGATIONS
                    (Cost: $32,195,483)...................................         32,463,133
                                                                                 ------------
---------------------------------------------------------------------------------------------
FEDERAL TREASURY OBLIGATIONS: 15.0%
-------------------------------------------------------------------------------------------
$ 5,725,000         +U.S. Treasury Bond            12.000%      8/15/08-13       $ 8,435,444
 24,475,000         +U.S. Treasury Bond             8.750%         5/15/17        32,088,928
 60,425,000         +U.S. Treasury Bond             8.125%         8/15/21        76,220,699
  3,799,090         +U.S. Treasury
                     Inflation Indexed              3.375%         1/15/07         3,699,364
                     Notes
  9,000,000         +U.S. Treasury Note             6.250%         2/28/02         9,164,520
 21,425,000          U.S. Treasury Note             6.750%         5/31/99        21,739,733
 29,525,000         +U.S. Treasury Note             6.875%         8/31/99        30,078,594
 13,625,000         +U.S. Treasury Note             7.125%         9/30/99        13,948,594
 43,025,000          U.S. Treasury Note             7.875%        11/15/04        48,100,659
 10,000,000          U.S. Treasury Note             6.500%         8/15/05        10,434,400
 73,450,000          U.S. Treasury Note
                     Strip Interest                 0.000%         5/15/07        42,603,204
                                                                                 -----------
                     TOTAL FEDERAL TREASURY OBLIGATIONS
                     (Cost: $285,767,631).................................       296,514,139
                                                                                 -----------
--------------------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 3.2%
--------------------------------------------------------------------------------------------
 25,250,000  AUD     Australian Government          9.000%         9/15/04        19,265,511
 11,375,000  NZD     New Zealand                    8.000%        11/15/06         7,012,547
 17,225,000  NZD     New Zealand                   10.000%         3/15/02        10,949,956
 14,450,000  GBP     UK Treasury                    8.500%        12/07/05        26,782,465
                                                                                 -----------
                     TOTAL FOREIGN OBLIGATIONS
                     (Cost: $67,893,769)..................................        64,010,479
                                                                                 -----------
--------------------------------------------------------------------------------------------

YANKEE BONDS: 2.1%
--------------------------------------------------------------------------------------------
  3,625,000         .British Aerospace
                     Finance, Inc. 144A             7.500%         7/01/27         3,875,415

  2,475,000          City of Naples Note            7.520%      7/15/01-06         2,590,385
  6,700,000         .DR Investments 144A
                     Sr.                            7.100%         5/15/02         6,866,361

  5,450,000          Hydro Quebec Deb.
                     Ser. HS                        9.400%         2/01/21         7,037,040

  3,000,000          Norsk Hydro AS Deb.            7.150%        11/15/25         3,093,390
  8,100,000         .Petroliam Nasional
                     Berhad 144A                    7.125%         8/15/05         7,725,780

  5,675,000          Province Of Quebec
                     Deb.                           7.125%         2/09/24         5,844,739

  3,600,000          Talisman Energy Deb.           7.125%         6/01/07         3,724,525
                                                                                 -----------
                     TOTAL YANKEE BONDS
                     (Cost: $39,280,272)..................................        40,757,635
                                                                                 -----------
--------------------------------------------------------------------------------------------

                                    MSF-13

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
DECEMBER 31, 1997

 FACE                                            INTEREST          MATURITY         VALUE
AMOUNT                ISSUE                        RATE              DATE         (NOTE 1A)
--------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 8.8%
$                   American Express
10,883,000          Credit Corp.                   5.750%         1/08/98       $ 10,883,000

19,911,000          American Express
                    Credit Corp.                   6.000%         1/13/98         19,911,000

30,000,000          Bell Atlantic
                    Financial Services             6.250%         1/05/98         29,979,167

28,340,000          Bell Atlantic
                    Financial Services             5.840%         1/23/98         28,238,858

 4,258,000          Commercial Credit Co.          5.950%         1/16/98          4,258,000

 1,766,000          Deere & Co.                    5.750%         1/13/98          1,766,000

 6,104,000          Deere (John) Capital
                    Corp.                          5.930%         1/05/98          6,104,000

 7,487,000          Ford Motor Credit Co.          6.100%         1/08/98          7,487,000

21,928,000          General Electric
                    Capital Corp.                  5.910%         1/13/98         21,928,000

15,000,000          Goldman Sachs Group LP
                                                   5.840%         1/05/98         14,990,266
29,572,000          Household Finance
                    Corp.                          5.820%          1/8/98         29,572,000
                                                                                ------------
                    TOTAL SHORT TERM OBLIGATIONS
                    (Cost: $175,117,291).................................        175,117,291
                                                                                ------------
--------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS: 99.9%
                    (Cost: $1,802,872,213)...............................      1,980,003,912
                    OTHER ASSETS LESS LIABILITIES: 0.1%                            2,227,802
                                                                              --------------
                    NET ASSETS: 100.0%...................................     $1,982,231,714
                                                                              ==============
--------------------------------------------------------------------------------------------

LEGEND:
-----------
* Non-income producing security.
+ Securities on loan.
 . Restricted security.
  ADR (American depository receipt) represents ownership of foreign securities.

SECURITIES LENDING: (Note 7)
----------------------------
As of December 31, 1997, the market value of securities loaned was $116,410,035 with collateral backing valued at $118,838,443.

RESTRICTED SECURITIES: (Note 2)
-------------------------------
                                                                               Valuation
                                                                                 as of
                                   Acquisition          Acquisition           December 31,
           Issue                       Date                 Cost                  1997
           -----                       ----                 ----                  ----
Bank of New York  144A.....         12/24/96           $    2,775,074       $     2,962,034
BankAmerica Institutional
 Capital 144A..............         11/26/96                3,463,390             3,602,865
British Aerospace Finance,
 Inc. 144A.................          6/26/97                3,598,066             3,875,415
Crown Packaging  Holdings,
 Ltd. (Wts.) 144A..........           6/1/94                   20,000                    63
Donaldson, Lufkin &
 Jenret, Inc. 144A.........          9/26/97                3,823,604             3,847,446
DR Investments 144A Sr.               5/6/97                6,696,181             6,866,361
Edison Mission Energy
 Funding 144A Note.........           1/7/97                4,130,910             4,334,177
Electronic Data Systems
 Corp. 144A................          5/19/95                3,297,393             3,359,433
Food For Less Holdings, Inc.
(Wts.)144A.................           6/1/94                   40,478               153,491
K-III Communications Corp.
 144A Sr.                            1/22/96                2,084,125             2,111,313
Morgan Stanley Capital
 Ser. 97-WF1-A1 144A.......          6/17/97                3,643,450             3,696,373
Petroliam Nasional Berthad            10/2/97-
 144A......................           11/19/97              7,979,799             7,725,780
RailcarLeasing Ser. 1997-1
 A1 144A SEQ...............        4/1/97-4/15/97           4,989,618             5,162,410
State Street Institutional
 Captial A 144A............          12/18/96               2,757,760             2,973,768
Wells Fargo Capital
 Securities 144A...........           4/8/97                2,775,570             3,113,070
Zurich Capital Trust 144A..       6/18/97-6/26/97           7,480,202             7,818,741

The aggregate value of restricted securities at December 31, 1997 was $61,602,740 or 3.11% of the Diversified Portfolio's net assets.

                      See Notes to Financial Statements.

                                    MSF-14

METROPOLITAN SERIES FUND, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

DECEMBER 31, 1997

                                                                  VALUE
SHARES              ISSUE                                       (NOTE 1A)
-------------------------------------------------------------------------------
COMMON STOCK: 93.4%
-------------------------------------------------------------------------------
AEROSPACE: 0.8%
    230,700   +     Boeing Co.                                  $ 11,289,881
-------------------------------------------------------------------------------
AUTOMOTIVE: 2.1%
    490,000   + *   Budget Group, Inc. Cl. A                      16,935,625
    190,600         Danaher Corp.                                 12,031,625
                                                                ------------
                                                                  28,967,250
-------------------------------------------------------------------------------
BANKING: 3.1%
    163,200   +     Ahmanson (H.F.) & Co.                          10,924,200
    259,800         BankAmerica Corp.                              18,965,400
    276,600         Bank United Corp. Cl. A                        13,605,262
                                                                -------------
                                                                   43,485,862
-------------------------------------------------------------------------------
BROADCASTING: 2.5%
    709,400   +     CBS Corp.                                      20,882,962
    184,300   +     Chancellor Media Corp.                         13,759,147
                                                                -------------
                                                                   34,642,109
-------------------------------------------------------------------------------
BUSINESS SERVICES: 19.0%
    875,400   + *   Caribiner International, Inc.                  38,955,300
  2,161,829   + *   Cendant Corp.                                  74,312,864
    907,600   *     Creative Technology Ltd.                       19,910,475
    374,800   +     HBO & Co.                                      17,978,687
    398,225   + *   Outdoor Systems, Inc.                          15,281,884
  2,246,500   *     Republic Industries, Inc.                      52,371,532
    560,300   + *   Snyder Communications, Inc.                    20,450,950
    205,350   + *   U.S. Office Products Co.                        4,004,325
    398,400   *     Universal Outdoor Holdings, Inc.               20,766,600
                                                                -------------
                                                                  264,032,617
-------------------------------------------------------------------------------
COMPUTER EQUIPMENT & SERVICE: 2.5%
    391,100   + *   America Online, Inc.                           34,881,231
-------------------------------------------------------------------------------
CONSTRUCTION & MINING EQUIPMENT: 0.6%
    353,400   *     Terex Corp.                                     8,304,900
-------------------------------------------------------------------------------
COSMETICS: 0.8%
    189,800   + *   Avon Products, Inc.                            11,648,975
-------------------------------------------------------------------------------
DRUGS & HEALTH CARE: 3.0%
     46,000         Cooper Cos., Inc.                               1,880,250
    258,500         Schering-Plough Corp.                          16,059,313
    195,200         Warner-Lambert Co.                             24,204,800
                                                                -------------
                                                                   42,144,363
-------------------------------------------------------------------------------
EDUCATION: 0.5%
    157,000   *     Apollo Group, Inc. Cl. A                     $  7,437,875
-------------------------------------------------------------------------------
ELECTRONICS: 8.5%
    769,400   *     Advanced Fibre Communications, Inc.            22,504,950
    302,000   + *   Analog Devices, Inc.                            8,361,625
    627,300   + *   CHS Electronics, Inc.                          10,624,894
    207,500   *     Intel Corp.                                    14,570,391
    364,500   *     Kulicke & Soffa Industries, Inc.                6,811,594
    334,800   +     Motorola, Inc.                                 19,104,525
     48,700   *     P-Com, Inc.                                       852,250
    187,800   + *   Sanmina Holdings, Inc.                         12,782,138
    207,500   + *   Tellabs, Inc.                                  10,952,109
    250,100   +     Texas Instruments, Inc.                        11,254,500
                                                                -------------
                                                                  117,818,976
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE: 3.4%
    218,300   *     Ascent Entertainment Group, Inc.                2,237,575
    524,000   *     Florida Panthers Holdings, Inc. Cl. A           9,039,000
    581,800         International Game Technology                  14,690,450
    639,900   +     News Corp. Ltd. ADS                            14,277,769
    288,100   *     Ticketmaster Group, Inc.                        6,662,313
                                                                -------------
                                                                   46,907,107
-------------------------------------------------------------------------------
FINANCIAL SERVICES: 4.2%
    121,600   *     Hartford Financial Services Group, Inc.        11,377,200
    268,600   +     Merrill Lynch & Co., Inc.                      19,591,013
    510,050         Travelers Group, Inc.                          27,478,944
                                                                -------------
                                                                   58,447,157
-------------------------------------------------------------------------------
FOOD & BEVERAGES: 0.7%
    191,800   *     Peapod, Inc.                                    1,234,713
    226,400   + *   Starbucks Corp.                                 8,695,175
                                                                -------------
                                                                    9,929,888
-------------------------------------------------------------------------------
HEALTHCARE SERVICES: 0.0%
     12,905   *     Coram Healthcare Corp.                             43,554
-------------------------------------------------------------------------------
HOSPITAL MANAGEMENT: 1.0%
    424,000   *     Tenet Healthcare Corp.                         14,045,000
-------------------------------------------------------------------------------
HOTEL & MOTEL: 1.7%
  1,006,900   *     Extended Stay America, Inc.                    12,523,318
    305,300   *     Interstate Hotels Co.                          10,704,581
                                                                -------------
                                                                   23,227,899
-------------------------------------------------------------------------------

                                    MSF-15

METROPOLITAN SERIES FUND, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

DECEMBER 31, 1997

                                                                  VALUE
SHARES              ISSUE                                       (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
INSURANCE: 2.5%
  160,000             ACE Ltd.                                    $   15,440,000
   70,500             Aetna, Inc.                                      4,974,656
  382,800       +     Provident Cos., Inc.                            14,785,650
                                                                  --------------
                                                                      35,200,306
--------------------------------------------------------------------------------
MEDICAL SUPPLY: 1.6%
  155,600       + *   Boston Scientific Corp.                          7,138,150
  553,700       *     Trigon Healthcare, Inc.                         14,465,413
                                                                  --------------
                                                                      21,603,563
--------------------------------------------------------------------------------
METALS-STEEL & IRON: 0.1%
   76,200       *     Ispat International NV Cl. A                     1,647,825
--------------------------------------------------------------------------------
MINING: 0.1%
   73,200             Chicago Bridge & Iron Co. NV                     1,189,500
--------------------------------------------------------------------------------
MISCELLANEOUS: 1.6%
  506,800             Tyco International Ltd.                         22,837,675
--------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT: 8.6%
  392,400       *     Cisco Systems, Inc.                             21,900,825
  344,900             Compaq Computer Corp.                           19,465,294
  114,200             Diebold, Inc.                                    5,781,375
  462,600       *     EMC Corp.                                       12,692,587
  228,500             Hewlett-Packard Co.                             14,281,250
2,156,600       + *   Iomega Corp.                                    26,822,713
  486,800       + *   Sun Microsystems, Inc                           19,441,575
                                                                 ---------------
                                                                     120,385,619
--------------------------------------------------------------------------------
OIL-SERVICES: 0.9%
  113,000       +     Ensco International, Inc.                        3,785,500
   38,000       *     NewPark Resources, Inc.                            665,000
   94,000             Schlumberger Ltd.                                7,567,000
                                                                ----------------
                                                                      12,017,500
--------------------------------------------------------------------------------
POLLUTION CONTROL: 0.3%
   97,900       *     USA Waste Services, Inc.                         3,842,575
--------------------------------------------------------------------------------
PRINTING & PUBLISHING: 0.7%
  277,800             Valassis Communications, Inc.                   10,278,600
--------------------------------------------------------------------------------
RESTAURANT: 0.2%
  185,200       +     Apple South, Inc.                                2,436,537
--------------------------------------------------------------------------------
RETAIL GROCERY: 1.5%
  338,900             Safeway, Inc.                                   21,435,425
--------------------------------------------------------------------------------
RETAIL TRADE: 9.4%
   73,000       + *   Abercrombie & Fitch Co. Cl. A               $    2,281,250
  591,900       *     Borders Group, Inc.                             18,533,869
   43,000             CVS Corp.                                        2,754,687
  196,800             Dayton-Hudson Corp.                             13,284,000
  425,000       *     Jones Apparel Group, Inc.                       18,275,000
  352,400       *     Linens 'n Things, Inc.                          15,373,450
  484,575       *     Men's Wearhouse, Inc.                           16,960,125
  457,000       + *   Proffitts, Inc.                                 12,995,938
  619,800       *     Sunglass Hut International, Inc.                 3,931,856
  821,800       *     Toys 'R Us, Inc.                                25,835,338
                                                                ----------------
                                                                     130,225,513
--------------------------------------------------------------------------------
SOFTWARE: 5.0%
  176,000       + *   Ascend Communications, Inc.                      4,328,500
  421,800             Computer Associates International, Inc.         22,302,675
  125,100       *     Geoworks                                         1,188,450
  148,300       *     i2 Technologies, Inc.                            7,827,459
  269,800       *     Industri Matematik International Corp.           7,975,962
  126,100       *     Microsoft Corp.                                 16,294,484
  406,900       *     Oracle Systems Corp.                             9,066,241
      388       *     Structural Dynamics Research Corp.                   8,730
                                                                ----------------
                                                                      68,992,501
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT & SERVICES: 1.5%
  147,000       + *   China Telecom (Hong Kong) Ltd. ADR               4,933,687
  207,400       *     Networks Associates, Inc.                       10,946,831
   88,300       *     Qwest Communications International, Inc.         5,242,813
                                                                ----------------
                                                                      21,123,331
--------------------------------------------------------------------------------
TEXTILES & APPAREL: 1.9%
  452,500       *     The Timberland Co. Cl. A                        26,273,281
--------------------------------------------------------------------------------
TOBACCO: 1.1%
  328,400             Philip Morris Cos., Inc.                        14,880,625
--------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 2.0%
  651,200             MCI Communications Corp.                        27,899,850
--------------------------------------------------------------------------------
                      TOTAL COMMON STOCK
                      (Cost: $1,102,633,693).................      1,299,533,870
                                                              ------------------
--------------------------------------------------------------------------------

                                    MSF-16

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

DECEMBER 31, 1997

FACE                                               INTEREST       MATURITY        VALUE
AMOUNT              ISSUE                          RATE             DATE        (NOTE 1A)
----------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 5.9%
----------------------------------------------------------------------------------------------
$2,030,000          American Express
                    Credit Corp.                   6.250%         1/02/98       $    2,030,000

26,000,000          American Express
                    Credit Corp.                   6.015%         1/13/98           26,000,000

 9,989,000          Deere (John) Capital
                    Corp.                          5.930%         1/05/98            9,989,000

   916,000          Ford Motor Credit Co.          6.000%         1/06/98              916,000
 2,745,000          Ford Motor Credit Co.          5.850%         1/09/98            2,745,000
20,819,000          Ford Motor Credit Co.          5.750%         1/06/98           20,819,000
20,000,000          General Electric
                    Capital Corp.                  6.080%         1/08/98           20,000,000
                                                                                --------------
                    TOTAL SHORT TERM OBLIGATIONS
                    (Cost: $82,499,000)........................................     82,499,000
                                                                                --------------
----------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS: 99.3%
                    (Cost: $1,185,132,693).....................................  1,382,032,870

                    OTHER ASSETS LESS LIABILITIES: 0.7%........................      9,922,742
                                                                                --------------
                    NET ASSETS: 100.0%......................................... $1,391,955,612
                                                                                ==============
----------------------------------------------------------------------------------------------

LEGEND:
------
*  Non-income producing security.
+  Securities on loan.

   ADR (American depository receipt) represents ownership of foreign securities.

SECURITIES LENDING: (Note 7)
----------------------------
As of December 31, 1997, the market value of securities loaned was $118,560,118 with collateral backing valued at $120,801,619.

                              See Notes to Financial Statements.

                                    MSF-17

METROPOLITAN SERIES FUND, INC

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
DECEMBER 31, 1997


                                                                        Value
 Shares                Issue                                          (Note 1A)
-------------------------------------------------------------------------------
COMMON STOCK: 99.3%
-------------------------------------------------------------------------------
Aerospace: 2.0%
 132,600       Allied-Signal, Inc.                                 $  5,163,112
 250,524       Boeing Co.                                            12,260,018
  35,700      +General Dynamics Corp.                                 3,085,819
  44,313       Lockheed Martin Corp.                                  4,364,831
  12,400       Northrop Grumman Corp.                                 1,426,000
       1       Raytheon Co. Cl. A                                            36
  90,100      +Raytheon Co. Cl. B                                     4,550,050
  48,600      +Rockwell International Corp.                           2,539,350
  49,800       Textron, Inc.                                          3,112,500
  56,800       United Technologies Corp.                              4,135,750
                                                                   ------------
                                                                     40,637,466
-------------------------------------------------------------------------------
Automotive: 2.3%
  54,700      *AutoZone, Inc.                                         1,586,300
 157,300       Chrysler Corp.                                         5,534,994
  32,500       Dana Corp.                                             1,543,750
  18,000      +Eaton Corp.                                            1,606,500
  34,900       Echlin, Inc.                                           1,262,944
 312,300       Ford Motor Co.                                        15,205,106
 177,932       General Motors Corp.                                  10,787,127
  42,300       Genuine Parts Co.                                      1,435,556
  91,710      *Navistar International Corp.                           2,275,554
  11,730       PACCAR, Inc.                                             616,558
  41,950       Snap-On, Inc.                                          1,830,069
  33,200       TRW, Inc.                                              1,772,050
                                                                   ------------
                                                                     45,456,508
-------------------------------------------------------------------------------
Banking: 9.1%
  32,800       Ahmanson (H.F.) & Co.                                  2,195,550
 171,495       Banc One Corp.                                         9,314,322
  38,640       Bank of Boston Corp.                                   3,629,745
  87,000       Bank of New York Co., Inc.                             5,029,687
 192,552       BankAmerica Corp.                                     14,056,296
  32,900       Bankers Trust New York Corp.                           3,699,194
  54,300       Barnett Banks, Inc.                                    3,902,812
  35,800      *BB&T Corp.                                             2,293,437
 111,634       Chase Manhattan Corp.                                 12,223,923
 116,314      +Citicorp                                              14,706,451
  39,900      +Comerica, Inc.                                         3,600,975
  55,500       CoreStates Financial Corp.                             4,443,469
  33,600       Fifth Third Bancorp                                    2,744,700
  69,358       First Chicago NBD Corp.                                5,791,393
 164,170       First Union Corp.                                      8,413,712
  61,415      +Fleet Financial Group, Inc.                            4,602,287
  22,000       Golden West Financial Corp.                            2,151,875
 100,700      +Green Tree Financial Corp.                             2,637,081
  52,000      +Huntington Bancshares, Inc.                            1,868,750
  56,103       KeyCorp                                                3,972,794
 122,962       MBNA Corp.                                             3,358,400
  54,000       Mellon Bank Corp.                                      3,273,750
  40,799      +Morgan (J.P.) & Co., Inc.                              4,605,187
  48,300       National City Corp.                                    3,175,725
 198,128      +NationsBank Corp.                                     12,048,659
 208,200      +Norwest Corp.                                          8,041,725
  72,700       PNC Bank Corp.                                         4,148,444
  16,000       Republic New York Corp.                                1,827,000
  39,400       State Street Corp.                                     2,292,588
  59,200       SunTrust Banks, Inc.                                   4,225,400
  61,500      +Synovus Financial Corp.                                2,014,125
  65,509      +U.S. Bancorp                                           7,332,914
  54,100       Wachovia Corp.                                         4,388,863
  62,680       Washington Mutual, Inc.                                3,997,809
  24,263       Wells Fargo & Co.                                      8,235,772
                                                                   ------------
                                                                    184,244,814
--------------------------------------------------------------------------------
Broadcastinnng: 1.7%
 160,600      *CBS Corp.                                              4,727,662
  25,800     +*Clear Channel Communications, Inc.                     2,049,487
  92,300       Comcast Corp. Cl. A Spl.                               2,910,334
  52,900      +King World Productions, Inc.                           3,054,975
 150,000     +*Tele-Comm TCI Group Cl. A                              4,185,938
 137,720      +Time Warner, Inc.                                      8,538,640
 197,500      *U.S. West, Inc.-Media Group                            5,702,813

                                    MSF-18

METROPOLITAN SERIES FUND, INC

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
DECEMBER 31, 1997

                                                                        Value
 Shares                Issue                                          (Note 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
Broadcasting: (Continued)
  91,426      *Viacom, Inc. Cl. B                                   $ 3,788,465
                                                                    -----------
                                                                     34,958,314
--------------------------------------------------------------------------------
Building & Construction: 0.7%
   7,500      +Armstrong World Industries, Inc.                         560,625
  36,000       Crane Co.                                              1,561,500
  48,800       Dover Corp.                                            1,762,900
  42,300      +Mallinckrodt, Inc.                                     1,607,400
  41,000      +Masco Corp.                                            2,085,875
  17,300       Owens-Corning Fiberglas Corp.                            590,363
  27,200       Sherwin-Williams Co.                                     754,800
  49,100      +Stanley Works                                          2,316,906
  56,000       Willamette Industries, Inc.                            1,802,500
                                                                    -----------
                                                                     13,042,869
-------------------------------------------------------------------------------
Business Services: 1.2%
  75,700       Automatic Data Processing, Inc.                        4,646,087
  37,000       Block (H & R), Inc.                                    1,658,063
 184,979      *Cendant Corp.                                          6,358,668
  33,700      +Deluxe Corp.                                           1,162,650
  19,200       Ecolab, Inc.                                           1,064,400
  98,900      +First Data Corp.                                       2,892,825
  50,500       HBO & Co.                                              2,422,422
  38,700      +Interpublic Group of Cos., Inc.                        1,927,744
  17,600       Safety-Kleen Corp.                                       482,900
  65,600       Service Corp. International                            2,423,100
                                                                    -----------
                                                                     25,038,859
-------------------------------------------------------------------------------
Chemicals: 2.7%
  20,100       Air Products & Chemicals, Inc.                         1,653,225
  58,500       Dow Chemical Co.                                       5,937,750
 286,300       Du Pont (E.I.) de Nemours & Co.                       17,195,894
  14,675       Eastman Chemical Co.                                     874,080
  18,700      *FMC Corp.                                              1,258,744
  43,800       Grace (W.R.) & Co.                                     3,523,162
  29,300       Great Lakes Chemical Corp.                             1,314,837
  40,500       Hercules, Inc.                                         2,027,531
 149,900       Monsanto Co.                                           6,295,800
  28,800       Nalco Chemical Co.                                     1,139,400
 122,900       Pall Corp.                                             2,542,494
  43,600       PPG Industries, Inc.                                   2,490,650
  24,500       Praxair, Inc.                                          1,102,500
  22,000       Rohm & Haas Co.                                        2,106,500
  37,000       Sigma Aldrich Corp.                                    1,466,125
  44,100       Union Carbide Corp.                                    1,893,544
  81,600      +Williams Cos., Inc.                                    2,315,400
                                                                    -----------
                                                                     55,137,636
-------------------------------------------------------------------------------
Containers & Glass: 0.3%
  56,400      +Bemis Co., Inc.                                        2,485,125
  59,600       Crown Cork & Seal Co., Inc.                            2,987,450
                                                                    -----------
                                                                      5,472,575
-------------------------------------------------------------------------------
Cosmetics: 0.3%
  49,200      +Alberto-Culver Co. Cl. B Cvt.                          1,577,475
  29,200       Avon Products, Inc.                                    1,792,150
  41,600       International Flavors & Fragrances, Inc.               2,142,400
                                                                    -----------
                                                                      5,512,025
-------------------------------------------------------------------------------
Drugs & Health Care: 7.8%
  34,100       Allergan, Inc.                                         1,144,481
  58,300     +*ALZA Corp.                                             1,854,669
 166,500       American Home Products Corp.                          12,737,250
  55,000       Amgen, Inc.                                            2,976,875
  39,800       Bard (C.R.), Inc.                                      1,246,237
  42,600       Bausch & Lomb, Inc.                                    1,688,025
  62,100       Biomet, Inc.                                           1,587,431
 254,200       Bristol-Myers Squibb Co.                              24,053,675
  25,800       Cardinal Health, Inc.                                  1,938,225
  99,300      *HEALTHSOUTH Corp.                                      2,755,575
 294,200       Lilly (Eli) & Co.                                     20,483,675
 317,900      +Merck & Co., Inc.                                     33,776,875
 334,100       Pfizer, Inc.                                          24,911,331
 130,715       Pharmacia & Upjohn, Inc.                               4,787,437
 188,600       Schering-Plough Corp.                                 11,716,775

                                    MSF-19

METROPOLITAN SERIES FUND, INC.

Schedule of Investments
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
DECEMBER 31, 1997

                                                        VALUE
SHARES           ISSUE                                 (NOTE 1A)
----------------------------------------------------------------
COMMON STOCK: (CONTINUED)
----------------------------------------------------------------
DRUGS & HEALTH CARE: (CONTINUED)
  35,100   +*St. Jude Medical, Inc.                 $ 1,070,550
  69,400     Warner-Lambert Co.                       8,605,600
                                                    -----------
                                                    157,334,686
---------------------------------------------------------------
ELECTRICAL EQUIPMENT: 4.1%
  43,600     AMP, Inc.                                1,831,200
  11,200     Black & Decker Corp.                       437,500
  10,200    +Briggs & Stratton Corp.                    495,337
 113,800     Emerson Electric Co.                     6,422,587
 865,900     General Electric Co.                    63,535,412
  23,600     General Signal Corp.                       995,625
  20,600     Grainger (W.W.), Inc.                    2,002,062
  24,400     Johnson Controls, Inc.                   1,165,100
  29,000     National Service Industries, Inc.        1,437,313
  37,200    +Raychem Corp.                            1,601,925
  37,000     Tandy Corp.                              1,426,813
  25,100     Thomas & Betts Corp.                     1,185,975
                                                    -----------
                                                     82,536,849
---------------------------------------------------------------
ELECTRONICS: 4.2%
  35,500    *Advanced Micro Devices, Inc.               636,781
  86,550    +Andrew Corp.                             2,074,495
  81,200    *Applied Materials, Inc.                  2,443,612
  65,500    *DSC Communications Corp.                 1,567,906
  28,600     Harris Corp.                             1,312,025
  22,500    +Honeywell,  Inc.                         1,541,250
 425,800     Intel Corp.                             29,899,144
  23,600   +*KLA Instruments Corp.                      910,813
 115,900    *LSI Logic Corp.                          2,289,025
 161,197     Lucent Technologies, Inc.               12,875,610
  40,700    *Micron Technology, Inc.                  1,058,200
 154,800     Motorola, Inc.                           8,833,275
 105,000   +*National Semiconductor Corp.             2,723,438
  68,200     Northern Telecom Ltd.                    6,069,800
  22,900     Perkin-Elmer Corp.                       1,627,331
  71,900     Scientific-Atlanta, Inc.                 1,204,325
  42,300   +*Tellabs, Inc.                            2,232,647
  92,000    +Texas Instruments, Inc.                  4,140,000
  29,500   +*Thermo Electron Corp.                    1,312,750
                                                    -----------
                                                     84,752,427
---------------------------------------------------------------
ENTERTAINMENT & LEISURE: 0.9%
  43,600     Brunswick Corp.                          1,321,625
 175,599     Disney (Walt) Co.                       17,395,276
                                                    -----------
                                                     18,716,901
---------------------------------------------------------------
FINANCIAL SERVICES: 4.2%
 123,387    +American Express Co.                    11,012,290
  17,000     Beneficial Corp.                         1,413,125
  60,300     Charles Schwab Corp.                     2,528,831
  51,400     Countrywide Credit Industries, Inc.      2,203,775
 166,600     Federal Home Loan Mortgage Corp.         6,986,787
 279,700    +Federal National Mortgage Assoc.        15,960,381
  23,200     Hartford Financial Services Group,
             Inc.                                     2,170,650
  24,900     Household International, Inc.            3,176,306
  39,100     Loews Corp.                              4,149,488
  84,500     Merrill Lynch & Co., Inc.                6,163,219
  32,800    +MGIC Investment Corp.                    2,181,200
 141,241    +Morgan Stanley, Dean Witter,
             Discovery & Co.                          8,350,874
  20,400     Transamerica Corp.                       2,172,600
 301,484     Travelers Group, Inc.                   16,242,451
                                                    -----------
                                                     84,711,977
---------------------------------------------------------------
FOOD & BEVERAGES: 5.7%
 127,900     Anheuser-Busch Co., Inc.                 5,627,600
 140,753     Archer-Daniels-Midland Co.               3,052,581
  36,400     Brown-Forman Corp. Cl. B                 2,011,100
 113,400     Campbell Soup Co.                        6,591,375
 656,000     Coca-Cola Co.                           43,706,000
  99,700     ConAgra, Inc.                            3,271,406
  11,800     Coors (Adolph) Co. Cl. B                   391,613
  36,500     CPC International, Inc.                  3,932,875
  41,400    *General Mills, Inc.                      2,965,275
 103,700     Heinz (H.J.) Co.                         5,269,256
  33,600     Hershey Foods Corp.                      2,081,100

                                     MSF-20

METROPOLITAN SERIES FUND, INC.

Schedule of Investments
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
DECEMBER 31, 1997

                                                        VALUE
SHARES           ISSUE                                 (NOTE 1A)
----------------------------------------------------------------
COMMON STOCK: (CONTINUED)
----------------------------------------------------------------
FOOD & BEVERAGES: (CONTINUED)
 106,500     Kellogg Co.                            $ 5,285,063
 381,000     PepsiCo, Inc.                           13,882,688
  19,200    +Pioneer Hi Bred International, Inc.      2,059,200
  35,700     Quaker Oats Co.                          1,883,175
 122,900     Sara Lee Corp.                           6,920,806
  33,000    +Sysco Corp.                              1,503,563
  59,800     Whitman Corp.                            1,558,538
  29,500     Wrigley (Wm.), Jr. Co.                   2,347,094
                                                    -----------
                                                    114,340,308
---------------------------------------------------------------
FOREST PRODUCTS & PAPER: 1.1%
  37,000     Boise Cascade Corp.                      1,119,250
  44,500     Champion International Corp.             2,016,406
  46,900     Fort James Corp.                         1,793,925
  14,700    +Georgia-Pacific Corp.                      893,025
  70,900     International Paper Co.                  3,057,563
 135,720     Kimberly-Clark Corp.                     6,692,693
  32,100     Louisiana-Pacific Corp.                    609,900
  49,000    +Mead Corp.                               1,372,000
  16,200     Temple Inland, Inc.                        847,463
  17,100     Union Camp Corp.                           918,056
  18,300     Westvaco Corp.                             575,306
  45,200     Weyerhaeuser Co.                         2,217,625
                                                    -----------
                                                     22,113,212
---------------------------------------------------------------
HOSPITAL MANAGEMENT: 0.5%
 148,385     Columbia/HCA Healthcare Corp.            4,395,906
  48,600    *Humana, Inc.                             1,008,450
  57,100     Manor Care, Inc.                         1,998,500
  87,100    *Tenet Healthcare Corp.                   2,885,188
  14,900     United Healthcare Corp.                    740,344
                                                    -----------
                                                     11,028,388
---------------------------------------------------------------
HOTEL & MOTEL: 0.3%
  68,900     Hilton Hotels Corp.                      2,095,938
  27,100     Marriott International                   1,876,675
  64,700    *Mirage Resorts, Inc.                     1,471,925
                                                    -----------
                                                      5,444,538
---------------------------------------------------------------
HOUSEHOLD APPLIANCES & HOME FURNISHINGS: 0.2%
  49,800    +Maytag Corp.                             1,858,163
  58,400     Newell Co.                               2,482,000
   8,600     Whirlpool Corp.                            473,000
                                                    -----------
                                                      4,813,163
---------------------------------------------------------------
HOUSEHOLD PRODUCTS: 3.2%
  19,200     Clorox Co.                               1,518,000
  70,200    +Colgate-Palmolive Co.                    5,159,700
  45,600     Corning, Inc.                            1,692,900
 158,500     Gillette Co.                            15,919,344
 354,900     Procter & Gamble Co.                    28,325,456
  51,400     Rubbermaid, Inc.                         1,285,000
  30,200     Tupperware Corp.                           841,825
 157,600    +Unilever NV                              9,840,150
                                                    -----------
                                                     64,582,375
---------------------------------------------------------------
INSURANCE: 4.0%
  37,400     Aetna, Inc.                              2,639,037
 104,399     Allstate Corp.                           9,487,259
  78,770    +American General Corp.                   4,258,503
 182,425     American International Group, Inc.      19,838,719
  42,450     Aon Corp.                                2,488,631
  45,600     Chubb Corp.                              3,448,500
  18,100    +CIGNA Corp.                              3,132,431
  14,600   +*Cincinnati Financial Corp.               2,053,125
  33,400    +Conseco Co., Inc.                        1,517,612
  45,800     Equifax, Inc.                            1,623,037
  19,400     General Re Corp.                         4,112,800
  32,800     Jefferson-Pilot Corp.                    2,554,300
  40,000    +Lincoln National Corp.                   3,125,000
  35,600     Marsh & McLennan Cos., Inc.              2,654,425
  26,000     MBIA, Inc.                               1,737,125
  17,200     Progressive Corp.                        2,061,850
  21,800     Providian Financial Corp.                  985,088
  37,900     SAFECO Corp.                             1,845,256
  21,700     St. Paul Cos., Inc.                      1,780,756
  46,650     SunAmerica, Inc.                         1,994,288

                                     MSF-21

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENT
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
December 31, 1997

                                                        Value
 Shares              Issue                            (Note 1A)
---------------------------------------------------------------
COMMON STOCK: (CONTINUED)
---------------------------------------------------------------
Insurance: (Continued)
  49,000     Torchmark Corp.                        $ 2,061,063
  42,200     UNUM Corp.                               2,294,625
  99,900    +USF&G Corp.                              2,204,044
                                                    -----------
                                                     79,897,474
---------------------------------------------------------------
Liquor: 0.1%
  83,200     Seagram Ltd.                             2,688,400
---------------------------------------------------------------
Machinery: 1.1%
  46,000     Browning-Ferris Industries, Inc.         1,702,000
  40,200    +Case Corp.                               2,429,587
  85,000     Caterpillar, Inc.                        4,127,812
  34,500     Cooper Industries, Inc.                  1,690,500
  18,900    +Cummins Engine Co., Inc.                 1,116,281
  49,800    +Deere & Co.                              2,903,962
  14,000   +*Fluor Corp.                                523,250
   6,000     Foster Wheeler Corp.                       162,375
  59,300     Illinois Tool Works, Inc.                3,565,413
  36,150    +Ingersoll-Rand Co.                       1,464,075
  40,200     Parker Hannifin Corp.                    1,844,175
                                                    -----------
                                                     21,529,430
---------------------------------------------------------------
Medical Supply: 2.6%
 192,600    +Abbott Laboratories, Inc.               12,627,337
  62,700    +Baxter International, Inc.               3,162,431
  29,600     Becton, Dickinson & Co.                  1,480,000
  42,400   +*Boston Scientific Corp.                  1,945,100
  37,800     Guidant Corp.                            2,353,050
 347,000     Johnson & Johnson                       22,858,625
 107,600    +Medtronic, Inc.                          5,628,825
  68,400    +United States Surgical Corp.             2,004,975
                                                    -----------
                                                     52,060,343
---------------------------------------------------------------
Metals-Aluminum: 0.2%
  33,600     Alcan Aluminium Ltd.                       928,200
  37,500     Aluminum Co. of  America                 2,639,062
  18,700     Reynolds Metals Co.                      1,122,000
                                                    -----------
                                                      4,689,262
---------------------------------------------------------------
Metals-Gold: 0.2%
  79,100    +Barrick Gold Corp.                       1,473,237
  42,100    +Echo Bay Mines Ltd.                        102,619
  67,300    +Homestake Mining Co.                       597,287
  35,994     Newmont Mining Corp.                     1,057,324
 111,000    +Placer Dome, Inc.                        1,408,313
                                                    -----------
                                                      4,638,780
---------------------------------------------------------------
Metals-Non-Ferrous: 0.1%
  12,600    +ASARCO, Inc.                               282,712
  76,650     Engelhard Corp.                          1,331,794
  30,106     Inco Ltd.                                  511,802
                                                    -----------
                                                      2,126,308
---------------------------------------------------------------
Metals-Steel & Iron: 0.2%
   9,500    *Bethlehem Steel Corp.                       81,938
  10,400     Inland Steel Industries, Inc.              178,100
  13,700     Nucor Corp.                                661,881
  46,394    +USX US Steel Group                       1,449,823
  46,600     Worthington Industries, Inc.               765,988
                                                    -----------
                                                      3,137,730
---------------------------------------------------------------
Mining: 0.1%
  83,900    +Freeport-McMoRan Copper & Gold, Inc.     1,321,425
             Cl. B
  21,100    +Phelps-Dodge Corp.                       1,313,475
                                                    -----------
                                                      2,634,900
---------------------------------------------------------------
Miscellaneous: 0.6%
  43,700    +Allegheny Teldyne, Inc.                  1,130,737
  29,300     Cognizant Corp.                          1,305,681
  49,400     Fortune Brands, Inc.                     1,830,887
  25,100     Ralston-Purina Group                     2,332,731
 135,400     Tyco International Ltd.                  6,101,463
                                                    -----------
                                                     12,701,499
---------------------------------------------------------------
Multi-Industry: 0.6%
  25,400    +Harcourt General, Inc.                   1,390,650
  17,900    *ITT Corp.                                1,483,463
  31,000     ITT Industries, Inc.                       972,625
 108,600     Minnesota Mining & Manufacturing Co.     8,911,988
                                                    -----------
                                                     12,758,726
---------------------------------------------------------------

                                     MSF-22

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
DECEMBER 31, 1997


                                                       VALUE
 SHARES                      ISSUE                   (NOTE 1A)
---------------------------------------------------------------
COMMON STOCK: (CONTINUED)
---------------------------------------------------------------
Newspapers: 0.7%
  50,300     Dow Jones & Co., Inc.                 $  2,700,481
  83,400     Gannett Co., Inc.                        5,155,162
  20,800     Knight-Ridder, Inc.                      1,081,600
  26,400     New York Times Co. Cl. A                 1,745,700
  18,900    +Times Mirror Co. Cl. A                   1,162,350
  21,400     Tribune Co.                              1,332,150
                                                   ------------
                                                     13,177,443
---------------------------------------------------------------
Office & Business Equipment: 5.4%
  76,900    *3 Com Corp.                              2,684,291
  31,200    *Apple Computer, Inc.                       408,525
  39,800    +Avery Dennison Corp.                     1,781,050
  94,900    *Bay Networks, Inc.                       2,425,881
  93,900    *Cabletron Systems, Inc.                  1,408,500
  55,900    *Ceridian Corp.                           2,560,919
 252,000    *Cisco Systems, Inc.                     14,064,750
 210,330     Compaq Computer Corp.                   11,870,499
  38,400   +*Data General Corp.                         669,600
  79,600   +*Dell Computer Corp.                      6,688,887
  58,800   +*Digital Equipment Corp.                  2,175,600
 106,800    *EMC Corp.                                2,930,325
 274,200     Hewlett-Packard Co.                     17,137,500
  36,400    *IKON Office Solutions, Inc.              1,023,750
 251,800     International Business Machines Corp.   26,328,838
  38,200     Pitney Bowes, Inc.                       3,435,613
  50,200    *Seagate Technology                         966,350
  45,600    *Silicon Graphics, Inc.                     567,150
  79,900    *Sun Microsystems, Inc.                   3,191,006
  61,800     Unisys Corp.                               857,475
  76,200     Xerox Corp.                              5,624,513
                                                   ------------
                                                    108,801,022
---------------------------------------------------------------
Oil & Gas Exploration: 0.0%
  37,350     Union Pacific Resources Group, Inc.        905,738
---------------------------------------------------------------
Oil-Domestic: 1.7%
  41,500    +Amerada Hess Corp.                       2,277,312
 123,300     Amoco Corp.                             10,495,912
  31,100    +Ashland Oil, Inc.                        1,669,681
  75,900     Atlantic Richfield Co.                   6,081,487
  41,900     Kerr-McGee Corp.                         2,652,794
  83,300    +Occidental Petroleum Corp.               2,441,731
  19,400     Pennzoil Co.                             1,296,163
  58,600     Phillips Petroleum Co.                   2,849,425
  26,100     Tenneco, Inc.                            1,030,950
  45,348     Unocal Corp.                             1,760,069
  62,200     USX-Marathon Group                       2,099,250
                                                   ------------
                                                     34,654,774
---------------------------------------------------------------
Oil-International: 5.3%
 166,300     Chevron Corp.                           12,805,100
 643,500     Exxon Corp.                             39,374,156
 205,300     Mobil Corp.                             14,820,094
 588,900    +Royal Dutch Petroleum Co.               31,911,019
 150,200     Texaco, Inc.                             8,167,125
                                                   ------------
                                                    107,077,494
---------------------------------------------------------------
Oil-Services: 1.2%
  43,400     Baker Hughes, Inc.                       1,893,325
  39,400    +Coastal Corp.                            2,440,337
  63,200    +Dresser Industries, Inc.                 2,650,450
  54,000     Halliburton Co.                          2,804,625
  14,100     Helmerich & Payne, Inc.                    957,037
  21,300     McDermott International, Inc.              780,113
  76,900    *Rowan Cos., Inc.                         2,345,450
 122,100     Schlumberger Ltd.                        9,829,050
  14,500    *Western Atlas, Inc.                      1,073,000
                                                   ------------
                                                     24,773,387
---------------------------------------------------------------
Photography: 0.3%
  95,000    +Eastman Kodak Co.                        5,777,187
  21,200    +Polaroid Corp.                           1,032,175
                                                   ------------
                                                      6,809,362
---------------------------------------------------------------
Pollution Control: 0.2%
 166,000    +Laidlaw, Inc.                            2,261,750

                                     MSF-23

METROPOLITAN SERIES FUND, INC

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
DECEMBER 31, 1997

                                                         VALUE
 SHARES            ISSUE                              (NOTE 1A)
---------------------------------------------------------------
COMMON STOCK: (CONTINUED)
---------------------------------------------------------------
Pollution Control: (Continued)
  89,600     Waste Management, Inc.                 $ 2,464,000
                                                    -----------
                                                      4,725,750
---------------------------------------------------------------
Printing & Publishing: 0.3%
  68,600     American Greetings Corp. Cl. A           2,686,119
  61,700     Dun & Bradstreet Corp.                   1,908,844
  16,000     McGraw-Hill Cos., Inc.                   1,184,000
  30,400     Meredith Corp.                           1,084,900
                                                    -----------
                                                      6,863,863
---------------------------------------------------------------
Restaurant: 0.5%
 174,900     McDonald's Corp.                         8,351,475
  38,100    *Tricon Global Restaurants, Inc.          1,107,281
                                                    -----------
                                                      9,458,756
---------------------------------------------------------------
Retail Grocery: 0.5%
  53,900     Albertson's, Inc.                        2,553,512
  50,200     American Stores Co.                      1,032,237
  73,800     Giant Foods, Inc. Cl. A                  2,486,137
  58,800    *Kroger Co.                               2,171,925
  48,700    +Winn-Dixie Stores, Inc.                  2,127,581
                                                    -----------
                                                     10,371,392
---------------------------------------------------------------
Retail Trade: 4.2%
 123,400    *Charming Shoppes, Inc.                     574,581
  35,300     Circuit City Stores, Inc.                1,255,356
  53,767    *Costco Cos., Inc.                        2,397,672
  31,400     CVS Corp.                                2,011,562
  55,800     Dayton-Hudson Corp.                      3,766,500
  65,100     Dillards, Inc. Cl. A                     2,294,775
  44,500   +*Federated Department Stores              1,916,281
 190,899     Home Depot, Inc.                        11,239,179
 220,800    *K Mart Corp.                             2,553,000
  59,900     Limited, Inc.                            1,527,450
     200     Longs Drug Stores Corp.                      6,425
  30,100     Lowes Cos., Inc.                         1,435,394
  51,900    +May Department Stores Co.                2,734,481
  40,800     Nordstrom, Inc.                          2,458,200
  64,100     Penney (J.C.) Co., Inc.                  3,866,031
  38,600     Pep Boys-Manny, Moe & Jack                 921,575
  32,500     Rite Aid Corp.                           1,907,344
  85,600     Sears, Roebuck & Co.                     3,873,400
  65,300     SuperValu, Inc.                          2,734,438
 103,050     The Gap, Inc.                            3,651,834
  50,000     TJX Cos., Inc.                           1,718,750
  63,100    *Toys 'R Us, Inc.                         1,983,706
 592,700     Wal-Mart Stores, Inc.                   23,374,606
 123,600     Walgreen Co.                             3,877,950
  65,300    *Woolworth Corp.                          1,330,488
                                                    -----------
                                                     85,410,978
---------------------------------------------------------------
Software: 2.9%
  39,100     Adobe Systems, Inc.                      1,610,431
 130,350     Computer Associates International,       6,892,256
             Inc.
 314,300    *Microsoft Corp.                         40,613,453
  97,500    *Novell, Inc.                               728,203
 254,850    *Oracle Systems Corp.                     5,678,377
  30,800   +*Parametric Technology, Inc.              1,457,225
  32,600     Shared Medical Systems                   2,151,600
                                                    -----------
                                                     59,131,545
---------------------------------------------------------------
Textiles & Apparel: 0.3%
  59,600    *Fruit of the Loom, Inc. Cl. A            1,527,250
  23,500    +Liz Claiborne, Inc.                        982,594
  69,900     Nike, Inc. Cl. B                         2,743,575
  19,800   +*Reebok International Ltd.                  570,488
   4,200    +Russell Corp.                              111,563
   1,500     Springs Industries, Inc.                    78,000
   1,400     VF Corp.                                    64,313
                                                    -----------
                                                      6,077,783
---------------------------------------------------------------
Tires & Rubber: 0.3%
  44,200     Cooper Tire & Rubber Co.                 1,077,375
  65,200     Goodrich (B.F.) Co.                      2,701,725
  26,400     Goodyear Tire & Rubber Co.               1,679,700
                                                    -----------
                                                      5,458,800
---------------------------------------------------------------

                                     MSF-24

METROPOLTIAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
December 31, 1997

                                                       VALUE
SHARES                      ISSUE                   (NOTE 1A)
---------------------------------------------------------------
COMMON STOCK: (CONTINUED)
---------------------------------------------------------------
Tobacco: 1.5%
 630,200     Philip Morris Cos., Inc.               $28,555,938
  37,400     UST, Inc.                                1,381,463
                                                    -----------
                                                     29,937,401
---------------------------------------------------------------
Toys & Amusements: 0.2%
  41,850     Hasbro, Inc.                             1,318,275
  74,013    +Mattel, Inc.                             2,756,984
                                                    -----------
                                                      4,075,259
----------------------------------------------------------------
Transportation-Airlines: 0.6%
  22,500    *AMR Corp.                                2,891,250
  13,600     Delta Air Lines, Inc.                    1,618,400
  28,800    *Federal Express Corp.                    1,758,600
 104,850     Southwest Airlines Co.                   2,581,931
  36,700   +*USAirways Group, Inc.                    2,293,750
                                                    -----------
                                                     11,143,931
----------------------------------------------------------------
Transportation-Railroad: 0.7%
  36,101     Burlington Northern Santa Fe Corp.       3,355,137
  77,200     CSX Corp.                                4,168,800
  87,600     Norfolk Southern Corp.                   2,699,175
  56,200     Union Pacific Corp.                      3,508,988
                                                    -----------
                                                     13,732,100
----------------------------------------------------------------
Transportation-Trucking: 0.1%
  35,800     Ryder Systems, Inc.                      1,172,450
----------------------------------------------------------------
Utilities-Electric: 3.0%
  48,000     American Electric Power Co., Inc.        2,478,000
  28,700    +Baltimore Gas & Electric Co.               977,594
  18,800     Carolina Power & Light Co.                 797,825
  36,000     Central & South West Corp.                 974,250
  66,792     CINergy Corp.                            2,558,968
  59,800     Consolidated Edison Co. of New York,     2,451,800
             Inc.
  69,000    +Dominion Resources, Inc.                 2,936,812
  48,000     DTE Energy Co.                           1,665,000
 108,534     Duke Energy Corp.                        6,010,070
  89,500     Edison International                     2,433,281
  30,400   +*FirstEnergy Corp.                          881,600
  46,300     FPL Group, Inc.                          2,740,381
----------------------------------------------------------------
Utilities-Electric: (Continued)
  55,100    +GPU, Inc.                              $ 2,321,087
  75,745     Houston Industries, Inc.                 2,021,445
  96,000    *Niagara Mohawk Power Corp.               1,008,000
  37,000     Northern States Power Co.                2,155,250
  49,400     PacifiCorp                               1,349,238
 144,500     PG&E Corp.                               4,398,219
  29,800    +PP&L Resources, Inc.                       713,338
 100,600     Public Service Enterprise Group, Inc.    3,187,763
 160,300     Southern Co.                             4,147,763
  53,445     Texas Utilities Co.                      2,221,308
  42,900     Unicom Corp.                             1,319,175
  21,500    +Union Electric Co.                         929,875
 229,800    *WorldCom, Inc.                           6,958,631
                                                    ------------
                                                     59,636,673
----------------------------------------------------------------
Utilities-Gas Distribution & Pipelines: 0.7%
  41,740    +Burlington Resources, Inc.               1,870,474
  17,000     Columbia Gas Systems, Inc.               1,335,562
  21,100     Consolidated Natural Gas Co.             1,276,550
  84,500     Enron Corp.                              3,512,031
  21,700    +NICOR, Inc.                                915,469
  35,729     ONEOK, Inc.                              1,442,570
  44,500     Pacific Enterprises                      1,674,313
  24,900     Peoples Energy Corp.                       980,438
  27,800    +Sonat, Inc.                              1,271,850
                                                    ------------
                                                     14,279,257
----------------------------------------------------------------
Utilities-Telephone: 6.4%
 123,600   +*AirTouch Communications, Inc.            5,137,125
  42,300     ALLTEL Corp.                             1,736,944
 161,300    +Ameritech Corp.                         12,984,650
 418,035     AT&T Corp.                              25,604,644
 204,162   +*Bell Atlantic Corp.                     18,578,742
 252,500     BellSouth Corp.                         14,218,906
  52,900     Frontier Corp.                           1,272,906
 248,700     GTE Corp.                               12,994,575

                                    MSF-25

METROPOLTIAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
December 31, 1997

                                                     VALUE
SHARES                      ISSUE                  (NOTE 1A)
------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
------------------------------------------------------------------
Utilities-Telephone: (Continued)
 193,400    *MCI Communications Corp.              $     8,285,981
 238,247     SBC Communications, Inc.      -            17,451,593
 111,400    +Sprint Corp.                                6,530,825
 118,700     U.S. West, Inc.-Communications Group        5,356,338
                                                   ---------------
                                                       130,153,229
------------------------------------------------------------------

             TOTAL COMMON STOCK
             (Cost: $1,326,100,989) ..............   2,006,567,129
                                                   ---------------

------------------------------------------------------------------
  FACE                           INTEREST MATURITY       VALUE
 AMOUNT             ISSUE         RATE      DATE       (NOTE 1A)
------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 0.5%
------------------------------------------------------------------
$8,750,000   Federal Home Loan
             Bank                 4.750%   1/02/98 $     8,748,846
 950,000     U.S. Treasury Bills  5.150%   1/22/98         947,146
                                                   ---------------
             TOTAL SHORT TERM OBLIGATIONS
             (Cost: $9,695,992) ..................       9,695,992
                                                   ---------------

------------------------------------------------------------------
             TOTAL INVESTMENTS: 99.8%
             (Cost: $1,335,796,981) ..............   2,016,263,121
             OTHER ASSETS LESS LIABILITIES: 0.2%..       4,216,915
                                                   ---------------
             NET ASSETS: 100.0%................... $ 2,020,480,036
                                                   ===============

----------------------------------------------------------------

LEGEND:
-------
* Non-income producing security.
+ Securities on loan.
  ADR (American depository receipt) represents ownership of foreign securities.

SECURITIES LENDING: (Note 7)
---------------------------
As of December 31, 1997, the market value of securities loaned was $145,914,149 with collateral backing valued at $149,054,407 (Note 7). Three securities on loan were sold with a market value of $789,555 (collateral backing of $846,661), which are reflected in the Statement of Assets and Liabilies included as receivables for investment securities sold.

              See Notes to Financial Statements.

                                    MSF-26

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH INTERNATIONAL STOCK PORTFOLIO
DECEMBER 31, 1997

                                                         VALUE
SHARES                ISSUE                            (NOTE 1A)
----------------------------------------------------------------
COMMON STOCK: 93.0%
----------------------------------------------------------------
AUSTRALIA: 3.4%
  301,200     *Amcor Ltd.                             $1,325,073
  191,000      Australia Gas & Light Co., Ltd.         1,331,981
  706,000     *Fosters Brewing Group Ltd.              1,343,595
  238,200      GIO Australia Holdings Ltd.               609,033
  261,400     *Mayne Nickless Ltd.                     1,381,680
  226,000     *QBE Insurance Group Ltd                 1,017,370
  120,000     *Rio Tinto Ltd.                          1,400,193
1,322,500      Savage Resources C1. A                     620,596
                                                      ----------
                Total Investments in Australia         9,029,521
----------------------------------------------------------------
AUSTRIA: 0.6%
    6,969      EVN Energie-Versorgung AG                 915,848
    5,420     *OMV Handels AG                            750,901
                                                      ----------
                Total Investments in Austria           1,666,749
----------------------------------------------------------------
BELGIUM: 1.4%
   14,000     *Delhaize-Le Lion SA                       710,372
    7,518      GPE Bruxelles                           1,087,595
    5,395     *Petrofina SA                            1,991,218
                                                      ----------
                Total Investments in Belgium           3,789,185
----------------------------------------------------------------
CANADA: 0.3%
  282,330    .*Isleinvest Ltd.                            37,537
  615,000    .*Kemgas International Ltd.                 688,569
                                                      ----------
                Total Investments in Canada              726,106
----------------------------------------------------------------
CHINA: 1.2%
  595,000    .*Advanced Material Resources Ltd.          624,541
  311,800    +*Beijing Enterprises Cl. A                 800,725
1,472,000     *First Tractor Co. Cl. H                   888,063
  266,000      Shanghai Industrial Holdings              988,618
                                                      ----------
                Total Investments in China             3,301,947
----------------------------------------------------------------
DENMARK: 1.0%
   22,400     *ISS International Service Systems SA
               Cl. B                                     823,830
    6,840      Novo-Nordisk AS Cl. B                     978,298
   12,350     *Unidanmark SA Cl. A                       906,617
                                                      ----------
                Total Investments in Denmark           2,708,745
----------------------------------------------------------------
FRANCE: 9.8%
    7,140     *Accor                                   1,327,517
   13,026      Alcatel Alsthom                         1,655,710
   20,514     *Cap Gemini                              1,682,090
   24,376      Credit Commerce France                  1,670,699
   11,850      Dexia France                            1,372,344
   13,937      Eaux Cie Generale                       1,945,182
   19,044      Elf Aquitaine SA                        2,214,971
    9,650     *Havas SA                                  694,268
   30,471      Lafarge SA                              1,999,335
   23,670      Michelin Cl. B                          1,191,661
   31,760      Pechiney International NV Cl. A         1,253,830
   23,930     *Rhone-Poulenc SA Cl. A                  1,071,949
   10,501      Saint-Gobain                            1,491,793
   16,800     *Sanofi SA                               1,870,233
   25,509      Schneider SA                            1,385,119
   19,067      Total SA Cl.  B                         2,075,083
   20,314      Valeo SA                                1,377,781
                                                      ----------
                Total Investments in France           26,279,565
----------------------------------------------------------------
GERMANY: 6.4%
   15,070      Allianz Holdings AG                     3,903,733
   51,495     *Commerzbank AG                          2,026,652
   15,495      Deutsche Bank AG                        1,093,897
   23,691      Deutsche Pfandbrief                     1,403,853
   78,722      Deutsche Telekom AG                     1,481,275
   59,205      Lufthansa AG                            1,135,425
    2,891      MAN AG                                    837,272
   30,918      RWE AG                                  1,658,516
    5,984     *SGL Carbon AG                             771,721
    6,016      Thyssen AG                              1,287,507
    2,668     *Viag AG                                 1,437,112
                                                      ----------
                Total Investments in Germany          17,036,963
----------------------------------------------------------------
HONG KONG: 2.2%
  335,600    +*Cheung Kong Infrastructure Holdings Ltd.  948,463
  429,000     +China Resources Enterprises Ltd.          957,762
  240,000     +Citic Pacific Ltd.                        953,930
  147,000      Hutchison Whampoa Ltd.                    921,951

                                    MSF-27

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH INTERNATIONAL STOCK PORTFOLIO
DECEMBER 31, 1997

                                                         VALUE
SHARES                ISSUE                            (NOTE 1A)
----------------------------------------------------------------
COMMON STOCK: (CONTINUED)
----------------------------------------------------------------
HONG KONG: (CONTINUED)
  217,500    Johnson Electric Holdings Ltd.          $   625,919
  178,000    New World Development Co., Ltd.             615,615
  268,000   +Television Broadcasts Ltd.                  764,331
                                                     -----------
              Total Investments in Hong Kong           5,787,971
----------------------------------------------------------------
INDONESIA: 0.2%
3,296,000   *Indah Kiat Pulp & Paper Corp.               584,291
                                                     -----------
              Total Investments in Indonesia             584,291
----------------------------------------------------------------
ITALY: 6.5%
   75,000   *Aeroporti di Roma SPA                       777,982
   64,804    Assicuraziono Generali SPA                1,591,709
  250,000   *Banca Commerciale Italiana SPA              869,135
2,350,000   *Banca di Roma SPA                         2,371,255
  774,128    Credito Italiano SPA                      2,387,150
  330,872    ENI SPA ADR                               1,876,001
  431,400   *Instituto Nazionale Delle                   874,262
             Assicurazioni SPA
  300,138   *Mediaset SPA                              1,474,392
1,647,717    Montedison SPA                            1,480,058
  183,858   *Rinascente SPA                            1,371,920
  332,474   *Telecom Italia SPA                        2,123,774
                                                     -----------
              Total Investments in Italy              17,197,638
----------------------------------------------------------------
JAPAN: 13.8%
  178,000   *Alps Electric Co., Ltd.                   1,676,802
  458,000   *Amada Co., Ltd.                           1,701,233
  340,000   *Asahi Bank Ltd.                           1,380,103
  102,000   *Bank Of Tokyo                             1,406,142
  181,000   +Kangyo Bank Ltd.                          1,067,397
  577,000   *Gunze Ltd.                                  954,522
  174,000   *Industrial Bank of Japan Ltd.             1,239,335
  117,000    Ines Corp.                                  905,032
  150,000   +Intec, Inc.                                 844,375
  300,000  +*Izumiya Co., Ltd.                         1,955,273
   86,000    Kirin Brewery Co., Ltd.                     625,718
  788,000   *Mitsubishi Oil Co., Ltd.                  1,164,770
  896,000   *Mitsubishi Paper Mills Ltd.               1,255,786
   31,500   *Nintendo Co., Ltd.                        3,087,999
1,183,000   *Nippon Light Metal Co., Ltd.              1,721,452
  722,000   *Nippon Sheet Glass Co., Ltd.              1,006,387
      318   *Nippon Telephone & Telegraph              2,727,732
  608,250    Nissan Fire & Marine Insurance            1,849,393
  183,000   *Sankyo Seiki Manufacturing Co., Ltd.      1,146,465
  252,000   *Seino Transportation Co., Ltd.            1,256,429
   23,500    Shima Seiki Manufacturing Co.               880,103
   56,000    Shimano, Inc.                             1,029,333
  135,000   *Shionogi & Co., Ltd.                        618,289
  129,000   *Sumitomo Bank Ltd.                        1,472,084
   84,000   *Tokyo Nissan Auto Sales Co., Ltd.           183,350
  485,400    Tokyo Steel Manufacturing                 1,639,438
   72,000   *Tomy Co., Ltd.                              887,800
  609,000   *Toyo Ink Manufacturing Co.                1,072,758
                                                     -----------
              Total Investments in Japan              36,755,500
----------------------------------------------------------------
MEXICO: 0.8%
   64,700  +*Cemex SA de CV ADR                          686,978
  103,200    Grupo Carso SA de CV Cl. A                  690,515
   20,400  +*Grupo Televisa SA ADR                       789,225
                                                     -----------
              Total Investments in Mexico              2,166,718
----------------------------------------------------------------
NETHERLANDS: 4.4%
    6,997    Akzo Nobel NV                             1,206,397
   31,700   *Benckiser Cl. B NV                        1,311,681
   37,657    ING Groep NV                              1,586,027
   45,000   *Koninklijke KNP BT NV                     1,036,421
   32,543    Koninklijke PTT                           1,357,797
   14,920   *Philips Electronics NV                      894,766
   64,187    Royal Dutch Petroleum Co.                 3,523,297
   13,900   *Vendex International NV                     767,100
                                                     -----------
              Total Investments in Netherlands        11,683,486
----------------------------------------------------------------
NORWAY: 1.4%
   56,000   *Fred Olsen Energy ASA                     1,160,064
   27,365   *Nycomed Amersham                          1,016,701
   46,100   *Schibsted ASA                               789,576
  105,000   *Storebrand CL. A  ASA                       739,256
                                                     -----------
              Total Investments in Norway              3,705,597
----------------------------------------------------------------

                                    MSF-28

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH INTERNATIONAL STOCK PORTFOLIO
DECEMBER 31, 1997

                                                        VALUE
SHARES                ISSUE                           (NOTE 1A)
---------------------------------------------------------------
COMMON STOCK: (CONTINUED)
---------------------------------------------------------------
PORTUGAL: 0.9%
   40,880  *Banco Commercial Portugues SA            $  836,035
   29,970  *Cimpor-Cimento de Portugal SA               785,522
   46,850  *Electricidade de Portugal  SA               887,108
                                                     ----------
             Total Investments in Portugal            2,508,665
---------------------------------------------------------------
SINGAPORE: 1.4%
  167,000   City Development Ltd.                       772,827
  107,000   Development Bank of Singapore Ltd.          914,150
  135,700   Singapore Airlines Ltd.                     885,613
1,664,491  *Singapore Technologies Engineering        1,254,170
                                                     ----------
             Total Investments in Singapore           3,826,760
---------------------------------------------------------------
SOUTH KOREA: 1.5%
  695,470 .*LG Electronics, Inc. GDR 144A             1,084,933
  193,700  .Samsung Electronics Ltd. 144A             1,089,563
  329,085   SK Telecom Ltd. ADR                       1,727,696
                                                     ----------
             Total Investments in South Korea         3,902,192
---------------------------------------------------------------
SPAIN: 4.4%
   27,000  *ACS Actividades SA                          653,955
   34,000  *Autopista Del Mare Nostrum                  608,139
   58,994   Banco Bilbao Vizcaya SA                   1,909,028
   16,232   Banco Popular Espagnol SA                 1,134,695
  138,800  *Corporacion Financiera  Reunida SA          742,514
   53,648  *Endesa SA                                   952,529
   24,540  *Fomento de Construcciones y Contratas SA    934,243
   27,449   Repsol SA                                 1,171,109
   19,669   Tabacalera SA Cl. A                       1,594,435
   51,110   Telefonica de Espagna                     1,459,327
   60,300  *Uralita SA                                  688,690
                                                    -----------
             Total Investments in Spain              11,848,664
---------------------------------------------------------------
SWEDEN: 2.5%
   37,300   Autoliv AB SDR                            1,214,379
   20,220  *Electrolux AB Cl. B                       1,403,194
   31,810  *Pricer AB Cl. B                             588,933
   26,419   Skandia Foersaekrings AB                  1,246,101
   33,241  *Svenska Handelsbanken AB Cl. A            1,149,215
   43,600  *Volvo AB Cl. B                            1,169,637
                                                    -----------
             Total Investments in Sweden              6,771,459
---------------------------------------------------------------
SWITZERLAND: 7.3%
   10,260   Credit Suisse Group                      $1,586,887
      884   Holderbank Financiere Glarus AG             721,139
    2,400   Nestle SA                                 3,595,401
    2,720   Novartis AG                               4,411,716
      500   Roche Holdings AG                         4,963,386
    4,927  *Swiss Bank Corp. AG                       1,530,836
      665  *Swiss Reinsurance AG                      1,243,348
    3,206   Zurich Versicherung AG                    1,527,085
                                                    -----------
             Total Investments in Switzerland        19,579,798
---------------------------------------------------------------
UKRAINE: 0.1%
1,100,000 [_]*Ashurst Technology Ltd.                   230,923
                                                    -----------
             Total Investments in Ukraine               230,923
---------------------------------------------------------------
UNITED KINGDOM: 21.5%
   94,865  *Alliance & Leicester PLC                  1,090,710
  171,806  *Anglian Water PLC                         2,342,188
  128,996  *Bank of Scotland                          1,171,674
   56,151  *Barclays PLC                              1,494,823
  257,818   BAT Industries PLC                        2,351,084
  490,017   BG PLC                                    2,205,297
  101,221  *Boots Co. PLC                             1,457,229
   83,792  *British Aerospace PLC                     2,387,852
  199,695   British Petroleum Co. PLC                 2,641,671
  264,026   British Telecom PLC                       2,080,410
   83,047   Commercial Union PLC                      1,158,076
  102,924  *Compass Group PLC                         1,266,205
  168,377   Energy Group PLC                          1,858,478
   53,081  *GKN PLC                                   1,087,204
  147,131   Glaxo Wellcome PLC                        3,507,685
  184,253   Guinness PLC                              1,685,680
  252,107  *Hanson PLC                                1,124,760
  102,037  *HSBC Holdings PLC                         2,648,013
  106,421  *Kingfisher PLC                            1,485,770
  174,070  *Legal & General Group PLC                 1,521,041
  225,270  *Lloyds TSB Group PLC                      2,930,669
   53,247  *Logica PLC                                1,017,139
  205,518   Northern Foods PLC                          891,167

                                    MSF-29

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH INTERNATIONAL STOCK PORTFOLIO
DECEMBER 31, 1997

                                                        VALUE
SHARES                ISSUE                           (NOTE 1A)
---------------------------------------------------------------
COMMON STOCK: (CONTINUED)
---------------------------------------------------------------
UNITED KINGDOM: (CONTINUED)
146,292    *Norwich Union PLC                       $   877,039
 74,804    *Provident Financial PLC                     982,925
 79,123    *Railtrack Group PLC                       1,256,709
121,240    *Reuters Holdings PLC                      1,324,259
256,042    *Scottish Hydro-Electric PLC               2,111,156
228,286    *SmithKline Beecham PLC                    2,352,872
142,702    *Tesco PLC                                 1,176,722
212,729     Unilever PLC                              1,829,846
215,538    *Vodafone Group PLC                        1,557,693
 69,731    *Zeneca Group PLC                          2,469,965
                                                    -----------
             TOTAL INVESTMENTS IN UNITED KINGDOM     57,344,011
                                                    -----------
             TOTAL COMMON STOCK
             (Cost: $253,072,695) ................. 248,432,454
                                                    -----------
---------------------------------------------------------------
PREFERRED STOCK: 1.5%
---------------------------------------------------------------
AUSTRIA: 0.7%
 39,700   +*Bank of Austria AG                        1,885,762
                                                     ----------
             Total Investments in Austria             1,885,762
---------------------------------------------------------------
GERMANY: 0.6%
 11,200    *Henkel KGAA  AG                             706,634
  2,470    *SAP AG                                      808,024
                                                     ----------
             Total Investments in Germany             1,514,658
---------------------------------------------------------------
UNITED KINGDOM: 0.2%
295,000     Upton & Southern Holdings PLC Cum.
            Cvt. Pfd.                                   484,538
                                                     ----------
             Total Investments in United Kingdom        484,538
                                                     ---------
             TOTAL PREFERRED STOCK
             (Cost: $3,476,575) ...................   3,884,958
                                                     ----------

FACE                            INTEREST  MATURITY    VALUE
AMOUNT             ISSUE          RATE      DATE     (NOTE 1A)
---------------------------------------------------------------
SHORT TERM OBLIGATIONS: 4.1%
----------------------------------------------------------------
$11,000,00   Time Deposit      5.500%   1/05/98   $ 11,000,000
                                                    ------------
             TOTAL SHORT TERM OBLIGATIONS
             (Cost: $11,000,000) .................    11,000,000
                                                    ------------

----------------------------------------------------------------
             TOTAL INVESTMENTS: 98.6%
             (Cost: $267,549,270) ................   263,317,412
             OTHER ASSETS LESS LIABILITIES: 1.4%..     3,771,397
                                                    ------------
             NET ASSETS: 100.0%...................  $267,088,809
                                                    ============
----------------------------------------------------------------

LEGEND:
---------
*   Non-income producing security.
+   Securities on loan.
 .   Restricted security
[_] Illiquid security.
    ADR (American depository receipt) represents ownership of foreign securities.

SECURITIES LENDING: (Note 7)
----------------------------
As of December 31, 1997, the market value of securities loaned was $4,532,533 with collateral backing valued at $4,800,353.

RESTRICTED SECURITIES: (Note 2)
-------------------------------

                                                                 Valuation as of
                                   Acquisition     Acquisition     December 31,
      Issue                           Date            Cost            1997
      -----                           ----            ----            ----
Advanced Material
Resources Ltd...............     4/25/94-6/27/96   $ 1,353,869    $   624,541
Isleinvest Ltd..............    12/16/94-7/03/95     1,399,554         37,537
Kemgas International Ltd....   10/18/94-10/02/95     1,405,405        688,569
LG Electronics, Inc. GDR
144A........................             5/21/97     1,664,184      1,084,933
Samsung Electronics Ltd.
144A........................             1/17/97     1,672,750      1,089,563

The aggregate value of restricted securities at December 31, 1997 was $3,525,143 or 1.32% of the State Street Research International Stock Portfolio's net assets.

                      See Notes to Financial Statements.

                                    MSF-30

METROPOLITAN SERIES FUND, INC.

INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
STATE STREET RESEARCH INTERNATIONAL STOCK PORTFOLIO
AS A PERCENTAGE OF TOTAL VALUE OF INVESTMENTS

Aerospace....................       0.9%
Automotive...................       1.9
Banking......................      16.0
Broadcasting.................       1.1
Building & Construction......       0.6
Business Services............       2.3
Chemicals....................       1.8
Construction Materials.......       2.8
Consumer Products............       0.7
Containers & Glass...........       0.4
Drugs & Health Care..........       8.2
Electrical Equipment.........       0.8
Electronics..................       2.9
Energy.......................       0.4
Entertainment & Leisure......       1.2
Financial Services...........       4.5
Food & Beverages.............       4.2
Forest Products & Paper......       1.6
General Business.............       0.2
Household Appliances & Home
Furnishings..................       0.9
Household Products...........       0.5
Insurance....................       7.5
Machinery....................       2.0
Metals-Non-Ferrous...........       1.9
Metals-Steel & Iron..........       1.1
Mining.......................       0.2
Miscellaneous................       0.4
Multi-Industry...............       3.7
Newspapers...................       0.3
Oil & Gas Exploration........       1.3
Oil-International............       5.3
Personal Care................       0.2
Printing & Publishing........       0.5
Real Estate..................       1.3
Retail Trade.................       3.6
Software.....................       0.3
Telecommunications Equipment
& Services...................       1.8
Textiles & Apparel...........       0.4
Tires & Rubber...............       0.5
Toys & Amusements............       1.2
Transportation-Airlines......       1.1
Transportation-Railroad......       1.5
Utilities-Electric...........       1.8
Utilities-Gas Distribution &
Pipelines....................       0.6
Utilities-Miscellaneous......       3.2
Utilities-Telephone..........       4.4
                                  -----
                                  100.0%
                                  =====

See Notes to Financial Statements.

                                    MSF-31

METROPOLITAN SERIES FUNDS, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
DECEMBER 31, 1997

                                                                                   VALUE
SHARES                         ISSUE                                               (NOTE 1A)
-------------------------------------------------------------------------------------------
COMMON STOCK: 2.2%
-------------------------------------------------------------------------------------------
BANKING: 0.1%
26,000         *  Siam Commercial Bank PLC                                         $ 29,699
-------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 0.6%
967,500        *  Indah Kiat Paper & Pulp Corp.                                     171,511
-------------------------------------------------------------------------------------------
REAL ESTATE: 1.1%
9,000             Associated Estates Realty Corp.                                   213,187
7,200             Berkshire Realty Co., Inc.                                         86,400
                                                                              -------------
                                                                                    299,587
-------------------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 0.4%
4,000             Eastern Utilities Associates                                      105,000
-------------------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 0.0%
325            *  Nextel Communications, Inc. Cl. A                                   8,409
                                                                              -------------
                  TOTAL COMMON STOCK
                  (Cost: $747,917)........................................          614,206
                                                                              -------------
-------------------------------------------------------------------------------------------
PREFERRED STOCK: 1.6%
-------------------------------------------------------------------------------------------
METALS-STEEL & IRON: 1.0%
6,500          .  Bethleham Steel Corp. Cvt. Pfd. Ser. B 144A                       269,750
-------------------------------------------------------------------------------------------
OIL-SERVICES: 0.1%
800               McDermott, Inc. Cvt. 2.20% Pfd. Ser. A                             30,400
-------------------------------------------------------------------------------------------
TRANSPORTATION-TRUCKING: 0.2%
1,600             Arkansas Best Corp. Cvt. Pfd. Ser. A                               66,800
-------------------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 0.3%
505               Central Maine Power Co. 3.50% Pfd.                                 22,851
50                Niagara Mohawk Power Corp. 4.85% Pfd.                               3,275
100               Niagara Mohawk Power Corp. Ser. B Adj.                              2,544
200               Niagara Mohawk Power Corp. 3.60% Pfd.                               9,300
200               Niagara Mohawk Power Corp. 3.90% Pfd.                              10,200
200               Niagara Mohawk Power Corp. Ser. C Adj.                              4,800
630               Niagara Mohawk Power Corp. 3.40% Pfd.                              28,429
100               Toledo Edison Co. 4.25% Pfd.                                        5,937
                                                                              -------------
                                                                                     87,336
                                                                              -------------
                  TOTAL PREFERRED STOCK
                  (Cost: $399,309)........................................          454,286
                                                                              -------------

-------------------------------------------------------------------------------------------
  FACE                                           INTEREST         MATURITY         VALUE
 AMOUNT                     ISSUE                  RATE             DATE         (NOTE 1A)
-------------------------------------------------------------------------------------------
CONVERTIBLE BONDS: 26.5%
---------------------------------------------------------------------------------------------
BROADCASTING: 0.4%
 $150,000         Comcast Corp. Sub. Deb.            1.125%      4/15/98-07            96,750
---------------------------------------------------------------------------------------------
BUSINESS SERVICES: 0.6%
 $200,000      .  Physicians Resource
                  Group, Inc. 144A                   6.000%      12/01/99-01          152,250
---------------------------------------------------------------------------------------------
COMPUTER EQUIPMENT & SERVICE: 3.7%
  300,000         Apple Computer, Inc. Sub.          6.000%       6/01/99-01          241,500
  155,000         Cray Research, Inc. Sub.           6.125%       2/01/96-11          119,350
  300,000         S3, Inc. Sub.                      5.750%      10/01/99-03          201,375
  540,000      .  Softkey International,
                  Inc. Sr. 144A                      5.500%      11/01/98-00          476,550
                                                                              ---------------
                                                                                    1,038,775
---------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT: 0.1%
   40,000         Richardson Electronics,
                  Ltd. Sub. Deb.                     7.250%      12/15/96-06           32,800

---------------------------------------------------------------------------------------------
ELECTRONICS: 2.3%
  600,000      .  Cirrus Logic, Inc. Sub.            6.000%      12/15/99-03          462,750
                  144A
  300,000         Zenith Electric Sub. Deb.          6.250%       4/01/96-11          175,500
                                                                              ---------------
                                                                                      638,250
---------------------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE: 0.9%
  100,000         Bell Sports Corp. Sub. Deb.        4.250%      11/15/96-00           84,750

  200,000         CML Group, Inc.                    5.500%       1/15/95-03          150,000
                                                                              ---------------
                                                                                      234,750
---------------------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 4.9%
   20,000         Advanced Agro Public Co.           3.500%          6/17/01           16,000
  650,000         Bangkok Bank Public                3.250%          3/03/04          211,250
  125,000         Banpu Public Co.                   2.750%          4/10/03           80,000
  150,000         Burns, Philp Sub.                  5.500%       4/30/97-04           88,500
  500,000         Empresas ICA Sociedad
                  Sub. Deb.                          5.000%       3/15/98-04          394,375
   50,000         Loxley Public Co.                  2.500%          4/04/01           25,000
  250,000         Rogers Communications,
                  Inc. Deb.                          2.000%      11/26/98-05          149,063
  100,000         Samsung Co.                        0.250%          6/26/06           80,000
  250,000         Sappi BVI Finance                  7.500%       8/01/98-02          233,750
  250,000         Siam Commercial Bank               3.250%          1/24/04           72,500
                                                                              ---------------
                                                                                    1,350,438
---------------------------------------------------------------------------------------------
INDUSTRIALS: 2.3%
  600,000      .  Exide Corp. Sr. 144A               2.900%      12/15/98-05          383,250

                                     MSF-32

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
DECEMBER 31, 1997

 FACE                                                         INTEREST            MATUTIRY                    VALUE
AMOUNT                ISSUE                                     RATE                DATE                    (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS: (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
INDUSTRIALS: (CONTINUED)
$ 50,000           Glycomed, Inc. Sub. Deb.                     7.500%           1/01/97-03               $   46,000
 365,000           UroMed Corp. Sub.                            6.000%          10/15/99-03                   204,400
                                                                                                          -----------
                                                                                                              633,650
---------------------------------------------------------------------------------------------------------------------
MEDICAL SUPPLY: 1.1%
 400,000           NABI, Inc. Sub.                              6.500%           2/01/99-03                   298,500
---------------------------------------------------------------------------------------------------------------------
METALS-STEEL & IRON: 0.0%
 200,000           Molten  Metal Technology, Inc.
                   Sub.                                         0.000%              5/01/06                     2,000
---------------------------------------------------------------------------------------------------------------------
MINING: 1.9%
 200,000           Ashanti Gold Capital                         5.500%           3/15/00-03                   149,250
 325,000           Battle Mountain Gold Co.
                   Sub.                                         6.000%              1/04/05                   221,000
 200,000           Coeur D'Alene Mines Corp.
                   Sub.                                         6.000%              6/10/02                   152,000
                                                                                                          -----------
                                                                                                              522,250
---------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS: 1.6%
 440,000           TPI Enterprises, Inc.
                   Sub. Deb.                                    8.250%           7/15/96-02                   360,800
 125,000           Veterinary Centers of
                   America, Inc. Sub. Deb.                      5.250%           5/01/99-06                    91,250
                                                                                                          -----------
                                                                                                              452,050
---------------------------------------------------------------------------------------------------------------------
OIL-INTERNATIONAL: 0.1%
 100,000           Ssangyong Oil Refining Co.
                   Ltd.                                         3.000%             12/31/04                    37,167
---------------------------------------------------------------------------------------------------------------------
POLLUTION CONTROL: 0.9%
 327,000           Air & Water Technologies
                   Corp. Sub. Deb.                              8.000%           5/15/97-15                   255,469
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE: 0.3%
 100,000           Sizeler Property Inv., Inc.
                   Sub. Deb.                                    8.000%           7/15/97-03                    96,000
---------------------------------------------------------------------------------------------------------------------
RESTAURANT: 2.5%
 500,000           Boston Chicken, Inc. Sub.
                   Deb.                                         0.000%           6/01/00-15                    73,125
  50,000           Boston Chicken, Inc. Sub.
                   Deb.                                         7.750%           5/01/00-04                    31,500
 450,000           Boston Chicken, Inc. Sub.
                   Deb.                                         4.500%           2/01/98-04                   220,500
 325,000           Einstein/Noah Bagel Corp.
                   Sub. Deb.                                    7.250%           6/01/00-04                   224,250
 325,000           Shoney's, Inc. Sub. Deb.                     0.000%           4/11/97-04                   133,250
                                                                                                          -----------
                                                                                                              682,625
---------------------------------------------------------------------------------------------------------------------
RETAIL TRADE: 0.3%
$100,000           Jacobson Stores, Inc. Sub
                   Deb.                                         6.750%          12/15/96-11               $    84,250
---------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL: 1.1%
 200,000           Converse, Inc. Sub.                          7.000%           6/01/00-04                   114,500
 250,000           Fieldcrest Cannon, Inc.
                   Sub. Deb.                                    6.000%           3/15/96-12                   202,500
                                                                                                          -----------
                                                                                                              317,000
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION-TRUCKING: 0.4%
 160,000           Worldway Corp. Sub. Deb.                     6.250%           4/15/96-11                   116,800
---------------------------------------------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 1.1%
 500,000           Broadband Technologies,
                   Inc. Sub.                                    5.000%           5/15/99-01                   310,000
                                                                                                          -----------
                   TOTAL CONVERTIBLE BONDS
                   (Cost: $8,443,578)...................................................................    7,351,774
                                                                                                          -----------
---------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS: 36.9%
---------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE: 0.6%
 250,000          .Hyundai Motor Co. 144A                       7.600%              7/15/07                   177,500
---------------------------------------------------------------------------------------------------------------------
BROADCASTING: 5.2%
 400,000          +Cablevision Systems Corp.                    8.125%              8/15/09                   412,000
 100,000           CBS Inc. Sr.                                 7.125%             11/01/23                    90,730
 230,000           Century Communications
                   Corp. Sr.                                    0.000%              3/15/03                   147,200

 700,000           Century Communications
                   Corp. Sr.                                    8.375%             11/15/17                   647,500

 250,000         #.Fox Kids Worldwide, Inc.
                   Sr. 144A                                      ----           11/01/02-07                   148,125
                                                                                                          -----------
                                                                                                            1,445,555
---------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.4%
 100,000           DR Structured Finance
                   Corp. Ser. 1994-K1 A2                        8.375%              8/15/15                    98,000
---------------------------------------------------------------------------------------------------------------------
COMPUTER EQUIPMENT & SERVICE: 3.7%
 390,000           Apple Computer, Inc.                         6.500%              2/15/04                   323,700
 200,000           Digital Equipment Corp.                      7.750%              4/01/23                   201,156
 450,000           Digital Equipment Corp.
                   Deb.                                         8.625%             11/01/12                   492,898
                                                                                                          -----------
                                                                                                            1,017,754
---------------------------------------------------------------------------------------------------------------------
ELECTRONICS: 1.0%
 275,000           Westinghouse Electric
                   Corp.                                        7.875%              9/01/23                   275,525
---------------------------------------------------------------------------------------------------------------------

                                    MSF-33

METROPOLITAN SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
DECEMBER 31, 1997

 FACE                                             INTEREST     MATURITY        VALUE
AMOUNT          ISSUE                               RATE         DATE        (NOTE 1A)
----------------------------------------------------------------------------------------
CORPORATE BONDS: (CONTINUED)
----------------------------------------------------------------------------------------
FINANCIAL SERVICES: 2.9%
$ 250,000        .Pindo Deli Finance
                  Mauritius, Ltd. Sr. 144A        10.750%      10/01/07       $  215,000
  200,000        .Pindo Deli Finance
                  Mauritius, Ltd. Sr. Deb.
                  144A                            10.875%      10/01/27          160,000
  500,000        .Tjiwi Kimia Finance
                  Maurities, Ltd. Sr. 144A        10.000%       8/01/04          418,750
                                                                             -----------
                                                                                 793,750
----------------------------------------------------------------------------------------
FOOD & BEVERAGES: 3.6%
  100,000         Borden, Inc. Deb.                7.875%       2/15/23          100,618
  600,000       #.Del Monte Foods, Inc. Sr.
                  144A                             ----     12/15/02-07          343,500
   45,000         Flagstar Corp. Sr. Deb.          0.000%   11/01/97-04           18,000
  200,000         RJR Nabisco, Inc.                8.750%       8/15/05          215,786
  300,000         RJR Nabisco, Inc.                8.500%       7/01/07          319,815
                                                                             -----------
                                                                                 997,719
----------------------------------------------------------------------------------------
INDUSTRIALS: 1.9%
  500,000        .Pan Pacific Industrial
                  Investment PLC 144A              0.000%       4/28/07          149,575

  150,000         Pope & Talbot, Inc.              8.375%       6/01/13          158,661
  350,000       #.TFM SA de CV Sr. Deb.
                  144A                             ----      6/15/02-09          217,000
                                                                             -----------
                                                                                 525,236
----------------------------------------------------------------------------------------
METALS-STEEL & IRON: 0.5%
   29,000         Midland Ross Corp. Deb.          6.000%       2/15/07           23,754
  135,000         Republic Engineered
                  Steels, Inc.                     9.875%   12/15/98-01          128,250
                                                                             -----------
                                                                                 152,004
----------------------------------------------------------------------------------------
POLLUTION CONTROL: 0.4%
  125,000         Envirotest Systems Corp.
                  Sr.                              9.625%    4/01/98-03          120,000
----------------------------------------------------------------------------------------
REAL ESTATE: 0.9%
  250,000        .Murrin Murrin Holdings,
                  Ltd. Sr. 144A                    9.375%    8/31/02-07          247,500
----------------------------------------------------------------------------------------
RETAIL GROCERY: 0.6%
  200,000         Penn Traffic Co. Sr.             8.625%   12/15/98-03          169,500
----------------------------------------------------------------------------------------
RETAIL TRADE: 1.9%
  100,000         Dillon Reed Ser. 1993-K1
                  A2                               7.430%       8/15/18           90,250
  200,000         K Mart Corp.                     7.950%       2/01/23          193,250
  250,000         K Mart Corp.                     7.750%      10/01/12          243,125
                                                                             -----------
                                                                                 526,625
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT & SERVICES: 1.9%
  855,000       #+Arch Communications
                  Group, Inc. Sr.                  ----      3/15/01-08          525,825
----------------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 2.8%
  300,000         AES Corp. Sr.                    8.375%    8/15/02-07          299,250
  500,000        .AES Corp. Sr. 144A               8.875%      11/01/27          478,750
                                                                             -----------
                                                                                 778,000
----------------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 8.6%
  500,000        #Hyperion
                  Telecommunications, Inc.
                  Sr.                              ----      4/15/01-03          366,250
  300,000        #Intercel, Inc. Sr.               ----      2/01/01-06          225,000
  400,000        #Intercel, Inc. Sr.               ----      5/01/01-06          292,000
  160,000         Lenfest Communications,
                  Inc. Sr.                         8.375%      11/01/05          164,400
  210,000        #Nextel Communications,
                  Inc. Sr.                         ----      8/15/99-04          186,900
  185,000       #.Nextel Communications,
                  Inc. Sr. 144A                    ----      9/15/02-07          117,013
  400,000       #.Nextel Communications,
                  Inc. Sr. 144A                    ----     10/31/02-07          245,500
  650,000       #.RCN Corp. 144A                   0.000%   10/15/02-07          407,875
  500,000        #Telewest PLC Sr. Deb.            ----        10/01/07          388,750
                                                                             -----------
                                                                               2,393,688
                                                                             -----------
                  TOTAL CORPORATE BONDS
                  (Cost: $9,793,563)........                                  10,244,181
                                                                             -----------

----------------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 14.9%
----------------------------------------------------------------------------------------
  200,000        .Bangkok Bank Public, Ltd.
                  Sub. 144A                        8.250%       3/15/16          153,886
   75,000     CAD#Clearnet Communications,
                  Inc. Sr.                         ----     12/15/00-05           58,875
  800,000     CAD#Clearnet Communications,
                  Inc. Sr.                         ----      8/13/02-07          356,880
  550,000        .Espirito Santo Centrais
                  Electriciadad Sr. 144A          10.000%       7/15/07          489,500
  200,000         Export-Import Bank Korea         6.375%       2/15/06          149,750
  800,000        #International Semi-Tech.
                  Microelectronics.                ----         8/15/03          288,000
  250,000         Korea Electric Power Corp.       6.375%      12/01/03          191,538

                                    MSF-34

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
DECEMBER 31,1997

 FACE                                             INTEREST        MATURITY             VALUE
AMOUNT                  ISSUE                       RATE            DATE             (NOTE 1A)
----------------------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: (CONTINUED)
----------------------------------------------------------------------------------------------
$  150,000         Korea Electric Power Corp
                   Deb.                              6.750%          8/01/27       $   118,500

 1,400,000     CAD#Microcell
                  .Telecommunications, Inc.
                   Sr. 144A                           ----       10/15/02-07           543,718


   500,000         Philippine Long Distance
                   Telephone Co.                     8.350%          3/06/17           413,750

   200,000        .Pycsa Panama SA 144A             10.280%         12/15/12           189,660
   350,000         Quezon Power, Ltd.                8.860%          6/15/17           296,310
   100,000     CADRogers Cablesystems, Ltd.          9.650%       1/15/04-14            75,575
                   Sr.
   150,000     CADRogers Communications,
                   Inc. Sr.                         10.500%          2/14/06           115,850

   450,000     CADRogers Communications,
                   Inc. Sr.                          8.750%       7/15/02-07           308,187

   425,000       . Samsung Electronics Co.,
                   Ltd. 144A                         0.000%      12/31/02-07           296,085

   200,000     .[_]Total Access Commerce
                   Public, Ltd. 144A                 7.625%         11/04/01           104,000
                                                                                   -----------
                   TOTAL FOREIGN OBLIGATIONS
                   (Cost: $4,545,846)...........................................     4,150,064
                                                                                   -----------
----------------------------------------------------------------------------------------------
YANKEE BONDS:11.3%
----------------------------------------------------------------------------------------------
   120,000         Petroleos Mexicanos               9.500%          9/15/27           117,900
   700,000         Petroleos Mexicanos               8.625%         12/01/23           658,000
   300,000      [_]Philipinas Bangko Sentral         8.600%          6/15/27           239,220
   313,572         Republic of Brazil                8.000%          4/15/14           246,154
   550,000        +Republic of Brazil               10.125%          5/15/27           515,625
   325,000         Republic of Argentina             9.750%          9/19/27           310,700
   500,000         Republic of South Africa          8.500%          6/23/17           484,935
   650,000         Republic of Venezuela             9.250%          9/15/27           579,475

                                                                                   -----------
                   TOTAL YANKEE BONDS
                   (Cost: $3,113,942)...........................................     3,152,009
                                                                                   -----------
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 6.4%
----------------------------------------------------------------------------------------------
$1,782,000         State Street Bank
                   Repurchase Agreement
                   (U.S. Treasury Bills
                   collateralized, dated
                   12/31/97 due 1/2/98 @
                   5.875% with a market
                   value of $1,838,993)              5.000%         01/02/98         1,782,000
                                                                                   -----------
                   TOTAL REPURCHASE AGREEMENTS
                   (Cost: $1,782,000)...........................................     1,782,000
                                                                                   -----------
----------------------------------------------------------------------------------------------
                   TOTAL INVESTMENTS: 99.8%
                   (Cost: $28,826,155)..........................................    27,748,520
                   OTHER ASSETS LESS LIABILITIES: 0.2%..........................        55,146
                                                                                   -----------
                   NET ASSETS: 100.0%...........................................   $27,803,666
                                                                                   ===========
----------------------------------------------------------------------------------------------

LEGEND:
------
*   Non-income producing security.
+   Securities on loan.
 .   Restricted security.
#   Step bond: A zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
[_] Illiquid Security

SECURITIES LENDING: (Note 7)
----------------------------
As of December 31, 1997, the market value of securities loaned was $736,449 with collateral backing valued at $764,110.

RESTRICTED SECURITIES (Note 2):
-------------------------------

                                                                               Valuation
                                                                                  as of
                                      Acquisition           Acquisition        December 31,
            Issue                        Date                   Cost              1997
            -----                        ----                   ----              ----
AES Corp. Sr. 144A                         10/24/97         $ 485,200         $ 478,750
Bangkok Bank Public, Ltd.
Sub. 144A                                   8/28/97           188,290           153,886
Bethleham Steel Corp. Cvt.            3/3/97-5/6/97           255,625           269,750
Pfd. Ser. B  144A
Cirrus Logic, Inc. Sub.             4/23/97-6/13/97           444,125           462,750
144A
Espirito Santo Centrais Sr.
144A                                 9/9/97-10/9/97           543,600           489,500
Exide Corp. Sr. 144A                 3/3/97-11/5/97           381,188           383,250
Fox Kids Worldwide, Inc. Sr.
144A                                       11/24/97           143,438           148,125
Del Monte Foods, Inc. Sr.
144A                                        12/9/97           339,152           343,500
Hyundai Motor Corp. 144A                   12/23/97           172,500           177,500
Microcell
Telecommunications, Inc. Sr.
144A                               10/8/97-10/17/97           597,550           543,718
Murrin Murrin Holdings, Ltd.
144A                                        8/22/97           250,000           247,500

                                    MSF-35

METROPOLITAN SERIES FUND, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
DECEMBER 31, 1997

RESTRICTED SECURITIES-(CONT.)
-----------------------------

                                                                   VALUATION
                                                                     AS OF
                              ACQUISITION         ACQUISITION      DECEMBER 31
ISSUE                             DATE                COST            1997
-----                         -----------         ------------     -----------
Nextel Communications, Inc.
Sr. 144A                           9/24/97           114,469         117,013
Nextel Communications, Inc.
Sr. 144A                          10/15/97           247,984         245,500
Pan Pacific Industrial
Investments PLC 144A               5/23/97           214,930         149,575
Physicians Resource Group,
Inc. 144A                       6/20/97-7/18/97      164,375         152,250
Pindo Deli Finance
Mauritius, Ltd. Sr. 144A           10/6/97           248,125         215,000
Pindo Deli Finance
Mauritius, Ltd. Sr. Deb. 144A      9/25/97           185,000         160,000
Pycsa Panama SA 144A               10/1/97           200,000         189,660
RCN Corp. 144A                10/10/97-10/23/97      384,696         407,875
Samsung Electronics Co.,
Ltd. 144A                     12/2/97-12/19/97       323,188         296,085
TFM SA de CV Sr. Deb. 144A     6/11/97-7/23/97       201,736         217,000
Tjiwi Kimia Finance
Maurities, Ltd. Sr. 144A           7/29/97           298,365         418,750
Total Access Commerce
Public, Ltd. 144A                  12/2/97           156,000         104,000

The aggregate value of restricted securities at December 31, 1997 was $6,370,937 or 22.91% of the Loomis Sayles High Yield Bond Portfolio's net assets. See Notes to Financial Statements.

                                     MSF-36

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JANUS MID CAP PORTFOLIO
DECEMBER 31, 1997

                                                                           VALUE
SHARES                               ISSUE                               (NOTE 1A)
------------------------------------------------------------------------------------
COMMON STOCK: 95.6%
------------------------------------------------------------------------------------
AUTOMOTIVE: 0.8%

  30,025       +  OEA, Inc.                                              $   868,848
------------------------------------------------------------------------------------
BANKING: 2.4%

   2,225          First Empire State Corp.                                 1,034,625
   7,725          Northern Trust Corp.                                       540,267
  12,500          Regions Financial Corp.                                    527,734
   7,175        + Star Banc Corp.                                            411,666
                                                                          ----------
                                                                           2,514,292
------------------------------------------------------------------------------------
BROADCASTING: 9.2%

  28,800       +  Chancellor Media Corp.                                   2,150,100
  49,025      +*  Clear Channel Communications, Inc.                       3,894,423
  49,775          Heftel Broadcasting Corp. Cl. A                          2,336,314
  17,350          Univision Communications, Inc. Cl. A                     1,211,247
                                                                          ----------
                                                                           9,592,084
------------------------------------------------------------------------------------
BUSINESS SERVICES: 8.0%

  39,412          Outdoor Systems, Inc.                                    1,512,435
 110,850          Paychex, Inc.                                            5,632,566
  26,300          Profit Recovery Group International, Inc.                  471,756
  16,075          Robert Half International, Inc.                            643,000
                                                                          ----------
                                                                           8,259,757
------------------------------------------------------------------------------------
COMPUTER EQUIPMENT & SERVICE: 1.3%

  15,200       *  America Online, Inc.                                     1,355,650
------------------------------------------------------------------------------------
CONSTRUCTION & MINING EQUIPMENT: 0.5%

  20,875          Rental Service Corp.                                       512,742
------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS: 5.6%

  92,175          Barnett, Inc.                                            2,050,894
  96,825       +  Fastenal Co.                                             3,721,711
                                                                          ----------
                                                                           5,772,605
------------------------------------------------------------------------------------
DRUGS & HEALTH CARE: 9.1%

 198,725       +  Omnicare, Inc.                                           6,160,475
  31,725          Pediatrix Medical Group, Inc.                            1,356,244
  30,175          Sofamor Danek Group, Inc.                                1,963,261
                                                                          ----------
                                                                           9,479,980
------------------------------------------------------------------------------------
EDUCATION: 4.3%

  82,675          Apollo Group, Inc. Cl. A                                 3,916,728
   5,525       +  Computer Learning Centers, Inc.                            338,752
   4,925          DeVRY, Inc.                                                156,984
                                                                          ----------
                                                                           4,412,464
------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT: 3.9%

  89,875          Berg Electronics Corp.                                  $2,044,656
  79,225       +  Littelfuse, Inc.                                         1,948,440
                                                                          ----------
                                                                           3,993,096
------------------------------------------------------------------------------------
ELECTRONICS: 4.8%

  54,150       +  Maxim Integrated Products, Inc.                          1,871,559
  16,350       +  Sanmina Holdings, Inc.                                   1,112,822
  50,125          SIPEX Corp.                                              1,519,414
  13,450          Vitesse Semiconductor Corp.                                511,941
                                                                          ----------
                                                                           5,015,736
------------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE: 2.4%

  15,050       +  Family Golf Centers, Inc.                                  474,075
  37,975       +  Royal Caribbean Cruises Ltd.                             2,024,542
                                                                          ----------
                                                                           2,498,617
------------------------------------------------------------------------------------
FINANCIAL SERVICES: 8.9%

  51,850          American Capital Strategies Ltd.                           930,059
 149,200          Amvescap PLC                                             1,276,204
  61,412          Charles Schwab Corp.                                     2,575,466
  15,800          Federal Agricultural Mortgage Corp. Cl. C                  948,000
  17,525          Healthcare Financial Partners, Inc.                        617,756
  94,475          Insignia Financial Group, Inc. Cl. A                     2,172,925
  34,325          Medallion Financial Corp.                                  746,569
                                                                          ----------
                                                                           9,266,979
------------------------------------------------------------------------------------
FOOD & BEVERAGES: 1.8%

  12,025          International Home Foods, Inc.                             336,700
  40,225          JP Foodservice, Inc.                                     1,485,811
                                                                          ----------
                                                                           1,822,511
------------------------------------------------------------------------------------
HEALTHCARE SERVICES: 1.8%

 108,950          AmeriPath, Inc.                                          1,858,959
------------------------------------------------------------------------------------
INSURANCE: 2.6%

  14,350          Progressive Corp.                                        1,720,206
   8,075          Protective Life Corp.                                      482,481
  13,200          UICI                                                       462,825
                                                                          ----------
                                                                           2,665,512
------------------------------------------------------------------------------------
MULTI-INDUSTRY: 1.3%

 216,530          Capita Group PLC                                         1,319,463
------------------------------------------------------------------------------------

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JANUS MID CAP PORTFOLIO
DECEMBER 31, 1997

                                                                            VALUE
SHARES                        ISSUE                                       (NOTE 1A)
------------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
------------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT: 1.7%

  38,700          Ceridian Corp.                                         $ 1,772,944
------------------------------------------------------------------------------------
PLASTICS: 1.3%

  21,975         +Sealed Air Corp.                                         1,356,956
------------------------------------------------------------------------------------
REAL ESTATE: 2.5%

  34,175          Capital Trust Cl. A                                        384,469
  42,300         +Security Capital Group, Inc. Cl. B                       1,374,750
  17,375         +Vornado Realty Trust                                       815,539
                                                                         -----------
                                                                           2,574,758
------------------------------------------------------------------------------------
RESTAURANT: 8.7%

  51,650          Papa John's International, Inc.                          1,804,522
  271,400         Pizza Express PLC                                        3,325,478
  704,000         Wetherspoon (J.D.) PLC                                   3,873,672
                                                                         -----------
                                                                           9,003,672
------------------------------------------------------------------------------------
RETAIL GROCERY: 0.3%

  4,825           Quality Food Centers, Inc.                                 323,275
------------------------------------------------------------------------------------
RETAIL TRADE: 3.5%

  20,275          CompUSA, Inc.                                              628,525
  10,725         +Fred Meyer, Inc.                                           390,122
  22,500          MSC Industrial Direct, Inc. Cl. A                          953,437
  70,175          Petco Animal Supplies, Inc.                              1,701,744
                                                                         -----------
                                                                           3,673,828
------------------------------------------------------------------------------------
SOFTWARE: 2.9%

  123,300         Cadence Design Systems, Inc.                             3,020,850
------------------------------------------------------------------------------------
TRANSPORTATION-AIRLINES: 1.3%

   55,250         Ryanair Holdings PLC ADR                                 1,388,156
------------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 2.6%

   58,550        +AES Corp.                                                2,729,894
------------------------------------------------------------------------------------
UTILITIES-MISCELLANEOUS: 0.5%

   27,050        *Hanover Compressor Co.                                     552,834
------------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 1.6%

  156,925         PriCellular Corp. Cl. A                                  1,637,908
------------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost: $88,360,653)............................         99,244,370
                                                                      --------------
------------------------------------------------------------------------------------

 FACE                                             INTEREST       MATURITY        VALUE
AMOUNT                ISSUE                         RATE           DATE        (NOTE 1A)
------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 9.5%
------------------------------------------------------------------------------------------
5,000,000         Federal Home Loan
                  Mortgage Assn.                   4.750%         1/02/98       $4,999,167

4,900,000         General Electric
                  Capital Corp.                    6.080%         1/05/98        4,899,088
                                                                              ------------
                  TOTAL SHORT TERM OBLIGATIONS
                  (Cost: $9,898,255).......................................      9,898,255
                                                                              ------------
------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS: 105.1%
                  (Cost: $98,258,908)......................................    109,142,625
                  OTHER ASSETS LESS LIABILITIES: (5.1)%....................     (5,290,984)
                                                                              ------------
                  NET ASSETS: 100.0%.......................................   $103,851,641
                                                                              ============
------------------------------------------------------------------------------------------

LEGEND:
*NON-INCOME PRODUCING SECURITY.
+SECURITIES ON LOAN.

SECURITIES LENDING: (Note 7)
----------------------------
AS OF DECEMBER 31, 1997, THE MARKET VALUE OF SECURITIES LOANED WAS $12,202,921 WITH COLLATERAL BACKING VALUED AT $12,396,894.

                      See Notes to Financial Statements.

                                     MSF-38

METROPOLITAN SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
DECEMBER 31, 1997

                                                                        VALUE
SHARES                    ISSUE                                       (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 97.8%
--------------------------------------------------------------------------------
AEROSPACE: 2.1%
   10,700         AAR Corp.                                           $  414,625
    7,900        *BE Aerospace                                           211,572
   11,300        *Ducommun, Inc.                                         394,794
   15,500        *Orbital Sciences Corp.                                 462,094
    7,400         Precision Castparts Corp.                              446,313
                                                                      ----------
                                                                       1,929,398
--------------------------------------------------------------------------------
AUTOMOTIVE: 1.6%
   13,100       +*Gentex Corp.                                           352,881
   28,800        *Miller Industries, Inc.                                309,600
   16,000        *O' Reilly Automotive, Inc.                             423,000
   10,700       +*Tower Automotive, Inc.                                 450,069
                                                                      ----------
                                                                       1,535,550
--------------------------------------------------------------------------------
BANKING: 4.0%
    7,700         Astoria Financial Corp.                                431,200
    9,100        +Bay View Capital Corp.                                 331,581
   12,300         City National Corp.                                    454,331
    7,200        *Coast Savings Financial, Inc.                          493,650
    5,500         Commerce Bancorp, Inc.                                 280,500
    8,300         Community First Bankshares                             445,087
    8,400       +*Imperial Bancorp                                       414,225
   14,600        +North Fork Bancorp, Inc.                               490,013
    8,100        *Silicon Valley Bancshares                              452,588
                                                                      ----------
                                                                       3,793,175
--------------------------------------------------------------------------------
BIOTECHNOLOGY: 0.8%
    1,400        *Biogen, Inc.                                            51,012
    7,300        *Dura Pharmaceuticals, Inc.                             336,712
   13,700        *Serologicals Corp.                                     350,206
                                                                      ----------
                                                                         737,930
--------------------------------------------------------------------------------
BROADCASTING: 2.3%
   18,700        *American Business Information, Inc. Cl. A              189,337
    6,200        *American Radio Systems Corp. Cl. A                     330,537
    5,400        *BET Holdings, Inc. Cl. A                               294,975
    4,200       +*Chancellor Media Corp.                                 313,556
    1,500       +*Clear Channel Communications, Inc.                     119,156
    6,000       +*Jacor Communications, Inc.                             319,125
    3,200        *SFX Broadcasting, Inc. Cl. A                        $  257,500
    7,600         TCA Cable TV, Inc.                                     351,975
                                                                      ----------
                                                                       2,176,161
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION: 1.4%
   22,100        *American Homestar Corp.                                364,650
    8,500         Apogee Enterprises, Inc.                               101,734
   10,400         Blount International, Inc. Cl. A                       277,550
    5,800        *Fairfield Communities, Inc.                            255,925
    9,600        *NCI Building Systems, Inc.                             339,600
                                                                      ----------
                                                                       1,339,459
--------------------------------------------------------------------------------
BUSINESS SERVICES: 9.7%
   10,300       +*AccuStaff, Inc.                                        236,900
   14,400        *Affiliated Computer Services, Inc. Cl. A               378,900
   18,500        *American Business Information, Inc.                    189,625
    8,900         Amresco, Inc.                                          266,444
    9,900       +*Bisys Group, Inc.                                      330,412
    8,700        *Caribiner International                                387,150
    3,000        *Cognos, Inc.                                            69,187
   10,700       +*Concord EFS, Inc.                                      266,831
    4,900        *Consolidated Graphics, Inc.                            228,462
   16,100        *COREstaff, Inc.                                        428,662
    9,500        *Cort Business Services Corp.                           378,219
    7,100         Danka Business Systems ADR                             113,378
   12,500        *Data Processing Resources Corp.                        321,094
   10,300       +*Eltron International, Inc.                             315,437
    4,600         Fair Issac & Co., Inc.                                 153,237
    7,100         G&K Services, Inc. Cl. A                               298,200
   10,300         HA-LO Industries, Inc.                                 267,800
    8,880         HBO & Co.                                              425,962
    8,400         Merrill Corp.                                          193,200
   16,100        *Meta Group                                             359,231
    9,300         Norrell Corp.                                          184,838
   13,150        *Outdoor Systems, Inc.                                  504,631
    1,850         Paychex, Inc.                                           94,003
   17,500        *Payment Services, Inc.                                 244,453

                                    MSF-39

METROPOLITAN SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL GROWTH PORTFOLIO
DECEMBER 31, 1997

                                                                         VALUE
SHARES                      ISSUE                                      (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
BUSINESS SERVICES: (CONTINUED)
   12,800        *Paymentech, Inc.                                    $  188,800
    9,500        *QuickResponse Services, Inc.                           349,125
    7,360       +*Registry, Inc.                                         340,400
   17,400       +*Rent Way, Inc.                                         322,988
   12,100        *Romac International, Inc.                              295,694
    8,800        *Service Experts, Inc.                                  251,900
   13,600        *Superior Services, Inc.                                396,950
   16,125        *Tetra Tech, Inc.                                       326,531
                                                                      ----------
                                                                       9,108,644
--------------------------------------------------------------------------------
CHEMICALS: 0.5%
   10,400        *Sybron International Corp.                             488,150
--------------------------------------------------------------------------------
COMPUTER EQUIPMENT & SERVICE: 5.2%
   25,000        *Actel Corp.                                            317,187
    7,400         Analysts International Corp.                           257,150
    5,200        *CBT Group Ltd. PLC ADR                                 427,375
    9,100        *CIBER, Inc.                                            527,800
    4,000       +*Citrix Systems, Inc.                                   304,125
   17,200        *Computer Management Sciences, Inc.                     327,875
      583        *DecisionOne Holdings Corp.                              13,810
    9,100        *DST Systems, Inc.                                      388,456
    2,200       +*Gateway 2000, Inc.                                      71,775
   16,600        *Integrated Systems Consulting Group                    179,487
    7,100        *Legato Systems, Inc.                                   311,513
    3,200       +*PeopleSoft, Inc.                                       124,400
   10,000        *SanDisk Corp.                                          200,938
    1,600       +*Solectron Corp.                                         66,500
   10,700        *SPSS, Inc.                                             203,300
    6,000       +*SunGard Data Systems, Inc.                             186,000
    9,800       +*Sykes Enterprises, Inc.                                192,938
    7,000       +*Systems & Computer Technology                          348,688
    1,100        *Trident Microsystems, Inc.                              10,003
   17,700        *Vanstar Corp.                                          200,231
    7,900        *Zebra Technologies Corp. Cl. A                         237,000
                                                                      ----------
                                                                       4,896,551
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS: 1.0%
   15,900        *Barnett, Inc.                                          353,775
    6,800        +Fastenal Co.                                           261,375
   14,900         Valmont Industries, Inc.                               296,138
                                                                      ----------
                                                                         911,288
--------------------------------------------------------------------------------
CONSUMER PRODUCTS: 0.4%
   10,950       +*Blyth Industries, Inc.                                 327,816
--------------------------------------------------------------------------------
COSMETICS: 0.3%
    8,400        +Alberto-Culver Co. Cl. B Cvt.                          269,325
--------------------------------------------------------------------------------
DRUGS & HEALTH CARE: 7.8%
   14,200        *ABR Information Services, Inc.                         343,462
    5,700        *Amerisource Health Corp. Cl. A                         332,025
    1,400        *Centocor Corp.                                          46,725
    2,000         DENTSPLY International, Inc.                            61,812
    8,800       +*Genesis Health Ventures, Inc.                          232,100
    2,850        *Health Management Associates, Inc. Cl. A                71,962
    6,000        *HealthCare Compare Corp.                               308,250
   12,800         Healthdyne Technologies, Inc.                          261,200
      700        *IDEXX Laboratories, Inc.                                11,222
   10,870        +Integrated Health Services, Inc.                       339,008
    7,800        +Jones Medical Industries, Inc.                         299,325
    6,500       +*Lincare Holdings, Inc.                                 372,125
   11,100        *Magainin Pharmaceuticals, Inc.                          89,841
    7,900       +*Medicis Pharmaceutical Corp. Cl. A                     404,381
    8,800         Mentor Corp.                                           323,400
   14,650        *National Surgery Centers, Inc.                         383,647
    9,800        *NBTY, Inc.                                             327,688
   12,800         Omnicare, Inc.                                         396,800
      600        *Oxford Health Plans, Inc.                                9,319
   12,200        *PAREXEL International Corp.                            454,450
    4,900        *Patterson Dental Co.                                   222,950
    8,400        *Pediatrix Medical Group, Inc.                          359,100
   13,600        *Phycor, Inc.                                           367,625
    9,800       +*Respironics, Inc.                                      220,806
    3,900        *Sofamor Danek Group, Inc.                              253,744
    6,100        *Sonus Pharmaceuticals, Inc.                            201,681

                                    MSF-40

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
DECEMBER 31, 1997

                                                         VALUE
SHARES                   ISSUE                         (NOTE 1A)
----------------------------------------------------------------
COMMON STOCK: (CONTINUED)
----------------------------------------------------------------
DRUGS & HEALTH CARE: (CONTINUED)
   2,400    *Thermedics, Inc.                         $   39,300
   5,900   +*Universal Health Services, Inc. Cl. B       297,213
   9,100    *Watson Pharmaceuticals, Inc.                295,181
                                                      ----------
                                                       7,326,342
----------------------------------------------------------------
EDUCATION: 1.0%
   8,200    *Apollo Group, Inc. Cl. A                    388,475
   5,900   +*Computer Learning Centers, Inc.             361,744
   6,000    *Sylvan Learning Systems, Inc.               235,500
                                                      ----------
                                                         985,719
----------------------------------------------------------------
ELECTRICAL EQUIPMENT: 2.3%
   3,300    *American Power Conversion Corp.              78,169
  12,700    *Anadigics, Inc.                             387,350
  15,800    *Berg Electronics Corp.                      359,450
     900   +*C-Cube Microsystems, Inc.                    14,653
   1,000    *Carbide/Graphite Group, Inc.                 33,875
   3,400    *Coherent, Inc.                              119,212
  10,800   +*Imnet Systems, Inc.                         174,150
   7,500    *Kent Electronics Corp.                      188,438
   9,500    *Littelfuse, Inc.                            233,641
   9,300     Technitrol, Inc.                            279,000
  11,400     Watsco, Inc.                                281,438
                                                      ----------
                                                       2,149,376
----------------------------------------------------------------
ELECTRONICS: 7.1%
   1,400   +*Adaptec, Inc.                                52,062
   8,500    *Affymetrix, Inc.                            265,625
   1,200   +*Altera Corp.                                 39,787
  12,300    *Aspen Technology, Inc.                      418,969
   5,500    *Burr-Brown Corp.                            177,031
   6,300   +*Computer Products, Inc.                     143,128
   7,000    +Dallas Semiconductor Corp.                  285,250
   7,400   +*Dionex Corp.                                369,075
   3,900    *Electro Scientific Industries,Inc.          149,419
   6,600    *Eletronics for Imaging, Inc.                109,519
  13,800   +*Encad, Inc.                                 382,950
   7,300    *Etec Systems, Inc.                          338,994
----------------------------------------------------------------
ELECTRONICS: (CONTINUED)
  10,500    *Kulicke & Soffa Industries, Inc.          $ 196,219
   4,900   +*Lattice Semiconductor Corp.                 232,750
   1,500     Linear Technology Corp.                      86,344
   6,500    *Microchip Technology, Inc.                  195,406
  11,500    *Microtouch Systems, Inc.                    182,563
   3,200    *Novellus Systems, Inc.                      103,500
  11,700    *P-Com, Inc.                                 204,750
     600    *Periphonics Corp.                             5,231
  16,400    *Photronic, Inc.                             399,750
   5,600   +*Sanmina Holdings, Inc.                      381,150
   8,100    *Sawtek, Inc.                                213,131
   6,700   +*SCI Systems, Inc.                           291,869
  14,000    *Smart Modular Technologies, Inc.            320,250
   8,100    *Speedfam International, Inc.                217,688
  19,900   +*Thermo Optek Corp.                          305,963
  10,600    *Tollgrade Communications, Inc.              250,425
   8,300    *Uniphase Corp.                              341,856
                                                      ----------
                                                       6,660,654
----------------------------------------------------------------
ENERGY: 0.6%
  10,500   +*CalEnergy, Inc.                             301,875
  14,100   +*Offshore Logistics, Inc.                    304,031
                                                      ----------
                                                         605,906
----------------------------------------------------------------
ENTERTAINMENT & LEISURE: 2.7%
  12,200    +Callaway Golf Co.                           348,462
  15,300    *Cannondale Corp.                            336,600
   3,800    *Carmike Cinemas, Inc. Cl. A                 109,012
  11,700    *Coach USA, Inc.                             391,950
   9,800    *GTECH Holdings Corp.                        312,987
   9,300    *Hollywood Entertainment Corp.                99,103
  18,200    *IMAX Corp.                                  395,850
   5,700     International Game Technology               143,925
   7,500    *Lin Television Corp.                        409,219
                                                      ----------
                                                       2,547,108
----------------------------------------------------------------
FINANCIAL SERVICES: 2.1%
  13,200   +*Americredit Corp.                           365,475

                                     MSF-41

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
DECEMBER 31, 1997

                                                                           VALUE
SHARES                               ISSUE                               (NOTE 1A)
------------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
------------------------------------------------------------------------------------
FINANCIAL SERVICES: (CONTINUED)

   13,300       * E Trade Group, Inc.                                    $   306,316
    5,600      +* FirstPlus Financial Group, Inc.                            214,550
   13,400       * Imperial Credit Industries, Inc.                           277,212
    8,533         Legg Mason, Inc.                                           477,315
    8,500       + Metris Cos., Inc.                                          295,375
                                                                         -----------
                                                                           1,936,243
------------------------------------------------------------------------------------
FOOD & BEVERAGES: 0.6%

    3,400       * Mondavi (Robert) Corp. Cl. A                               165,963
   11,800       * Smithfield Foods, Inc.                                     386,819
                                                                         -----------
                                                                             552,782
------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 0.1%

    1,375         Fort James Corp.                                            52,594
------------------------------------------------------------------------------------
HEALTHCARE SERVICES: 2.3%

    3,300       * Apria Healthcare Group                                      44,344
   11,615       +*Concentra Managed Care, Inc.                               391,280
    8,300       * Inhale Therapeutic Systems                                 214,762
   19,800       * NovaCare, Inc.                                             258,638
    6,900       * Novoste Corp.                                              154,388
   15,700       * Orthodontic Centers of America, Inc.                       261,013
    3,000       * Pediatric Services of America, Inc.                         56,063
    6,100       * Renal Treatment Centers, Inc.                              220,363
      800       * Sangstat Medical Corp.                                      32,450
    9,666       * Total Renal Care Holdings, Inc.                            265,815
   14,300       * Urologix, Inc.                                             260,081
                                                                         -----------
                                                                           2,159,197
------------------------------------------------------------------------------------
HOTEL & MOTEL: 1.0%

    3,300       * Extended Stay America, Inc.                                 41,044
   10,600         La Quinta Inns, Inc.                                       204,713
   10,525       * Promus Hotel Corp.                                         442,050
   13,400       +*Signature Resorts, Inc.                                    293,963
                                                                         -----------
                                                                             981,770
------------------------------------------------------------------------------------
HOUSEHOLD APPLIANCES & HOME FURNISHINGS: 0.7%

    8,600       * Chicago Miniature Lamp, Inc.                               291,862
    8,600       + Libbey, Inc.                                               325,725
                                                                          ----------
                                                                             617,587
------------------------------------------------------------------------------------

INSURANCE: 3.5%

   12,600         Amerin Corp.                                            $  355,950
    7,200       + CMAC Investment Corp.                                      434,700
    4,800         Executive Risk, Inc.                                       335,100
    9,700       +*FPA Medical Management, Inc.                               181,875
   18,200         HCC Insurance Holdings, Inc.                               386,750
    6,500         Protective Life Corp.                                      388,375
   10,200         Triad Guaranty, Inc.                                       299,625
   14,000       * UICI                                                       490,875
   15,300         Western National Corp.                                     453,263
                                                                         -----------
                                                                           3,326,513
------------------------------------------------------------------------------------
MACHINERY: 0.1%

    1,600         Lindsay Manufacturing Co.                                   69,400
------------------------------------------------------------------------------------
MEDICAL SUPPLY: 2.0%

   18,300       * Acuson Corp.                                               303,094
   14,800         ADAC Laboratories                                          290,450
   14,400       * Airgas, Inc.                                               201,600
    9,000       * Gulf South Medical Supply, Inc.                            336,937
    8,800       * Spine-Tech, Inc.                                           452,925
    7,200       * Theragenics Corp.                                          261,000
                                                                         -----------
                                                                           1,846,006
------------------------------------------------------------------------------------
METALS-GOLD: 0.0%

      500         Newmont Mining Corp.                                        14,688
------------------------------------------------------------------------------------
METALS-NON-FERROUS: 0.4%

   18,200       +*RMI Titanium Co.                                           364,000
------------------------------------------------------------------------------------
MISCELLANEOUS: 2.0%

   10,000       * Box Hill Systems Corp.                                     104,375
   10,950         Central Parking Corp.                                      496,172
   17,900       * Equity Corp. International                                 413,937
   14,600       * Learning Tree International, Inc.                          424,313
    7,800         Stewart Enterprises, Inc. Cl. A                            364,163
    3,100       * WMF Group Ltd.                                              39,331
                                                                         -----------
                                                                           1,842,291
------------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT: 2.5%

    8,200       +*Black Box Corp.                                            291,100
    7,100       +*CSG Systems International, Inc.                            285,331
    1,100       * Daisytek International Corp.                                38,500

                                    MSF-42

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
DECEMBER 31, 1997

SHARES                  ISSUE                                 VALUE
                                                            (NOTE 1A)
---------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
---------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT: (CONTINUED)
    9,000     *IDX Systems Corp.                           $  333,562
   18,800     *Micron Electronics, Inc.                       170,963
    8,000      Symbol Technologies, Inc.                      302,000
    7,000     *Tech Data Corp.                                273,000
   15,800    +*Transition Systems, Inc. Cl. A                 351,550
   14,800     +Viking Office Products, Inc.                   325,138
                                                            ---------
                                                            2,371,144
---------------------------------------------------------------------
OIL & GAS EXPLORATION: 2.0%
    4,000      Cross Timbers Oil Co.                           99,750
    7,300      Devon Energy Corp.                             281,050
    5,200    +*EVI, Inc.                                      269,100
    7,000    +*Falcon Drilling Co., Inc.                      245,437
    7,700      Noble Affiliates, Inc.                         271,425
   16,140    +*Swift Energy Co.                               339,949
      800     *United Meridian Corp.                           22,500
   19,100      Vintage Petroleum, Inc.                        362,900
                                                            ---------
                                                            1,892,111
---------------------------------------------------------------------
OIL-DOMESTIC: 0.0%
    3,600     *Benton Oil & Gas Co.                            46,575
---------------------------------------------------------------------
OIL-SERVICES: 1.4%
    4,100    +*BJ Services Co.                                294,944
   20,700     *Newpark Resources, Inc.                        362,250
    5,800    +*SEACOR Holdings, Inc.                          349,450
    3,600     *Smith International, Inc.                      220,950
    1,500     *Unova, Inc.                                     24,656
    1,500     *Western Atlas, Inc.                            111,000
                                                            ---------
                                                            1,363,250
---------------------------------------------------------------------
PLASTICS: 0.4%
    5,400    +*Sealed Air Corp.                               333,450
---------------------------------------------------------------------
POLLUTION CONTROL: 0.5%
   14,900     *Allied Waste Industries, Inc.                  347,822
    2,000     *Culligan Water Technologies, Inc.              100,500
                                                            ---------
                                                              448,322
---------------------------------------------------------------------
PRINTING & PUBLISHING: 0.0%
    1,000      Houghton Mifflin Co.                            38,375
---------------------------------------------------------------------
REAL ESTATE: 0.5%
    6,953      Apartment Investment & Management Co. Cl. A   $255,531
      700      Nationwide Health Properties, Inc.              17,850
    5,500      Rouse Co.                                      180,125
                                                            ---------
                                                              453,506
---------------------------------------------------------------------
RESTAURANT: 1.0%
    7,500      Applebee's International, Inc.                 135,234
      800    +*Boston Chicken, Inc.                             5,137
    7,300      CKE Restaurants, Inc.                          307,512
    7,600     *Landry's Seafood Restaurants, Inc.             183,350
    4,000    +*Lone Star Steakhouse & Saloon, Inc.             70,250
    8,800     *Outback Steakhouse                             254,650
                                                            ---------
                                                              956,133
---------------------------------------------------------------------
RETAIL GROCERY: 0.6%
    3,500      Quality Food Centers, Inc.                     234,500
   11,700      Richfood Holdings, Inc.                        330,525
                                                            ---------
                                                              565,025
---------------------------------------------------------------------
RETAIL TRADE: 7.2%
    3,000    +*AnnTaylor Stores Corp.                          40,125
   10,000    +*Bed Bath & Beyond, Inc.                        384,375
   11,200     *Borders Group, Inc.                            350,700
    4,300    +*CDW Computer Centers, Inc.                     224,137
    8,700    +*Central Garden & Pet Co.                       229,462
    7,800     *CompUSA, Inc.                                  241,800
    1,300     *Corporate Express, Inc.                         16,778
    1,000     *Costco Cos., Inc.                               44,594
   27,800     *Damark International, Inc. Cl. A               274,525
    8,500     *Dollar Tree Stores, Inc.                       353,281
   21,800     *Eagle Hardware & Garden, Inc.                  423,737
    9,500     *General Nutrition Cos., Inc.                   322,406
    9,100    +*Gymboree Corp.                                 249,681
   10,100     *Insight Enterprises, Inc.                      368,650
    6,200     *Jones Apparel Group, Inc.                      266,600
      500     *Kohls Corp.                                     34,063
    8,300      Lands' End, Inc.                               291,019
    7,600     *Men's Wearhouse, Inc.                          266,000

                                    MSF-43

METROPOLITAN SERIES FUND, INC

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
DECEMBER 31, 1997

SHARES                    ISSUE                                  VALUE
                                                               (NOTE 1A)
------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
------------------------------------------------------------------------
RETAIL TRADE: (CONTINUED)
    2,000       *Petco Animal Supplies, Inc.                $    48,500
   16,200       *Renters Choice, Inc.                           334,125
   14,400      +*Rexall Sundown, Inc.                           435,150
   10,300        Ross Stores, Inc.                              375,306
   12,300       *Stein Mart, Inc.                               328,256
    1,800        TJX Cos., Inc.                                  61,875
   16,000      +*West Marine, Inc.                              360,000
    6,100       *WetSeal, Inc. Cl. A                            180,331
    6,100      +*Williams Sonoma, Inc.                          255,438
                                                              ---------
                                                              6,760,914
------------------------------------------------------------------------
SHIPBUILDING: 0.4%
   14,000       *Avondale Industries, Inc.                      416,500
------------------------------------------------------------------------
SOFTWARE: 6.5%
    8,800      +*Advent Software, Inc.                          257,950
    6,900       *Arbor Software Corp.                           280,744
    3,440       *Ascend Communications, Inc.                     84,602
    6,200        Autodesk, Inc.                                 228,625
   14,900       *AXENT Technologies, Inc.                       255,162
    1,600       *BMC Software, Inc.                             104,900
   14,200       *Cadence Design Systems, Inc.                   347,900
    3,400       *Compuware Corp.                                108,906
    7,400       *Datastream Systems, Inc.                       227,550
    6,100      +*Documentum, Inc.                               256,962
    7,200       *Electronic Arts, Inc.                          272,475
    8,000       *Hyperion Software Corp.                        288,000
    8,900      +*Intuit, Inc.                                   367,681
    8,000      +*JDA Software Group, Inc.                       277,000
    8,600       *Keane, Inc.                                    349,375
   11,350       *National Instruments Corp.                     339,081
    1,800      +*Parametric Technology Corp.                     85,163
   15,600      +*Premiere Technologies, Inc.                    429,975
    7,300       *Remedy Corp.                                   153,756
    9,300       *Structural Dynamics Research Corp.             210,413
    8,500       *Synopsys, Inc.                                 303,344
    1,500       *Systemsoft Corp.                                 9,656
    8,800       *Transaction Systems Architects, Inc. Cl. A     333,850
    5,250      +*VERITAS Software Co.                           267,094
    6,500       *Visio Corp.                                    250,656
                                                              ---------
                                                              6,090,820
-------------------------------------------------------------------------
TECHNOLOGY: 0.0%
    2,086     .+*Thermo Vision Corp.                              16,949
-------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT & SERVICES: 4.9%
    2,000      +*ADC Telecommunications, Inc.                     83,625
   15,300       *Aspect Telecommunications Corp.                 321,300
    5,000       *Avant Corp.                                      84,062
   15,300      +*Coherent Communications Systems Corp.           431,269
    3,700       *CommNet Cellular, Inc.                          132,044
    9,300      +*Comverse Technology, Inc.                       361,537
   10,400      +*Davox Corp.                                     337,350
    6,200       *Dialogic Corp.                                  270,087
   18,600       *Digital Microwave Corp.                         270,862
    8,900       *Harmonic Lightwaves, Inc.                        97,344
    5,400        Inter-Tel, Inc.                                 105,638
   11,500      +*Level One Communications, Inc.                  324,156
    9,500       *MRV Communications, Inc.                        226,219
    5,900        National Data Corp.                             213,138
    7,300       *Networks Associates, Inc.                       385,303
    4,800       *Pacific Gateway Exchange, Inc.                  258,300
   20,500       *Paging Network, Inc.                            221,016
   16,000       *Pairgain Technologies, Inc.                     310,500
   13,200       *Proxim, Inc.                                    149,738
    4,200       *Sitel Corp.                                      38,325
                                                               ---------
                                                               4,621,813
-------------------------------------------------------------------------
TEXTILES & APPAREL: 1.4%
   10,500       *Nautica Enterprises, Inc.                       246,750
   11,200      +*North Face, Inc.                                246,750
    8,400        St. John Knits, Inc.                            336,000
   20,350       +Wolverine World Wide, Inc.                      460,419
                                                               ---------
                                                               1,289,919
-------------------------------------------------------------------------

                                    MSF-44

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
DECEMBER 31, 1997

SHARES                                          ISSUE                                          VALUE
                                                                                             (NOTE 1A)
--------------------------------------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 0.3%
    12,000                             *  Heartland Express, Inc.                                  $   327,750
--------------------------------------------------------------------------------------------------------------
TRANSPORTATION-AIRLINES: 0.6%
    15,600                                Comair Holdings, Inc.                                        378,300
     6,600                             *  Eagle USA Airfreight, Inc.                                   188,925
                                                                                                     ---------
                                                                                                       567,225
--------------------------------------------------------------------------------------------------------------
TRANSPORTATION-RAILROAD: 0.5%
    13,600                             *  Swift Transportation Co., Inc.                               442,850
     2,200                            +*  Wisconsin Central Transportation Corp.                        51,563
                                                                                                     ---------
                                                                                                       494,413
--------------------------------------------------------------------------------------------------------------
TRANSPORTATION-TRUCKING: 0.4%
     8,900                                 Expeditors International of Washington, Inc.                346,544
--------------------------------------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 1.1%
     3,600                                ACC Corp.                                                    182,250
    13,761                             *  LCI International, Inc.                                      423,150
    10,300                             *  Omnipoint Corp.                                              240,119
     9,400                            +*  Tel-Save Holdings, Inc.                                      186,239
                                                                                                     ---------
                                                                                                     1,031,758
--------------------------------------------------------------------------------------------------------------
                                          TOTAL COMMON STOCK
                                          (Cost: $86,934,347)                                       91,984,119
                                                                                                    ----------
--------------------------------------------------------------------------------------------------------------

 FACE                      ISSUE                   INTEREST           MATURITY                 VALUE
AMOUNT                                               RATE               DATE                 (NOTE 1A)
--------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 3.8%
--------------------------------------------------------------------------------------------------------------
$     665,000            Associates Financial
                         Services Co.               5.580%            2/05/98                  $  661,392

    1,000,000            Bell Atlantic Financial
                         Services                   5.850%            1/27/98                     995,775

      413,000            Federal Farm Credit Bank   5.640%            2/12/98                     410,282

    1,519,000            Federal Home Loan
                         Mortgage Assoc..           4.750%            1/02/98                   1,518,800
                                                                                          ---------------

                         TOTAL SHORT TERM OBLIGATIONS
                         (Cost: $3,586,249)............................................         3,586,249
                                                                                          ---------------
---------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS: 101.6%
                         (Cost: $90,520,596)............................................       95,570,368
                         OTHER ASSETS LESS LIABILITIES: (1.6)%..........................       (1,550,362)
                                                                                           --------------
                         NET ASSETS: 100.0%.............................................      $94,020,006
                                                                                           ==============
---------------------------------------------------------------------------------------------------------

LEGEND:
---------------------------
 *Non-income producing security.
 +Securities on loan.
 .Restricted security

  ADR (American depository receipt) represents ownership of foreign securities.

SECURITIES LENDING: (Note 7)
----------------------------
As of December 31, 1997, the market value of securities loaned was $11,383,409 with collateral backing valued at $11,584,484.

RESTRICTED SECURITIES: (Note 2)
-------------------------------

                                                                                          Valuation as of
                                           Acquisition                Acquisition           December 31,
           Issue                               Date                       Cost                 1997
           -----                               ----                       ----                 ----
Thermo Vision Corp.........                  12/16/97                  $  16,964             $  16,949

The aggregate value of restricted securities at December 31, 1997 was $16,949 or .02% of the T. Rowe Price Small Cap Growth Portfolio's net assets.

                      See Notes to Financial Statements.

                                    MSF-45

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO
DECEMBER 31,1997

                                                                              VALUE
SHARES                       ISSUE                                          (NOTE 1A)
-------------------------------------------------------------------------------------
COMMON STOCK: 71.7%
-------------------------------------------------------------------------------------
ARGENTINA: 0.9%
 15,700         YPF SA ADR                                                 $  536,744
                                                                           ----------
                  TOTAL INVESTMENTS IN ARGENTINA                              536,744
-------------------------------------------------------------------------------------
AUSTRALIA: 2.1%
 25,200         Broken Hill Proprietary Co.                                   234,043
270,200         Fosters Brewing Group Ltd.                                    514,220
 74,300         Woodside Petroleum Ltd.                                       523,959
                                                                           ----------
                  TOTAL INVESTMENTS IN AUSTRALIA                            1,272,222
-------------------------------------------------------------------------------------
AUSTRIA: 0.4%
  5,800         Flughafen Wien AG                                             230,503
                                                                           ----------
                  TOTAL INVESTMENTS IN AUSTRIA                                230,503
-------------------------------------------------------------------------------------
BERMUDA: 0.6%
  3,900        +EXEL Ltd.                                                     247,163
  1,600         Mid Ocean Ltd.                                                 86,800
                                                                           ----------
                  TOTAL INVESTMENTS IN BERMUDA                                333,963
-------------------------------------------------------------------------------------
BRAZIL: 0.4%
 18,200        +Aracruz Celulose SA ADR                                       261,625
                                                                            ---------
                  TOTAL INVESTMENTS IN BRAZIL                                 261,625
-------------------------------------------------------------------------------------
CANADA: 3.0%
  8,800         BCE, Inc.                                                     293,426
 15,100         Canadian National Railway Co.                                 711,123
 18,900         Canadian Pacific Ltd.                                         509,184
 17,300         The Molson Cos., Ltd. Cl. A ADR                               308,702
                                                                           ----------
                  TOTAL INVESTMENTS IN CANADA                               1,822,435
-------------------------------------------------------------------------------------
FRANCE: 4.2%
 18,075         Assurance Generale de France                                  957,733
  9,089         AXA SA                                                        703,289
  9,104         Michelin Cl. B                                                458,339
  7,921         Schneider SA                                                  430,104
                                                                           ----------
                  TOTAL INVESTMENTS IN FRANCE                               2,549,465
-------------------------------------------------------------------------------------
GERMANY: 11.9%
  2,320         Allianz Holdings AG                                           600,973
 26,205         BASF AG                                                       928,635
 15,662         Bayer AG                                                      585,056
 11,777         Bayerische Vereinsbank AG                                     770,534
 15,259         Commerzbank AG                                                600,538
 19,000         Deutsche Telekom                                              357,514
  2,394         Heidelberger Druckmaschinen AG                                131,747
 18,754         Hoechst AG                                                    656,773
  2,408         Muenchener Rueckversicherungs AG                              907,543
 15,345         VEBA AG                                                     1,044,922
  1,219         Viag AG                                                       656,611
                                                                           ----------
                  TOTAL INVESTMENTS IN GERMANY                              7,240,846
-------------------------------------------------------------------------------------
GHANA: 0.1%
  9,886         Ashanti Goldfields Ltd. GDR                                    74,145
                                                                           ----------
                  TOTAL INVESTMENTS IN GHANA                                   74,145
-------------------------------------------------------------------------------------
HONG KONG: 1.5%
 25,000         Cheung Kong Holdings                                          163,731
 34,000         Citic Pacific Ltd.                                            135,140
 68,000         Hutchison Whampoa Ltd.                                        426,481
 47,000         New World Development Co., Ltd.                               162,550
                                                                           ----------
                  TOTAL INVESTMENTS IN HONG KONG                              887,902
-------------------------------------------------------------------------------------
ITALY: 0.8%
247,300         Instituto Nazionale Delle Assicurazioni SPA                   501,170
                                                                           ----------
                  TOTAL INVESTMENTS IN ITALY                                  501,170
-------------------------------------------------------------------------------------
JAPAN: 3.9%
 20,000         Canon, Inc.                                                   465,651
 26,000         Dai Tokyo Fire & Marine Insurance Co., Ltd.                    89,209
 84,000         Daiwa Securities Co., Ltd.                                    289,500
 40,000        *Minebea Co., Ltd.                                             428,889
  2,200         Nichiei Co., Ltd.                                             234,204
 45,000         Nomura Securities Co., Ltd.                                   599,678
    600         Shohkoh Fund & Co., Ltd.                                      182,890
 28,000         Sumitomo Metal Mining Co., Ltd.                                92,211
                                                                           ----------
                  TOTAL INVESTMENTS IN JAPAN                                2,382,232
-------------------------------------------------------------------------------------
NETHERLANDS: 1.8%
  5,200         AEGON Insurance Group NV                                      462,900
  9,265         ING Groep NV                                                  390,221
  4,400         Philips Electronics NV                                        263,872
                                                                           ----------
                  TOTAL INVESTMENTS IN NETHERLANDS                          1,116,993
-------------------------------------------------------------------------------------

                                    MSF-46

METROPOLITAN SERIES FUND, INC.
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO
DECEMBER 31, 1997

                                                                                        VALUE
SHARES                  ISSUE                                                         (NOTE 1A)
---------------------------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
---------------------------------------------------------------------------------------------------
SOUTH AFRICA: 0.6%
  9,100         Anglo American Platinum Corp., Ltd. ADR                            $   121,549
 23,287         Sasol Ltd.                                                             244,043
                                                                                    ----------
                    TOTAL INVESTMENTS IN SOUTH AFRICA                                  365,592
----------------------------------------------------------------------------------------------
SOUTH KOREA: 0.1%
  2,080         Samsung Display Devices                                                 39,268
  1,230       * Samsung Electronics Co., Ltd.                                           27,865
                                                                                    ----------
                    TOTAL INVESTMENTS IN SOUTH KOREA                                    67,133
----------------------------------------------------------------------------------------------
SWEDEN: 2.6%
 35,282         Astra AB Cl. A                                                         611,000
 10,200         Autoliv, Inc.                                                          334,050
 13,512         Skandia Foersaekrings AB                                               637,318
                                                                                    ----------
                    TOTAL INVESTMENTS IN SWEDEN                                      1,582,368
----------------------------------------------------------------------------------------------
SWITZERLAND: 7.4%
  1,997       * Ciba Specialty Chemicals AG                                            237,803
    682         Clariant AG                                                            569,422
  5,967         Credit Suisse Group                                                    922,900
    627         Holderbank Financiere Glarus AG                                        511,486
    411         Nestle SA                                                              615,712
    562         Novartis AG                                                            911,538
     23         Schindler Holdings AG                                                   23,957
    369         Swiss Reinsurance AG                                                   689,918
                                                                                    ----------
                    TOTAL INVESTMENTS IN SWITZERLAND                                 4,482,736
----------------------------------------------------------------------------------------------
UNITED KINGDOM: 10.0%
 44,737         BOC Group PLC                                                          735,540
 85,000         British Telecommunications PLC                                         669,763
 76,400         Carlton Communications PLC                                             589,789
132,300         General Electric Co. PLC                                               857,259
122,700         National Grid Group PLC                                                582,435
  8,000       * Norwich Union PLC                                                       47,961
 13,600         Reuters Holdings PLC                                                   148,548
 18,200         Rio Tinto-Zinc Corp. PLC                                               224,351
113,100         Shell Transport & Trading Co. PLC                                      793,224
 35,956         SmithKline Beecham PLC                                                 370,587
120,700         Unilever PLC                                                         1,038,234
                                                                                    ----------
                    TOTAL INVESTMENTS IN UNITED KINGDOM                              6,057,691
----------------------------------------------------------------------------------------------
UNITED STATES: 19.4%
 19,700       * Advanced Micro Devices, Inc.                                       $   353,369
  5,800         Anheuser-Busch Co., Inc.                                               255,200
    900       * Biogen, Inc.                                                            32,738
 11,900         Boeing Co.                                                             582,356
  6,300      +* Boston Scientific Corp.                                                289,013
  4,300         Charles Schwab Corp.                                                   180,331
  4,500       * Chiron Corp.                                                            76,500
 29,100         CINergy Corp.                                                        1,114,894
  1,800       * Cisco Systems, Inc.                                                    100,350
  6,400         Duke Energy Corp.                                                      354,400
 20,400         Electronic Data Systems Corp.                                          896,325
 14,900         Enron Corp.                                                            619,281
  9,000       + Entergy Corp.                                                          269,438
 16,200         First Data Corp.                                                       473,850
  2,700         Guidant Corp.                                                          168,075
 11,500         International Business Machines Corp.                                1,202,469
  7,700         MBIA, Inc.                                                             514,456
  5,900         Newmont Mining Corp.                                                   173,313
 11,600       * Parametric Technology Corp.                                            549,550
 16,200       + Praxair, Inc.                                                          729,000
 13,600       * Sabre Group Holdings, Inc. Cl. A                                       392,700
  3,100      +* Sterling Commerce, Inc.                                                119,156
 11,900      +* Stillwater Mining Co.                                                  199,325
  9,100      +* Tele-Communications International, Inc. Cl. A                          163,800
  2,800       * Tele-Comm TCI Group Cl. A                                               78,225
  8,400       * Toys 'R Us, Inc.                                                       264,075
  8,500         UNUM Corp.                                                             462,188
 10,800      +* USAirways Group, Inc.                                                  675,000
 18,200       + Williams Cos., Inc.                                                    516,426
                                                                                    ----------
                    TOTAL INVESTMENTS IN UNITED STATES                              11,805,803
----------------------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Cost: $42,145,283 )............................................43,571,568

                                    MSF-47

METROPOLITAN SERIES FUND, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO
DECEMBER 31, 1997

                                                                                                VALUE
SHARES                              ISSUE                                                     (NOTE 1A)
-------------------------------------------------------------------------------------------------------
PREFERRED STOCK: 4.4%
-------------------------------------------------------------------------------------------------------
BRAZIL: 1.7%
550,000                    Companhia Cervejaria Brahma ADR                                 $    369,607
 24,000                    Companhia Vale do Rio Doce ADR                                       482,786
 28,600                    Usinas Siderurgicas de Minas Gerais S/A ADR                          169,135
                                                                                           ------------
                              TOTAL INVESTMENTS IN BRAZIL                                     1,021,528
-------------------------------------------------------------------------------------------------------
GERMANY: 2.7%
 22,500                    RWE AG                                                               950,554
 2,100                     SAP AG                                                               686,984
                                                                                           ------------
                              TOTAL INVESTMENTS IN GERMANY                                    1,637,538
-------------------------------------------------------------------------------------------------------
                              TOTAL PREFERRED STOCK
                              (Cost: $2,508,933).........................................     2,659,066
                                                                                           ------------
-------------------------------------------------------------------------------------------------------

                  FACE                                    INTEREST       MATURITY               VALUE
                 AMOUNT                ISSUE                RATE           DATE               (NOTE 1A)
-------------------------------------------------------------------------------------------------------
FEDERAL TREASURY OBLIGATIONS: 13.3%
-------------------------------------------------------------------------------------------------------
              + $5,895,000     U.S. Treasury Bond            6.375%       8/15/27          $  6,217,398


              +  7,600,000     U.S. Treasury Bond
                               Strip                         0.000%       8/15/21             1,834,184

                               TOTAL FEDERAL TREASURY OBLIGATIONS
                               (Cost: $7,798,583)........................................     8,051,582
                                                                                           ------------
-------------------------------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 3.1%
-------------------------------------------------------------------------------------------------------
United
Kingdom            994,000     UK Treasury                   8.500%       7/16/07             1,873,970

                               TOTAL FOREIGN OBLIGATIONS
                               (Cost: $1,760,713)........................................     1,873,970
                                                                                           ------------
-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 3.1%
-------------------------------------------------------------------------------------------------------
                $1,879,000     State Street Bank
                               Repurchase Agreement
                               (U.S. Treasury Note
                               collateralized, dated
                               12/31/97 due 1/2/98 @
                               12.375% with a market
                               value of $1,897,979)          5.000%       1/02/98          $  1,879,000
                                                                                           ------------
                               TOTAL REPURCHASE AGREEMENTS
                               (Cost: $1,879,000)........................................     1,879,000
                                                                                           ------------
-------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 6.6%
-------------------------------------------------------------------------------------------------------
   4,000,000                   Federal Home Loan
                               Mortgage Assn.                4.750%       1/02/98             3,999,472

                               TOTAL SHORT TERM OBLIGATIONS
                               (Cost: $3,999,472)........................................     3,999,472
                                                                                           ------------
-------------------------------------------------------------------------------------------------------
                               TOTAL INVESTMENTS: 102.2%
                               (Cost: $60,091,984).......................................    62,034,658
                               OTHER ASSETS LESS LIABILITIES: (2.2%).....................    (1,322,516)
                                                                                           ------------
                               TOTAL NET ASSETS: 100.0%..................................   $60,712,142
                                                                                           ============
-------------------------------------------------------------------------------------------------------

LEGEND:
------
* Non-income producing security.

+ Securities on loan.
  ADR (American depository receipt) represents ownership of foreign securities.

SECURITIES LENDING: (Note 7)
----------------------------
As of December 31, 1997, the market value of securities loaned was $5,654,717 with collateral backing valued at $5,745,499.

                      See Notes to Financial Statements.

                                    MSF-48

METROPOLITAN SERIES FUND, INC.

INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO
AS A PERCENTAGE OF TOTAL VALUE OF INVESTMENTS

Aerospace....................................   0.9%
Automotive...................................   0.5
Banking......................................   4.1
Biotechnology................................   0.2
Broadcasting.................................   1.1
Business Services............................   0.8
Chemicals....................................   6.9
Construction Materials.......................   0.8
Consumer Products............................   1.7
Consumer Services............................   0.4
Drugs & Health Care..........................   3.1
Electrical Equipment.........................   1.8
Electronics..................................   1.4
Federal Agency Obligations...................   6.5
Federal Treasury Obligations.................  13.0
Financial Services...........................   5.1
Food & Beverages.............................   3.3
Forest Products & Paper......................   0.4
Government...................................   3.0
Insurance....................................  11.8
Machinery....................................   0.9
Medical Supply...............................   1.8
Metals-Gold..................................   0.4
Metals-Non-Ferrous...........................   0.3
Metals-Steel & Iron..........................   1.8
Mining.......................................   0.7
Multi-Industry...............................   2.8
Office & Business Equipment..................   2.9
Oil-International............................   3.7
Oil-Services.................................   0.8
Printing & Publishing........................   0.2
Real Estate..................................   0.5
Retail Trade.................................   0.4
Software.....................................   3.6
Telecommunications Equipment & Services......   0.8
Tires & Rubber...............................   0.7
Transportation-Airlines......................   1.7
Transportation-Railroad......................   1.2
Utilities-Electric...........................   5.4
Utilities-Gas Distribution & Pipelines.......   1.0
Utilities-Telephone..........................   1.6
                                              -----
                                              100.0%
                                              =====

See Notes to Financial Statements.

                                     MSF-49

METROPOLITAN SERIES FUND, INC.
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                                                                                     STATE STREET
                                                                       STATE STREET    STATE STREET    RESEARCH    STATE STREET
                                                                         RESEARCH        RESEARCH       MONEY        RESEARCH
                                                                          GROWTH         INCOME         MARKET     DIVERSIFIED
                                                                         PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO
                                                                       ------------    -----------    -----------  ------------
Assets:      Investments, at value (Note 1A) (1)...................  2,372,392,230    $406,221,101   $39,108,709    $1,980,003,912
             Cash..................................................          2,138         226,496         1,268             4,426
             Foreign currencies held at value (2)..................             --              --            --                --
             Receivable for investment securities sold.............     15,150,058              --            --         7,179,040
             Receivable for fund shares sold.......................      1,627,249              --       263,439           991,186
             Receivable for dividends and interest.................      3,398,499       5,370,184       122,536        12,632,499
             Unrealized appreciation on forward contacts (Note 8)..             --       1,048,862            --         2,182,853
             Collateral for securities loaned (Note 7).............    145,698,568      31,731,201            --       118,838,443
             Other assets..........................................            121              55            16               124
                                                                     -------------     -----------    ----------     -------------
                                 TOTAL ASSETS......................  2,538,268,863     444,597,899    39,495,968     2,121,832,483
                                                                     -------------     -----------    ----------     -------------

LIABILITIES: Payable for investment securities purchased...........     42,345,146              --            --        19,775,414
             Payable for capital stock repurchased.................         53,024         482,878            --            29,613
             Return of collateral for securities loaned (Note 7)...    145,698,568      31,731,201            --       118,838,443
             Accrued investment management fee (Note 3)............        947,947         114,766         8,384           727,140
             Accrued and other liabilities.........................        162,595          78,423         7,745           230,159
                                                                   ---------------   -------------  ------------   ---------------
                                 TOTAL LIABILITIES.................    189,207,280      32,407,268        16,129       139,600,769
                                                                   ---------------   -------------  ------------   ---------------
NET ASSETS:                                                         $2,349,061,583    $412,190,631   $39,479,839    $1,982,231,714
                                                                   ===============   =============  ============   ===============

COMPOSITION
OF NET       Paid-in-capital.......................................  1,927,904,288     405,082,154    39,490,478     1,769,131,400
ASSETS:      Undistributed/(overdistributed) net investment income/
             (loss)................................................       (266,642)      1,182,387       (13,004)       (4,689,336)
             Net unrealized appreciation/(depreciation)............    355,872,622       7,694,955            --       179,266,518
             Accumulated net realized gain/(loss)..................     65,551,315      (1,768,865)         2,365        38,523,132
                                                                    --------------    ------------   -----------    --------------
                                 NET ASSETS........................ $2,349,061,583    $412,190,631   $39,479,839    $1,982,231,714
                                                                   ===============   =============  ============   ===============
                                 SHARES OUTSTANDING................     73,600,071      32,555,011     3,803,743       116,712,757
                                                                   ===============   =============  ============   ===============
                                 NET ASSET VALUE PER SHARE.........         $31.92          $12.66        $10.38            $16.98
                                                                   ===============   =============  ============   ===============
             ---------------------------------------------------------------------------------------------------------------------

             Notes:
             (1) Investments, at cost.............................. $2,016,519,608    $399,551,866   $39,108,709    $1,802,872,213
             (2) Cost of foreign currency..........................             --              --            --                --

              See Notes to Financial Statements


                                    MSF-50

  STATE STREET                        STATE STREET        LOOMIS
    RESEARCH          METLIFE            RESEARCH         SAYLES                       T. ROWE PRICE       SCUDDER
   AGGRESSIVE          STOCK          INTERNATIONAL     HIGH YIELD         JANUS         SMALL CAP          GLOBAL
     GROWTH            INDEX              STOCK            BOND           MID CAP          GROWTH           EQUITY
   PORTFOLIO          PORTFOLIO         PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
--------------     --------------     ------------     -----------     ------------    -------------     -----------
$1,382,032,870     $2,016,263,121     $263,317,412     $27,748,520     $109,142,625     $ 95,570,368     $62,034,658
           874             27,142        2,119,921             754           82,019              933             297
            --                 --          448,924              --              115               --           1,277
     5,883,607          4,811,407               --              --           46,012          239,044          60,669
     4,355,548          2,124,004          951,886         116,488               --                9              --
       546,342          2,739,219          491,737         468,883           15,844            8,255         243,382
            --                 --               --              --               --               --              --
   120,801,619        149,054,407        4,800,353         764,110       12,396,894       11,584,484       5,745,499
            73                 51          348,230              --            4,979               --          34,344
--------------     --------------     ------------     -----------     ------------    -------------     -----------
 1,513,620,933      2,175,019,351      272,478,463      29,098,755      121,688,488      107,403,093      68,120,126
--------------     --------------     ------------     -----------     ------------    -------------     -----------

            --          4,987,078          270,803         510,498        5,200,052          400,793         297,369
           902                381               --              --          124,692        1,343,477       1,313,785
   120,801,619        149,054,407        4,800,353         764,110       12,396,894       11,584,484       5,745,499
       814,133            418,735          176,539          15,613           59,014           39,741          34,731
        48,667             78,714          141,959           4,868           56,195           14,592          16,600
--------------     --------------     ------------     -----------     ------------    -------------     -----------
   121,665,321        154,539,315        5,389,654       1,295,089       17,836,847       13,383,087       7,407,984
--------------     --------------     ------------     -----------     ------------    -------------     -----------
$1,391,955,612     $2,020,480,036     $267,088,809     $27,803,666     $103,851,641     $ 94,020,006     $60,712,142
==============     ==============     ============     ===========     ============    =============     ===========

 1,182,485,095      1,341,146,832      279,304,895      28,873,521       93,962,960       89,404,013      58,891,468

    (2,215,320)          (222,216)       2,309,120            (672)         (31,445)          (7,343)         (3,455)
   196,900,177        680,466,140       (4,246,703)     (1,078,040)      10,847,186        5,049,772       1,942,819
    14,785,660           (910,720)     (10,278,503)          8,857         (927,060)        (426,436)       (118,690)
--------------     --------------     ------------     -----------     ------------    -------------     -----------
$1,391,955,612     $2,020,480,036     $267,088,809     $27,803,666     $103,851,641     $ 94,020,006     $60,712,142
==============     ==============     ============     ===========     ============    =============     ===========
    50,412,220         70,203,936       22,885,826       2,741,057        8,132,247        7,915,609       5,595,122
==============     ==============     ============     ===========     ============    =============     ===========
        $27.61             $28.78           $11.67          $10.14           $12.77           $11.88          $10.85
==============     ==============     ============     ===========     ============    =============     ===========

--------------------------------------------------------------------------------------------------------------------

$1,185,132,693     $1,335,796,981     $267,549,270     $28,826,155      $98,258,908      $90,520,596     $60,091,984
            --                 --          464,921              --              118               --           1,277

                                     MSF-51

METROPOLITAN SERIES FUND, INC.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                       STATE STREET
                                                                        STATE STREET    STATE STREET     RESEARCH      STATE STREET
                                                                          RESEARCH        RESEARCH        MONEY          RESEARCH
                                                                           GROWTH          INCOME         MARKET        DIVERSIFIED
                                                                          PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                                      --------------   -------------   ------------   -------------
INVESTMENT        Interest (Note 1B).................................   $  8,870,022     $26,950,246     $2,346,096    $ 53,238,753
INCOME:           Dividends (Note 1B)................................     27,400,301              --             --      13,797,879
                                                                      --------------   -------------   ------------   -------------
                     Total investment income, net of
                        withholding taxes (1)........................     36,270,323      26,950,246      2,346,096      67,036,632
                                                                      --------------   -------------   ------------   -------------

EXPENSES:         Investment management fee (Note 3A)................      7,305,001       1,102,819        105,515       5,811,475
                  Printing and distribution fees.....................        927,068         186,469         20,807         675,907
                  Custodian and transfer agent fees..................        299,244         146,035         41,547         347,729
                  Directors fees.....................................         12,097          12,793         12,097          12,097
                  Other operating expenses...........................        107,866          43,436         25,415          89,478
                                                                      --------------   -------------   ------------   -------------
                      Total expenses before reimbursement............      8,651,276       1,491,552        205,381       6,936,686
                                                                      --------------   -------------   ------------   -------------
                      Less:  expense reimbursement...................             --              --             --              --
                                                                      --------------   -------------   ------------   -------------
                      Net expenses...................................      8,651,276       1,491,552        205,381       6,936,686
                                                                      --------------   -------------   ------------   -------------

                      NET INVESTMENT INCOME/(LOSS)...................     27,619,047      25,458,694      2,140,715      60,099,946
                                                                      --------------   -------------   ------------   -------------

NET REALIZED      Investments........................................    346,762,521       2,318,758            561     215,044,518
GAIN/(LOSS) ON:   Foreign currency transactions (Note 8).............        (44,837)        722,568             --       1,625,104
                                                                      --------------   -------------   ------------   -------------

                      NET REALIZED GAIN/(LOSS).......................    346,717,684       3,041,326            561     216,669,622
                                                                      --------------   -------------   ------------   -------------

NET UNREALIZED    Beginning of period investments and foreign
 APPRECIATION/      currency holdings (Notes 8, 10)..................    243,748,890        (417,499)            --     139,692,509

(DEPRECIATION):   End of period investments and foreign currency
                    holdings (Notes 8, 10)...........................    355,872,622       7,694,955             --     179,266,518
                                                                      --------------   -------------   ------------   -------------

                      NET UNREALIZED APPRECIATION/(DEPRECIATION).....    112,123,732       8,112,454             --      39,574,009
                                                                      --------------   -------------   ------------   -------------
                      NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
                        FROM OPERATIONS..............................   $486,460,463     $36,612,474     $2,141,276    $316,343,577
                                                                      ==============   =============   ============   =============

                  -----------------------------------------------------------------------------------------------------------------
                  Notes:
                  (1) Withholding taxes..............................       $593,357              --             --        $340,945
                  (2) For the Period March 3, 1997 through December
                        31, 1997.

                  See Notes to Financial Statements.


                                     MSF-52

               STATE STREET                                STATE STREET             LOOMIS
                RESEARCH                METLIFE              RESEARCH               SAYLES
               AGGRESSIVE                STOCK             INTERNATIONAL           HIGH YIELD                 JANUS
                 GROWTH                  INDEX                 STOCK                  BOND                   MID CAP
                PORTFOLIO              PORTFOLIO             PORTFOLIO              PORTFOLIO /2/           PORTFOLIO /2/
           ----------------        ---------------     -------------------    ----------------------   ---------------------
               $  4,233,420            $    404,313          $    222,761           $   975,310          $   243,270
                  5,423,522              27,824,265             5,171,868                51,662              130,894
            ---------------       -----------------       ---------------        --------------        -------------
                  9,656,942              28,228,578             5,394,629             1,026,972              374,164
            ---------------       -----------------       ---------------        --------------        -------------

                  9,931,653               3,961,131             2,258,438                84,589              263,954
                    676,855                 785,914               148,160                 4,795               13,252
                    246,379                 270,763               625,649                54,199               82,185
                     12,097                  12,097                12,097                10,081               10,081
                    106,255                  97,895                41,165                21,955               22,214
            ---------------       -----------------       ---------------        --------------        -------------
                 10,973,239               5,127,800             3,085,509               175,619              391,686
            ---------------       -----------------       ---------------        --------------        -------------
                         --                      --                    --                67,120               57,892
            ---------------       -----------------       ---------------        --------------        -------------
                 10,973,239               5,127,800             3,085,509               108,499              333,794
            ---------------       -----------------       ---------------        --------------        -------------

                 (1,316,297)             23,100,778             2,309,120               918,473               40,370
            ---------------       -----------------       ---------------        --------------        -------------

                 30,729,705              17,206,045            26,192,152               326,594             (653,942)
                         --                      11           (18,336,495)                 (658)              61,966
            ---------------       -----------------       ---------------        --------------        -------------
                 30,729,705              17,206,056             7,855,657               325,936             (591,976)
            ---------------       -----------------       ---------------        --------------        -------------


                136,862,235             303,651,601            11,038,872                    --                   --

                196,900,177             680,466,140            (4,246,703)           (1,078,040)          10,847,186
            ---------------       -----------------       ---------------        --------------        -------------
                 60,037,942             376,814,539           (15,285,575)           (1,078,040)          10,847,186
            ---------------       -----------------       ---------------        --------------        -------------

               $ 89,451,350            $417,121,373          $ (5,120,798)          $   166,369          $10,295,580
            ===============       =================       ===============        ==============        =============

--------------------------------------------------------------------------------------------------------------------------------

               $     12,233            $    160,288          $    743,374           $       288          $     4,537

      T. ROWE PRICE                 SCUDDER
        SMALL CAP                   GLOBAL
          GROWTH                    EQUITY
        PORTFOLIO /2/             PORTFOLIO /2/
      --------------             ------------
       $  171,116                  $  434,388
           86,518                     389,780
    -------------               -------------
          257,634                     824,168
    -------------               -------------

          187,380                     201,758
           12,988                      12,992
           95,715                     136,147
           10,081                      10,081
           22,207                      24,527
    -------------               -------------
          328,371                     385,505
    -------------               -------------
           73,549                     120,837
    -------------               -------------
          254,822                     264,668
    -------------               -------------

            2,812                     559,500
    -------------               -------------

         (426,436)                     93,717
               --                    (131,480)
    -------------               -------------
         (426,436)                    (37,763)
    -------------               -------------


               --                          --

        5,049,772                   1,942,819
    -------------               -------------
        5,049,772                   1,942,819
    -------------               -------------

      $4,626,148                   $2,464,556
    ============                =============

----------------------------------------------------------

            $139                      $42,288

                                    MSF-53

METROPOLITAN SERIES FUND, INC.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                STATE STREET                               STATE STREET
                                                               RESEARCH GROWTH                           RESEARCH INCOME
                                                                 PORTFOLIO                                 PORTFOLIO
                                                  --------------------------------------     --------------------------------------
INCREASE/(DECREASE) IN NET ASSETS FROM:              FOR THE YEAR         FOR THE YEAR          FOR THE YEAR         FOR THE YEAR
                                                         ENDED                ENDED                 ENDED                ENDED
                                                     DECEMBER 31,         DECEMBER 31,          DECEMBER 31,         DECEMBER 31,
                                                         1997                 1996                  1997                 1996
                                                  -----------------     ----------------     -----------------     ----------------
OPERATIONS:      Net investment income/(loss)..........    $    27,619,047    $    17,239,321    $   25,458,694    $   24,051,031
                 Net realized gain/(loss) from
                   investment and foreign currency
                   transactions...........................     346,717,684        236,501,143         3,041,326         4,419,955
                 Unrealized appreciation/(depreciation) of
                   investments and foreign currency
                   holdings...............................     112,123,732         15,205,595         8,112,454       (14,942,561)
                                                           ---------------    ----------------   --------------    --------------
                 Net increase/(decrease) in net assets
                   resulting from operations..............     486,460,463        268,946,059        36,612,474        13,528,425
                                                           ---------------    ----------------   --------------    --------------


DISTRIBUTIONS    Net investment income....................     (27,776,294)       (17,239,740)      (26,501,290)      (23,474,190)
TO               Net realized gain from investment
SHAREHOLDERS:      transactions...........................    (386,087,667)      (134,047,463)       (1,217,790)         (697,717)
                                                           ---------------    ----------------   --------------    --------------
                 Total Distributions (Note 4).............    (413,863,961)      (151,287,203)      (27,719,080)      (24,171,907)
                                                           ---------------    ----------------   --------------    --------------

CAPITAL SHARE    Net proceeds from sale of shares.........     281,613,597        246,392,853        25,921,259        46,724,830
TRANSACTIONS:    Net asset value of shares issued to
                   shareholders in reinvestment of
                   distributions..........................     413,863,961        151,287,203        27,719,080        24,171,907
                 Shares redeemed..........................     (16,740,952)       (12,361,034)      (33,737,940)      (26,771,445)
                                                           ---------------    ----------------   --------------    --------------
                 Net Capital Stock Transactions (Note 9)..     678,736,606        385,319,022        19,902,399        44,125,292
                                                           ---------------    ----------------   --------------    --------------
                 NET INCREASE/(DECREASE) IN NET ASSETS....     751,333,108        502,977,878        28,795,793        33,481,810
                 NET ASSETS: Beginning of period..........   1,597,728,475      1,094,750,597       383,394,838       349,913,028
                                                           ---------------    ----------------   --------------    --------------
                 NET ASSETS: End of period................ $ 2,349,061,583    $ 1,597,728,475    $  412,190,631    $  383,394,838
                                                           ===============    ================   ==============    ==============

                                                                      STATE STREET
                                                                 RESEARCH MONEY MARKET
                                                                       PORTFOLIO
                                                       --------------------------------------
INCREASE/(DECREASE) IN NET ASSETS FROM:                   FOR THE YEAR         FOR THE YEAR
                                                              ENDED                ENDED
                                                          DECEMBER 31,         DECEMBER 31,
                                                              1997                 1996
                                                       -----------------     ----------------
OPERATIONS:      Net investment income/(loss)............. $   2,140,715      $    2,028,460
                 Net realized gain/(loss) from
                   investment and foreign currency
                   transactions...........................           561               1,031
                 Unrealized appreciation/(depreciation) of
                   investments and foreign currency
                   holdings...............................            --                  --
                                                           -------------      --------------
                 Net increase/(decrease) in net assets
                   resulting from operations..............     2,141,276           2,029,491
                                                           -------------      --------------

DISTRIBUTIONS    Net investment income....................    (2,143,228)         (2,045,447)
TO               Net realized gain from investment
SHAREHOLDERS:      transactions...........................          (561)             (1,192)
                                                           -------------      --------------
                 Total Distributions (Note 4).............    (2,143,789)         (2,046,639)
                                                           -------------      --------------

CAPITAL SHARE    Net proceeds from sale of shares.........    25,785,388          19,329,406
TRANSACTIONS:    Net asset value of shares issued to
                   shareholders in reinvestment of
                   distributions..........................     2,143,789           2,046,639
                 Shares redeemed..........................   (30,083,456)        (20,178,541)
                                                           -------------      --------------
                 Net Capital Stock Transactions (Note 9)..    (2,154,279)          1,197,504
                                                           -------------      --------------
                 NET INCREASE/(DECREASE) IN NET ASSETS....    (2,156,792)          1,180,356
                 NET ASSETS: Beginning of period..........    41,636,631          40,456,275
                                                           -------------      --------------
                 NET ASSETS: End of period................ $  39,479,839      $   41,636,631
                                                           =============      ==============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                    MSF-54

       STATE STREET RESEARCH                     STATE STREET RESEARCH                            METLIFE
            DIVERSIFIED                            AGGRESSIVE GROWTH                             STOCK INDEX
             PORTFOLIO                                PORTFOLIO                                  PORTFOLIO
----------------------------------      ------------------------------------        ------------------------------------
   FOR THE YEAR       FOR THE YEAR        FOR THE YEAR          FOR THE YEAR          FOR THE YEAR         FOR THE YEAR
      ENDED              ENDED               ENDED                 ENDED                 ENDED                ENDED
   DECEMBER 31,       DECEMBER 31,        DECEMBER 31,          DECEMBER 31,          DECEMBER 31,          DECEMBER 31,
      1997               1996                1997                  1996                  1997                  1996
---------------    ---------------      --------------       ---------------        --------------        --------------
$    60,099,946    $   42,980,569       $   (1,316,297)      $   (1,338,007)        $   23,100,778        $   16,426,973

    216,669,622       135,252,779           30,729,705           78,458,844             17,206,056             7,811,922

     39,574,009        (3,189,270)          60,037,942           (4,364,360)           376,814,539           156,236,698
---------------    --------------       --------------       --------------         --------------        --------------

    316,343,577       175,044,078           89,451,350           72,756,477            417,121,373           180,475,593
---------------    --------------       --------------       --------------         --------------        --------------

    (61,064,178)      (42,176,327)                  --                   --            (23,568,303)          (16,158,730)

   (237,658,263)      (84,750,798)         (55,883,502)         (35,104,245)           (16,507,210)          (10,189,362)
---------------    --------------       --------------       --------------         --------------        --------------
   (298,722,441)     (126,927,125)         (55,883,502)         (35,104,245)           (40,075,513)          (26,348,092)
---------------    --------------       --------------       --------------         --------------        --------------

    226,893,034       171,456,907          103,191,357          318,837,326            496,672,317           330,175,386


    298,722,441       126,927,125           55,883,502           35,104,245             40,075,513            26,348,092
     (9,846,064)      (12,493,415)        (122,536,459)         (28,659,672)           (15,610,988)          (24,176,884)
---------------    --------------       --------------       --------------         --------------        --------------
    515,769,411       285,890,617           36,538,400          325,281,899            521,136,842           332,346,594
---------------    --------------       --------------       --------------         --------------        --------------

    533,390,547       334,007,570           70,106,248          362,934,131            898,182,702           486,474,095
  1,448,841,167     1,114,833,597        1,321,849,364          958,915,233          1,122,297,334           635,823,239
---------------    --------------       --------------       --------------         --------------        --------------
$ 1,982,231,714    $1,448,841,167       $1,391,955,612       $1,321,849,364         $2,020,480,036        $1,122,297,334
===============    ==============       ==============       ==============         ==============        ==============

        STATE STREET RESEARCH
         INTERNATIONAL STOCK
             PORTFOLIO
---------------------------------
 FOR THE YEAR        FOR THE YEAR
    ENDED               ENDED
  DECEMBER 31,        DECEMBER 31,
     1997                1996
------------      --------------
$  2,309,120      $    1,728,132

   7,855,657         (25,299,526)

 (15,285,575)         17,465,452
------------      --------------

  (5,120,798)         (6,105,942)
------------      --------------

          --             (16,086)

          --          (3,229,290)
------------      --------------
          --          (3,245,376)
------------      --------------

  49,148,625          43,194,283

          --           3,245,376
 (80,764,501)        (30,723,899)
------------      --------------

 (31,615,876)         15,715,760
------------      --------------

 (36,736,674)          6,364,442
 303,825,483         297,461,041
------------      --------------
$267,088,809      $  303,825,483
============      ==============

                                     MSF-55

METROPOLITAN SERIES FUND, INC.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                               LOOMIS SAYLES               JANUS              T. ROWE PRICE
                                                              HIGH YIELD BOND             MID CAP            SMALL CAP GROWTH
                                                                 PORTFOLIO               PORTFOLIO               PORTFOLIO
                                                              ----------------        ----------------        ---------------
INCREASE IN NET ASSETS FROM:                                   FOR THE PERIOD          FOR THE PERIOD         FOR THE PERIOD
                                                              MARCH 3, 1997 TO        MARCH 3, 1997 TO       MARCH 3, 1997 TO
                                                                DECEMBER 31,            DECEMBER 31,           DECEMBER 31,
                                                                   1997                    1997                   1997
                                                              ----------------        ----------------        ---------------
OPERATIONS:      Net investment income......................  $        918,473        $         40,370        $         2,812
                 Net realized gain/(loss) from
                   investment and foreign currency
                   transactions.............................           325,936                (591,976)              (426,436)

                 Unrealized appreciation/
                   (depreciation) of investments and
                   foreign currency holdings................        (1,078,040)             10,847,186              5,049,772
                                                              ----------------        ----------------        ---------------
                 Net increase in net assets resulting
                   from operations..........................           166,369              10,295,580              4,626,148
                                                              ----------------        ----------------        ---------------

DISTRIBUTIONS    Net investment income......................         (919,145)                 (71,815)               (10,155)
TO SHAREHOLDERS: Net realized gain from investment
                   transactions.............................         (317,080)                (335,084)                    --
                                                              ----------------        ----------------        ---------------
                 Total Distributions (Note 4)...............       (1,236,225)                (406,899)               (10,155)
                                                              ----------------        ----------------        ---------------

CAPITAL SHARE    Net proceeds from sale of shares...........       29,791,455               93,684,756            107,739,742
TRANSACTIONS:    Net asset value of shares issued to
                   shareholders in reinvestment of
                   distributions............................        1,236,225                  406,899                 10,155
                 Shares redeemed............................       (2,154,158)                (128,695)           (18,345,884)
                                                              ----------------        ----------------        ---------------
                 Net Capital Stock Transactions
                   (Note 9).................................       28,873,522               93,962,960             89,404,013
                                                              ----------------        ----------------        ---------------
                 NET INCREASE IN
                   NET ASSETS...............................       27,803,666              103,851,641             94,020,006
                 NET ASSETS: Beginning of period............               --                       --                     --
                                                              ----------------        ----------------        ---------------
                 NET ASSETS: End of period..................      $27,803,666             $103,851,641           $ 94,020,006
                                                              ================        ================        ===============
                                                                  SCUDDER
                                                               GLOBAL EQUITY
                                                                 PORTFOLIO
                                                              ----------------
INCREASE IN NET ASSETS FROM:                                   FOR THE PERIOD
                                                              MARCH 3, 1997 TO
                                                                DECEMBER 31,
                                                                   1997
                                                              ----------------
OPERATIONS:      Net investment income......................  $        559,500
                 Net realized gain/(loss) from
                   investment and foreign currency
                   transactions.............................           (37,763)

                 Unrealized appreciation/
                   (depreciation) of investments and
                   foreign currency holdings................         1,942,819
                                                              ----------------
                 Net increase in net assets resulting
                   from operations..........................         2,464,556
                                                              ----------------

DISTRIBUTIONS    Net investment income......................          (562,955)
TO SHAREHOLDERS: Net realized gain from investment
                   transactions.............................           (80,927)
                                                              ----------------
                 Total Distributions (Note 4)...............          (643,882)
                                                              ----------------

CAPITAL SHARE    Net proceeds from sale of shares...........        63,644,896
TRANSACTIONS:    Net asset value of shares issued to
                   shareholders in reinvestment of
                   distributions............................           643,882
                 Shares redeemed............................        (5,397,310)
                                                              ----------------
                 Net Capital Stock Transactions
                   (Note 9).................................        58,891,468
                                                              ----------------
                 NET INCREASE IN
                   NET ASSETS...............................        60,712,142
                 NET ASSETS: Beginning of period............                --
                                                              ----------------
                 NET ASSETS: End of period..................  $     60,712,142
                                                              ================

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                     MSF-56

METROPOLITAN SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            STATE STREET RESEARCH GROWTH PORTFOLIO
                                                                 -----------------------------------------------------------------

                                                                                   YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------------------
                                                                    1997          1996          1995         1994         1993
                                                                    ----          ----          ----         ----         ----
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  Beginning of period.....................     $    30.51    $    27.56    $    21.81    $    23.27    $    21.72
----------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
----------------------
  Net investment income....................................           0.44          0.36          0.35          0.30          0.28
  Net realized and unrealized gain/(loss)..................           7.72          5.78          6.83         (1.06)         3.24
                                                                ----------    ----------    ----------    ----------    ----------
     Total From Investment Operations......................           8.16          6.14          7.18         (0.76)         3.52
                                                                ----------    ----------    ----------    ----------    ----------

 Less Distributions:
-------------------
  Dividends from net investment income.....................          (0.44)        (0.36)        (0.35)        (0.30)        (0.28)
  Distributions from net realized capital gains............          (6.31)        (2.83)        (1.08)        (0.40)        (1.69)
                                                                ----------    ----------    ----------    ----------    ----------
     Total Distributions...................................          (6.75)        (3.19)        (1.43)        (0.70)        (1.97)
                                                                ----------    ----------    ----------    ----------    ----------

----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  End of period...........................     $    31.92    $    30.51    $    27.56    $    21.81    $    23.27
----------------------------------------------------------------------------------------------------------------------------------
  Total Return.............................................          28.36%        22.18%        33.14%        (3.25)%       14.40%

 Supplemental Data/Significant Ratios:
-------------------------------------
  Net assets at end of period (000's)......................     $2,349,062    $1,597,728    $1,094,751    $  746,433    $  640,413
  Operating expenses to average net assets.................           0.43%         0.29%         0.31%         0.32%         0.28%
  Net investment income to average net assets..............           1.37%         1.29%         1.46%         1.40%         1.19%
  Portfolio turnover (1)...................................          82.81%        93.05%        45.52%        57.27%        66.27%
  Average broker commission rate (2).......................     $   0.0590    $   0.0578           --            --            --

________________________________________________________________________________

  Notes:

  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.

    Inclusion of these charges would reduce the total return figures for all periods shown.

  (1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 amounted to $1,726,435,425 and $1,541,608,452, respectively.

  (2) Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

  See Notes to Financial Statements.

                                    MSF-57

METROPOLITAN SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            STATE STREET RESEARCH INCOME PORTFOLIO
                                                                 ------------------------------------------------------------

                                                                                   YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------------------
                                                                   1997         1996         1995         1994         1993
                                                                   ----         ----         ----         ----         ----
-----------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  Beginning of period.....................      $  12.36     $  12.73     $  11.32     $  12.59     $  12.22
-----------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
----------------------
  Net investment income....................................          0.83         0.82         0.83         0.91         0.83
  Net realized and unrealized gain/(loss)..................          0.38        (0.36)        1.38        (1.31)        0.86
                                                                 --------     --------     --------     --------     --------
     Total From Investment Operations......................          1.21         0.46         2.21        (0.40)        1.69
                                                                 --------     --------     --------     --------     --------

 Less Distributions:
-------------------
  Dividends from net investment income.....................         (0.87)       (0.81)       (0.80)       (0.87)       (0.88)
  Distributions from net realized capital gains............         (0.04)       (0.02)          --           --        (0.44)
                                                                 --------     --------     --------     --------     --------
     Total Distributions...................................         (0.91)       (0.83)       (0.80)       (0.87)       (1.32)
                                                                 --------     --------     --------     --------     --------

-----------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  End of period...........................      $  12.66     $  12.36     $  12.73     $  11.32     $  12.59
-----------------------------------------------------------------------------------------------------------------------------
  Total Return.............................................          9.83%        3.60%       19.55%       (3.15)%      11.36%

 Supplemental Data/Significant Ratios:
-------------------------------------
  Net assets at end of period (000's)......................      $412,191     $383,395     $349,913     $275,659     $299,976
  Operating expenses to average net assets.................          0.38%        0.32%        0.34%        0.35%        0.32%
  Net investment income to average net assets..............          6.57%        6.64%        7.01%        7.02%        6.39%
  Portfolio turnover (1)...................................        121.92%       92.90%      102.88%      141.15%      136.98%

________________________________________________________________________________
  Notes:
  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
    Inclusion of these charges would reduce the total return figures for all periods shown.
  (1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 amounted to $470,696,082 and $451,405,517, respectively.

  See Notes to Financial Statements.

                                    MSF-58

METROPOLITAN SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            STATE STREET RESEARCH INCOME PORTFOLIO
                                                                 ------------------------------------------------------------

                                                                                   YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------------------
                                                                   1997         1996         1995         1994         1993
                                                                   ----         ----         ----         ----         ----
-----------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  Beginning of period.....................      $  10.44     $  10.45     $  10.48     $  10.49     $  10.52
-----------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
----------------------
  Net investment income....................................          0.54         0.53         0.59         0.40         0.28
                                                                 --------     --------     --------     --------     --------
     Total From Investment Operations......................          0.54         0.53         0.59         0.40         0.28
                                                                 --------     --------     --------     --------     --------

 Less Distributions:
-------------------
  Dividends from net investment income.....................         (0.60)       (0.54)       (0.62)       (0.41)       (0.31)
                                                                 --------     --------     --------     --------     --------
     Total Distributions...................................         (0.60)       (0.54)       (0.62)       (0.41)       (0.31)
                                                                 --------     --------     --------     --------     --------

-----------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  End of period...........................      $  10.38     $  10.44     $  10.45     $  10.48     $  10.49
-----------------------------------------------------------------------------------------------------------------------------
  Total Return.............................................          5.21%        5.01%        5.59%        3.85%        2.90%

 Supplemental Data/Significant Ratios:
-------------------------------------
  Net assets at end of period (000's)......................      $ 39,480     $ 41,637     $ 40,456     $ 39,961     $ 44,321
  Operating expenses to average net assets.................          0.49%        0.43%        0.49%        0.44%        0.38%
  Net investment income to average net assets..............          5.08%        4.92%        5.39%        3.76%        2.85%

________________________________________________________________________________
  Note:

  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
    Inclusion of these charges would reduce the total return figures for all periods shown.

  See Notes to Financial Statements.

                                    MSF-59

METROPOLITAN SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
                                                                 -----------------------------------------------------------------

                                                                                      YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------------------
                                                                    1997          1996          1995         1994         1993
                                                                    ----          ----          ----         ----         ----
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  Beginning of period.....................     $    16.67    $    15.95    $    13.40    $    14.41    $    13.58
----------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
----------------------
  Net investment income....................................           0.60          0.55          0.59          0.51          0.46
  Net realized and unrealized gain/(loss)..................           2.71          1.77          3.02         (0.95)         1.58
                                                                ----------    ----------    ----------    ----------    ----------
     Total From Investment Operations......................           3.31          2.32          3.61         (0.44)         2.04
                                                                ----------    ----------    ----------    ----------    ----------

 Less Distributions:
-------------------
  Dividends from net investment income.....................          (0.60)        (0.53)        (0.58)        (0.50)        (0.54)
  Distributions from net realized capital gains............          (2.40)        (1.07)        (0.48)        (0.07)        (0.67)
                                                                ----------    ----------    ----------    ----------    ----------
     Total Distributions...................................          (3.00)        (1.60)        (1.06)        (0.57)        (1.21)
                                                                ----------    ----------    ----------    ----------    ----------

----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  End of period...........................     $    16.98    $    16.67    $    15.95    $    13.40    $    14.41
----------------------------------------------------------------------------------------------------------------------------------
  Total Return.............................................          20.58%        14.52%        27.03%        (3.06)%       12.75%

 Supplemental Data/Significant Ratios:
-------------------------------------
  Net assets at end of period (000's)......................     $1,982,232    $1,448,841    $1,114,834    $  892,826    $  743,798
  Operating expenses to average net assets.................           0.40%         0.29%         0.31%         0.32%         0.29%
  Net investment income to average net assets..............           3.50%         3.38%         3.92%         3.66%         3.16%
  Portfolio turnover (1)...................................         114.79%        91.07%        79.29%        96.49%        95.84%
  Average broker commission rate (2).......................     $   0.0590    $   0.0578           --            --            --

________________________________________________________________________________
  Notes:

  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
    Inclusion of these charges would reduce the total return figures for all periods shown.

  (1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 amounted to $1,901,224,776 and $1,701,514,366 respectively.

  (2) Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

  See Notes to Financial Statements.

                                    MSF-60

METROPOLITAN SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO
                                                                 -----------------------------------------------------------------

                                                                                      YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------------------
                                                                    1997          1996          1995         1994         1993
                                                                    ----          ----          ----         ----         ----
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  Beginning of period.....................     $    27.11    $    25.87    $    22.05    $    22.54    $    19.52
----------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
----------------------
  Net investment income/(loss).............................          (0.03)        (0.02)        (0.01)         0.05          0.04
  Net realized and unrealized gain/(loss)..................           1.67          2.01          6.50         (0.48)         5.06
                                                                ----------    ----------    ----------    ----------    ----------
     Total From Investment Operations......................           1.64          1.99          6.49         (0.43)         5.10
                                                                ----------    ----------    ----------    ----------    ----------

 Less Distributions:
-------------------
  Dividends from net investment income.....................            --            --            --          (0.05)        (0.06)
  Distributions from net realized capital gains............          (1.14)        (0.75)        (2.67)        (0.01)        (2.02)
                                                                ----------    ----------    ----------    ----------    ----------
     Total Distributions...................................          (1.14)        (0.75)        (2.67)        (0.06)        (2.08)
                                                                ----------    ----------    ----------    ----------    ----------

----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  End of period...........................     $    27.61    $    27.11    $    25.87    $    22.05    $    22.54
----------------------------------
------------------------------------------------------------------------------------------------
  Total Return.............................................           6.67%         7.72%        29.50%        (1.88)%       22.63%

 Supplemental Data/Significant Ratios:
-------------------------------------
  Net assets at end of period (000's)......................     $1,391,956    $1,321,849    $  958,915    $  590,047    $  387,949
  Operating expenses to average net assets.................           0.81%         0.79%         0.81%         0.82%         0.79%
  Net investment income/(loss) to average net assets.......          (0.10)%       (0.11)%       (0.06)%        0.24%         0.18%
  Portfolio turnover (1)...................................         219.08%       221.23%       255.83%       186.52%       120.82%
  Average broker commission rate (2).......................     $   0.0567    $   0.0576           --            --            --

________________________________________________________________________________
  Notes:

  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
    Inclusion of these charges would reduce the total return figures for all periods shown.

  (1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 amounted to $2,843,460,476 and $2,804,444,982, respectively.

  (2) Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

  See Notes to Financial Statements.

                                    MSF-61

METROPOLITAN SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                METLIFE STOCK INDEX PORTFOLIO
                                                              -----------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    1997          1996       1995        1994       1993
                                                                    ----          ----       ----        ----       ----
-------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  Beginning of period.......................  $    22.23     $    18.56   $  13.87   $  14.25   $  13.27
-------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
 ----------------------
  Net investment income......................................        0.34           0.33       0.32       0.33       0.35
  Net realized and unrealized gain/(loss)....................        6.79           3.88       4.79      (0.17)      0.98
                                                               ----------     ----------   --------   --------   --------
     Total From Investment Operations........................        7.13           4.21       5.11       0.16       1.33
                                                               ----------     ----------   --------   --------   --------

 Less Distributions:
 -------------------
  Dividends from net investment income.......................       (0.34)         (0.33)     (0.32)     (0.32)     (0.35)
  Distributions from net realized capital gains..............       (0.24)         (0.21)     (0.10)     (0.22)        --
                                                               ----------     ----------   --------   --------   --------
     Total Distributions.....................................       (0.58)         (0.54)     (0.42)     (0.54)     (0.35)
                                                               ----------     ----------   --------   --------   --------
-------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  End of period.............................  $    28.78     $    22.23   $  18.56   $  13.87   $  14.25
-------------------------------------------------------------------------------------------------------------------------
  Total Return...............................................       32.19%         22.66%     36.87%      1.18%      9.54%

 Supplemental Data/Significant Ratios:
 -------------------------------------
  Net assets at end of period (000's)........................  $2,020,480     $1,122,297   $635,823   $363,001   $282,700
  Operating expenses to average net assets...................        0.33%          0.30%      0.32%      0.33%      0.32%
  Net investment income to average net assets................        1.47%          1.91%      2.22%      2.51%      2.51%
  Portfolio turnover (1).....................................       10.69%         11.48%      6.35%      6.66%     13.99%
  Average broker commission rate (2).........................  $   0.0201     $   0.0204         --         --         --

________________________________________________________________________________


  Notes:

  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
    Inclusion of these charges would reduce the total return figures for all periods shown.

   (1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 amounted to $658,470,953 and $167,841,221, respectively.
   (2) Total brokerage commissions paid on purchases and sales of portfolio securites for the period divided by the total number of related shares purchased and sold.

  See Notes to Financial Statements.

                                    MSF-62

METROPOLITAN SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    STATE STREET RESEARCH INTERNATIONAL STOCK PORTFOLIO
                                                                  -------------------------------------------------------

                                                                                  YEAR ENDED DECEMBER 31,
                                                                  -------------------------------------------------------
                                                                   1997         1996      1995     1994       1993
                                                                   ----         ----      ----     ----       ----
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:  Beginning of period................             $ 11.95     $ 12.29    $ 12.30  $ 12.33      $ 8.63
-------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
 ----------------------
  Net investment income..............................                0.10        0.07       0.03     0.08        0.02
  Net realized and unrealized gain (loss)............               (0.38)      (0.28)      0.07     0.54        4.52
                                                                   --------    --------   -------- --------  ------------
     Total From Investment Operations................               (0.28)      (0.21)      0.10     0.62        4.54
                                                                   --------    --------   -------- --------  ------------

 Less Distributions:
 -------------------
  Dividends from net investment income...............                  --          --      (0.04)      --       (0.26)
  Distributions from net realized capital gains......                  --       (0.13)     (0.07)   (0.65)      (0.58)
                                                                   --------    --------   -------- --------  ------------
     Total Distributions.............................                  --       (0.13)     (0.11)   (0.65)      (0.84)
                                                                   --------    --------   -------- --------  ------------

-------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  End of period.....................            $  11.67     $ 11.95    $ 12.29  $ 12.30     $ 12.33
-------------------------------------------------------------------------------------------------------------------------
  Total Return.......................................               (2.34)%     (1.77)%     0.84%    5.08%      47.76%

 Supplemental Data/Significant Ratios:
 -------------------------------------
  Net assets at end of period (000's)................           $ 267,089    $303,826   $297,461 $272,952    $120,781
  Net expenses to average net assets (Note 3)........                1.03%       0.97%      1.01%    1.04%       1.14%
  Operating expenses to average net assets
   before voluntary expense reimbursements (Note 3)..                 N/A         N/A        N/A      N/A        1.15%
  Net investment income to average net assets........                0.77%       0.56%      0.21%    0.80%       0.15%
  Net investment income to average net assets
   before voluntary expense reimbursements (Note 3)..                 N/A         N/A        N/A      N/A        0.15%
  Portfolio turnover (1).............................              182.11%     116.67%     86.24%   65.84%      88.90%
  Average broker commission rate (2).................            $ 0.0039    $ 0.0037         --       --          --

________________________________________________________________________________


  Notes:
  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
   Inclusion of these charges would reduce the total return figures for all periods shown.
   (1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 amounted to $533,671,993 and $565,013,378, respectively.
   (2) Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

   See Notes to Financial Statements.

                                     MSF-63

METROPOLITAN SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        LOOMIS SAYLES                   T. ROWE PRICE   SCUDDER
                                                                         HIGH YIELD          JANUS        SMALL CAP     GLOBAL
                                                                             BOND            MID CAP       GROWTH       EQUITY
                                                                           PORTFOLIO        PORTFOLIO     PORTFOLIO    PORTFOLIO
                                                                       ---------------     ----------   ------------- --------------
                                                                             FOR THE PERIOD MARCH 3, 1997 TO DECEMBER 31, 1997
                                                                       -------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE:  Beginning of period................................           $ 10.00     $  10.00      $ 10.00      $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
 ---------------------
  Net investment income...............................................              0.35         0.01           --         0.10
  Net realized and unrealized gain/(loss).............................              0.26         2.81         1.88         0.86
                                                                                 -------      -------       ------      -------
     Total From Investment Operations.................................              0.61         2.82         1.88         0.96
                                                                                 -------      -------       ------      -------

 Less Distributions:
 ------------------
  Dividends from net investment income................................             (0.35)       (0.01)          --(4)     (0.10)
  Distributions from net realized capital gains.......................             (0.12)       (0.04)          --        (0.01)
                                                                                 -------      -------       ------      -------
     Total Distributions..............................................             (0.47)       (0.05)          --        (0.11)
                                                                                 -------      -------       ------      -------
 -----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  End of period......................................           $ 10.14     $  12.77      $ 11.88      $ 10.85
 -----------------------------------------------------------------------------------------------------------------------------------
  Total Return........................................................              6.18%       28.22%       18.81%        9.62%

 Supplemental Data/Significant Ratios:
 ------------------------------------
  Net assets at end of period (000's).................................           $27,804     $103,852      $94,020      $60,712
  Net expenses to average net assets (Note 3) (1).....................              0.83%        0.85%        0.67%        0.78%
  Operating expenses to average net assets before voluntary expense
   reimbursements (Note 3) (1)........................................              1.35%        0.99%        0.86%        1.14%

  Net investment income to average net assets (1).....................              7.04%        0.10%        0.01%        1.66%
  Net investment income to average net assets before voluntary
   expense reimbursements (Note 3) (1)................................              6.52%       (0.04)%      (0.19)%       1.30%

  Portfolio turnover (2)..............................................             39.26%       74.70%       13.45%       36.04%
  Average broker commission rate (3)..................................               N/A     $ 0.0352      $0.0255      $0.0402

--------------------------------------------------------------------------------

  Notes:

  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

  (1) Ratios for the ten months ended December 31, 1997 have been determined on annualized operating results for the period. Twelve-month results may be different.

  (2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for December 31, 1997 amounted to: $32,284,474 and $5,809,643 for the Loomis Sayles High Yield Bond Portfolio, $121,092,374 and $32,142,353 for the Janus Mid Cap Portfolio, $93,191,967 and $5,832,933
      for the T. Rowe Price Small Cap Growth Portfolio, $66,739,114 and $12,502,673 for the Scudder Global Equity Portfolio, respectively.

  (3) Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

  (4) Less than $.005 per share.

See Notes to Financial Statements.

                                    MSF-64

METROPOLITAN SERIES FUND, INC.

Notes to Financial Statements December 31, 1997
--------------------------------------------------------------------------------
1. SIGNIFICANT        The Metropolitan Series Fund, Inc. ("Fund") is registered
   ACCOUNTING         under the Investment Company Act of 1940 as an open end
   POLICIES           investment company.  All of the portfolios of the Fund
                      are diversified as defined under securities laws. The
                      following is a summary of significant accounting policies
                      consistently followed by the Fund in the preparation of
                      its financial statements. The policies are in conformity
                      with generally accepted accounting principles.
                      ----------------------------------------------------------
                A.    INVESTMENT SECURITY VALUATION: Portfolio securities that
                      are traded on domestic stock exchanges are valued at the last price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices (except for the Loomis Sayles High Yield Portfolio, which in the latter case would value such securities at the last bid price).
                      Securities trading primarily on non-domestic exchanges are valued at the preceding closing price on the exchange where it primarily trades (or, in the case of the Loomis
                      Sayles High Yield Bond and Scudder Global Equity
                      Portfolios, the last sale). A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last current bid and asked prices or, second, by using the last available closing price (except for the Scudder Global
                      Equity Portfolio which second values such securities at the last current bid, and third by using the last available price). Domestic securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities
                      (except for the Loomis Sayles High Yield Bond Portfolio, which, in the latter case, would value such security at the last bid price; or the Scudder Global Equity Portfolio which would value such security first at the last sale, and second at the bid price). All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day.
                      Where market quotations are not readily available for such non-domestic over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or its delegates, believe accurately reflects fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available (e.g. certain long-term bonds and notes) are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained for this purpose and typically utilized by other institutional-sized trading organizations. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Short-term instruments with a remaining maturity of sixty days or less are valued utilizing the amortized cost method of valuation. If for any reason the fair value of any security is not fairly reflected by such method, such security will be valued by the same methods as securities having a maturity of more than sixty days.

                      Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily. The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.
                      ----------------------------------------------------------
                B. INVESTMENT SECURITY TRANSACTIONS: Security transactions are recorded on the trade date. Securities denominated in foreign currencies are translated at exchange rates prevailing on the respective dates traded. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified; interest income is accrued as earned. Transactions denominated in foreign currencies are recorded at the rate prevailing when earned or incurred. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates prevailing on the respective dates traded.
                      ----------------------------------------------------------
                C. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code and regulations thereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. At December 31, 1997, the State Street Research Income, State Street Research International Stock, and T. Rowe Price Small Cap Growth Portfolios had available for federal income tax purposes unused capital loss carryovers of approximately $29,822, $7,097,000, and $69,489, respectively, which will expire on December 31, 2005, on December 31, 2004, and on December 31, 2005, respectively.
                      ----------------------------------------------------------
                D. RETURN OF CAPITAL DISTRIBUTIONS: The Fund distributes all of its taxable income, both net realized gains and net investment income, to shareholders. Effective January 1, 1994 the Fund adopted Statement of Position 93-2:
                      Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. As a result, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

                      The State Street Research Aggressive Growth Portfolio incurred net investment losses of $1,338,007 during 1996 and $1,659,985 during 1997, which has been reclassified to paid-in-capital at December 31, 1996 and December 31, 1997, respectively.
                      ----------------------------------------------------------
                E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: A forward foreign currency exchange contract is an agreement between two parties to buy or sell a specific currency for a set price on a future date. The Fund may enter into forward foreign currency exchange contracts to hedge security transactions on holdings denominated in a foreign currency. Should foreign currency exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the forward foreign currency exchange contracts and may realize a loss. The use of forward foreign currency exchange contracts involves the risk of imperfect correlation in movements in the price of the underlying hedged assets and foreign currency exchange rates. During the period that a contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking to market" on a daily basis. A realized gain or loss will be recognized when a contract is completed or canceled.
                      ----------------------------------------------------------

                                     MSF-65

METROPOLITAN SERIES FUND, INC.

--------------------------------------------------------------------------------
1. SIGNIFICANT  F.    REPURCHASE AGREEMENTS: The Fund requires the custodian
   ACCOUNTING         to take possession, to have legally segregated in the
   POLICIES-          Federal Reserve Book Entry System, or to have segregated
   (CONT.)            within the custodian's vault, all securities held as
                      collateral for repurchase agreements. The market value of
                      the underlying securities is required to be at least 102%
                      of the resale price at the time of purchase. If the seller of the agreement defaults, and the value of the collateral declines, or if the seller enters an insolvency
                      proceeding, realization of the value of the collateral by
                      the Fund may be delayed or limited.
                      ----------------------------------------------------------
                G.    ESTIMATES AND ASSUMPTIONS: The preparation of financial
                      statements in conformity with generally accepted
                      accounting principals requires management to make
                      estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent
                      assets and liabilities as of the date of the financial
                      statements and the reported amounts of income and expenses during the reporting period. Actual results could differ
                      from those estimates.
--------------------------------------------------------------------------------
2. RESTRICTED         The State Street Research Income Portfolio holds thirteen
   AND ILLIQUID       securities, the State Street Research Diversified
   SECURITIES         Portfolio holds sixteen securities, the State Street
                      Research International Stock Portfolio holds five
                      securities, the Loomis Sayles High Yield Bond Portfolio
                      holds twenty-three securities, and the T. Rowe Price
                      Portfolio holds one security that were purchased in
                      private placement transactions. These securities may be
                      resold in transactions exempt from registration or to the
                      public if the securities are registered. The sale of these securities may involve lengthy negotiations and additional expense. These constraints may affect the security's
                      marketability, and therefore hinder prompt disposal at an
                      acceptable price. The Fund intends to invest no more than
                      15% of net assets in illiquid and restricted securities,
                      except for the State Street Research Money Market
                      Portfolio and the Scudder Global Equity Portfolio where
                      the restriction is 10% of net assets. Restricted
                      securities (including Rule 144A issues) held at December
                      31, 1997 are footnoted at the end of each applicable
                      Portfolio's schedule of investments.
--------------------------------------------------------------------------------
3. EXPENSES     A.    INVESTMENT MANAGEMENT AGREEMENTS: The Fund has entered
                      into investment management agreements with Metropolitan
                      Life. For providing investment management services to the Fund, Metropolitan Life receives monthly compensation at the annual rate of: 0.25% of the average daily net assets for State Street Research Money Market Portfolio and
                      MetLife Stock Index Portfolio; and .70% of the average daily net assets for Loomis Sayles High Yield Bond
                      Portfolio. For providing investment management services to the State Street Research Growth Portfolio, Metropolitan
                      Life receives monthly compensation from the Portfolio at an annual rate of .55% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .50% of such assets on the next $500 million, and .45% of such assets on amounts in excess of $1 billion. For providing investment management services to the State
                      Street Research Income Portfolio, Metropolitan Life receives monthly compensation from the Portfolio at an annual rate of .35% of the average daily value of the aggregate net assets of the Portfolio up to $250 million, .30% of such assets on the next $250 million, and .25% of such assets on amounts in excess of $500 million. For providing investment management services to the State
                      Street Research Diversified Portfolio, Metropolitan Life receives monthly compensation from the Portfolio at an annual rate of .50% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .45% of such assets on the next $500 million, and .40% of such assets on amounts in excess of $1 billion. For providing investment management services to the State
                      Street Research Aggressive Growth Portfolio and State
                      Street Research International Stock Portfolio,
                      Metropolitan Life receives monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .70% of such assets on the next $500 million, and .65% of such assets on amounts in excess of $1 billion. For providing investment management services to the Janus Mid Cap Portfolio, Metropolitan Life receives monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .70% of such assets on the next $400 million, and .65% of such assets on amounts in excess of $500 million. For providing investment management services to the T. Rowe Price Small
                      Cap Growth Portfolio, Metropolitan Life receives monthly compensation from the Portfolio at an annual rate of .55% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .50% of such assets on the next $300 million, and .45% of such assets on amounts in excess of $400 million. For providing investment management services to the Scudder Global Equity
                      Portfolio, Metropolitan Life receives monthly compensation from the Portfolio at an annual rate of .90% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .55% of such assets on the next $50 million, .50% of such assets on the next $400 million, and .475% of such assets on amounts in excess of $500 million.

                      The Fund and Metropolitan Life have entered into various sub-investment management agreements. State Street Research & Management Company, a subsidiary of Metropolitan Life, is compensated to provide sub-investment management services for the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, and the State Street Research International Stock Portfolios. GFM International Investors Limited, a subsidiary of Metropolitan Life, is compensated to provide sub-sub-investment management services for the State Street Research International Stock Portfolio. Loomis, Sayles & Company, L.P., whose general partner is indirectly owned by Metropolitan Life, is compensated to provide sub-investment management services for the Loomis Sayles High Yield Bond Portfolio. Janus Capital Corporation is compensated to provide sub-investment management services for the Janus Mid Cap Portfolio. T. Rowe Price Associates, Inc. is compensated to provide sub-investment management services for the T. Rowe Price Small Cap Growth Portfolio. Scudder Kemper Investments, Inc. is compensated to provide sub-investment management services for the Scudder Global Equity Portfolio.
                      ----------------------------------------------------------
                B. INVESTMENT MANAGEMENT FEE WAIVER: Metropolitan Life has agreed to waive a portion of its investment management fee for the Scudder Global Equity Portfolio during the first year of the Portfolio's operations. For the first six months, the waiver equaled .35% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .175% of such assets on the next $50 million, .15% of such assets on the next $400 million and .1375% of such assets on amounts in excess of $500 million. During the second six months of the Portfolio's operations, such waiver of the investment management fee is equal to .175% of assets up to $50 million, .0875% of assets on the next $50 million, .075% of assets on the next $400 million and .06875% of such assets in excess of $500 million.
                      ----------------------------------------------------------

                                     MSF-66

METROPOLITAN SERIES FUND, INC.

--------------------------------------------------------------------------------
3. EXPENSES-    C.    SUBSIDIZATION OF PORTFOLIOS: Metropolitan Life has agreed
   (CONT.)            to subsidize all expenses, excluding those listed below,
                      in excess of .20% of the net assets of Loomis Sayles High
                      Yield Bond Portfolio, Janus Mid Cap Portfolio, T. Rowe
                      Price Small Cap Growth Portfolio, and Scudder Global
                      Equity Portfolio. Subsidization will continue until either each Portfolio's total net assets are at least $100 million, or March 2, 1999, whichever is earlier. At
                      December 31, 1997 Janus Mid Cap Portfolio exceeded the
                      $100 million threshold, and subsidization ceased. Expenses excluded from subsidization are: investment management fees payable to Metropolitan Life, brokerage commissions on portfolio transactions (including any other direct costs related to the acquisition, disposition, lending or borrowing of portfolio investments), taxes payable by the Fund, interest and other costs related to borrowings by the Fund, and any extraordinary or non-recurring expenses
                      (such as legal claims and liabilities and litigation costs and any indemnification related thereto).

                      Prior to May 16, 1993, Metropolitan Life was obligated to
                      pay all expenses of each Portfolio of the Fund that was in operation at that time. Since that date, the Fund has been obligated to pay all of its own expenses (except as
                      outlined in the preceding paragraph). However,
                      Metropolitan Life reserves the right, at its sole
                      discretion, to pay all or a portion of the expenses of the
                      Fund or any of its Portfolios, and to terminate such
                      voluntary payment at any time upon notice to the Board of
                      Directors and affected shareholders of the Fund.
--------------------------------------------------------------------------------
4. DIVIDEND           The Fund distributes, at least annually, substantially all
   DISTRIBUTIONS      net investment income, if any, of each Portfolio, which
                      will then be reinvested in additional full and fractional
                      shares of the Portfolio. All net realized long-term or
                      short-term capital gains of the Fund, if any, are declared and distributed at least annually to the shareholders of
                      the Portfolio or Portfolios to which such gains are
                      attributable.
--------------------------------------------------------------------------------
5. NEW PORTFOLIOS     On March 3, 1997, the Fund commenced operations of four
                      additional Portfolios: Loomis Sayles High Yield Bond
                      Portfolio, Janus Mid Cap Portfolio, T. Rowe Price Small
                      Cap Growth Portfolio, and Scudder Global Equity Portfolio.
                      Metropolitan Life supplied initial start-up capital of
                      $22,000,000 to facilitate the operation of these
                      Portfolios. Metropolitan Life Insurance, therefore,
                      purchased 200,000 shares of the Loomis Sayles High Yield
                      Bond Portfolio, 500,000 shares of the Janus Mid Cap
                      Portfolio, 500,000 shares of the T. Rowe Price Small Cap
                      Growth Portfolio, and 1,000,000 shares of the Scudder
                      Global Equity Portfolio, with each Portfolio valued at $10 per share. Subsequently, these Portfolios were made
                      available for certain contracts. Since October 2, 1997,
                      Metropolitan Life has gradually redeemed the start-up
                      capital (including applicable market appreciation) so that as of December 31, 1997 only 96,831 shares remained in the
                      Scudder Global Equity Portfolio with a value of
                      $1,050,614.
--------------------------------------------------------------------------------
6. PORTFOLIO          On March 3, 1997, the names of the Growth Portfolio,
   NAME CHANGES       Income Portfolio, Money Market Portfolio, Diversified
                      Portfolio, Aggressive Growth Portfolio, Stock Index
                      Portfolio, and International Stock Portfolio changed.
                      These Portfolios were renamed as follows: State Street
                      Research Growth Portfolio, State Street Research Income
                      Portfolio, MetLife Money Market Portfolio, State Street
                      Research Diversified Portfolio, State Street Research
                      Aggressive Growth Portfolio, MetLife Stock Index
                      Portfolio, and GFM International Stock Portfolio.
                      Subsequently, on August 1, 1997, the names of the MetLife
                      Money Market Portfolio and GFM International Stock
                      Portfolio were changed to the State Street Research Money
                      Market Portfolio and the State Street Research
                      International Stock Portfolio, respectively.
--------------------------------------------------------------------------------
7. SECURITIES         On December 15, 1997, the Fund entered into a securities
   LENDING            lending arrangement with the Fund's custodian, State
                      Street Bank and Trust Co. ("the custodian"). Under the
                      agreement, the custodian is authorized to loan securities
                      on the Fund's behalf. In exchange, the Fund receives
                      collateral against the loaned securities. Each Portfolio
                      receives collateral at least equal to 102% of the market
                      value of the loaned securities (105% for foreign
                      securities), at each loan's inception. Collateral must be
                      maintained at least at 100% of the market value of the
                      loaned securities for the duration of the loan. The
                      collateral is invested in the Navigator Securities Lending
                      Prime Portfolio, which invests in a variety of high
                      quality U.S. dollar-denominated instruments. The Fund
                      receives 70% of the annual net income from lending
                      transactions, which is included in interest income of the
                      respective Portfolios. The Fund bears the risk of any
                      deficiency in the amount of collateral available for
                      return to a borrower due to a loss in an approved
                      investment. Portfolios with outstanding loans at December
                      31, 1997 are footnoted at the end of each applicable
                      Portfolio's schedule of investments.
--------------------------------------------------------------------------------
8. NET UNREALIZED     As of December 31, 1997, gross unrealized appreciation
   APPRECIATION/      and depreciation on investments and foreign currency were
   (DEPRECIATION)     as follows:

                                                                                                     STATE STREET
                                              STATE STREET        STATE STREET     STATE STREET        RESEARCH         METLIFE
                                               RESEARCH            RESEARCH          RESEARCH         AGGRESSIVE         STOCK
                                                GROWTH              INCOME          DIVERSIFIED         GROWTH           INDEX
                                               PORTFOLIO           PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO
                                          -----------------     ---------------   --------------   --------------   --------------
Gross Unrealized Appreciation.........    $     395,415,760     $    10,420,424   $  202,367,705   $  262,092,674   $  699,628,247
Gross Unrealized Depreciation.........          (39,543,138)         (3,751,189)     (25,236,006)     (65,192,497)     (19,162,107)
                                          -----------------     ---------------   --------------   --------------   --------------

Net Unrealized Appreciation
(Depreciation) of Investments*........    $     355,872,622     $     6,669,235   $  177,131,699   $  196,900,177   $  680,466,140
                                          =================     ===============   ==============   ==============   ==============
Aggregate Cost of Securities
(including short-term securities).....    $   2,016,519,608     $   399,551,866   $1,802,872,213   $1,185,132,693   $1,335,796,981
                                          =================     ===============   ==============   ==============   ==============

                                     MSF-67

METROPOLITAN SERIES FUND, INC.

--------------------------------------------------------------------------------
8. NET UNREALIZED
   APPRECIATION/
   (DEPRECIATION)-
     (CONT.)

                                                    State Street
                                                      Research                                      T. Rowe Price
                                                   International    Loomis Sayles       Janus          Small Cap     Scudder Global
                                                       Stock       High Yield Bond     Mid Cap          Growth          Equity
                                                     Portfolio        Portfolio        Portfolio       Portfolio       Portfolio
                                                   --------------  --------------    ------------   --------------   --------------
          Gross Unrealized Appreciation..........  $   26,421,854  $      883,708    $ 12,614,025   $    9,989,328   $    4,823,242
          Gross Unrealized Depreciation..........     (30,669,710)     (1,961,343)     (1,730,311)      (4,939,556)      (2,880,568)
                                                   --------------  --------------    ------------   --------------   --------------
          Net Unrealized Appreciation
          (Depreciation) of Investments*.........  $   (4,247,856) $   (1,077,635)   $ 10,883,714   $    5,049,772   $    1,942,674
                                                   --------------  --------------    ------------   --------------   --------------
          Aggregate Cost of Securities
          (including short-term securities)......  $  267,549,270  $   28,826,155    $ 98,258,908   $   90,520,596   $   60,091,984
                                                   ==============  ==============    ============   ==============   ==============

                      *Does not include unrealized gains and (losses) related to foreign currency contracts and translations of $1,025,720,
                      $2,134,819, $1,153, $(405), $(36,528), and $145 for the
                      State Street Research Income, State Street Research
                      Diversified, State Street Research International Stock,
                      Loomis Sayles High Yield Bond, Janus Mid Cap, and Scudder
                      Global Equity Portfolios, respectively. (see Note 10.)
--------------------------------------------------------------------------------
9. CAPITAL STOCK      At December 31, 1997, there were 2,000,000,000 shares of
   ACTIVITY           $0.01 par value common stock authorized for the Fund. The
                      shares of common stock are divided into eleven series:
                      State Street Research Growth, State Street Research
                      Income, State Street Research Money Market, State Street
                      Research Diversified, State Street Research Aggressive
                      Growth, MetLife Stock Index, State Street Research
                      International Stock, Loomis Sayles High Yield Bond, Janus
                      Mid Cap, T. Rowe Price Small Cap Growth, and Scudder
                      Global Equity Portfolios.

                      Transactions in shares were as follows:

                                                         FOR THE YEAR ENDED DECEMBER 31, 1997
          -------------------------------------------------------------------------------------------------------------------------
                                                              STATE STREET                   STATE STREET               STATE STREET
                                STATE STREET   STATE STREET     RESEARCH      STATE STREET     RESEARCH      METLIFE     RESEARCH
                                  RESEARCH       RESEARCH         MONEY         RESEARCH      AGGRESSIVE      STOCK    INTERNATIONAL
                                   GROWTH         INCOME         MARKET       DIVERSIFIED       GROWTH        INDEX       STOCK
                                  PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO
                                ------------   ------------   ------------    ------------   ------------  ----------   -----------
          Shares sold.........     8,230,850      2,000,510      2,412,286      12,435,452      3,762,075  18,865,897     3,959,141
          Shares issued in
          reinvestment
          of dividends........    13,468,235      2,191,691        206,604      17,906,235      2,348,065   1,429,601         -----
                                ------------   ------------   ------------    ------------   ------------  ----------   -----------
             Total............    21,699,085      4,192,201      2,618,890      30,341,687      6,110,140  20,295,498     3,959,141
          Shares redeemed.....      (470,847)    (2,665,334)    (2,804,937)       (545,849)    (4,450,372)   (579,241)   (6,488,877)

          Net increase          ------------   ------------   ------------     -----------   ------------  ----------   -----------
            (decrease)........    21,228,238      1,526,867       (186,047)     29,795,838      1,659,768  19,716,257    (2,529,736)
                                ============   ============   ============     ===========   ============  ==========   ===========

                                FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT  OF OPERATIONS) TO DECEMBER 31, 1997
          --------------------------------------------------------------------------------------------------------------------------
                                                                      T. ROWE
                                         LOOMIS                         PRICE         SCUDDER
                                       SAYLES HIGH       JANUS        SMALL CAP        GLOBAL
                                       YIELD BOND       MID CAP         GROWTH         EQUITY
                                        PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                      -----------    -----------    ------------    -----------
               Shares sold.........     2,822,530      8,109,326       9,488,942      6,023,632
               Shares issued in
               reinvestment
               of dividends........       122,359         33,002             885         59,518
                                      -----------    -----------    ------------    -----------
                 Total.............     2,944,889      8,142,328       9,489,827      6,083,150
               Shares redeemed.....      (203,832)       (10,081)     (1,574,218)      (488,028)
                                      -----------    -----------    ------------    -----------
               Net increase........     2,741,057      8,132,247       7,915,609      5,595,122
                                      ===========    ===========    ============    ===========

                                     MSF-68

METROPOLITAN SERIES FUND, INC.
Notes to Financial Statements December 31, 1997 - (Continued)
--------------------------------------------------------------------------------

9. CAPITAL STOCK
   ACTIVITY-(CONT.)                                              FOR THE YEAR ENDED DECEMBER 31, 1996
                             ----------------------------------------------------------------------------------------------------
                                                              STATE STREET                   STATE STREET               STATE STREET
                                STATE STREET   STATE STREET     RESEARCH      STATE STREET     RESEARCH      METLIFE     RESEARCH
                                  RESEARCH      RESEARCH          MONEY         RESEARCH      AGGRESSIVE      STOCK    INTERNATIONAL
                                   GROWTH         INCOME         MARKET       DIVERSIFIED       GROWTH        INDEX       STOCK
                                  PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO
                                ------------   ------------   ------------    ------------   ------------  ------------ -----------
          Shares sold ........     8,155,023      3,698,482      1,814,089      10,207,431     11,414,917    16,259,851   3,530,056
          Shares issued in
          reinvestment
          of dividends........     4,909,141      1,951,255        196,231       7,567,236      1,290,947     1,170,618     261,862
                                ------------   ------------   ------------    ------------   ------------  ------------ -----------

              Total...........    13,064,164      5,649,737      2,010,320      17,774,667     12,705,864    17,430,469   3,791,918
          Shares redeemed.....      (409,835)    (2,111,443)    (1,893,767)       (755,150)    (1,025,632)   (1,196,783) (2,578,350
                                ------------   ------------   ------------    ------------   ------------  ------------ -----------
          Net increase........    12,654,329      3,538,294        116,553      17,019,517     11,680,232    16,233,686   1,213,568
                                ============   ============   ============    ============   ============  ============ ===========
-----------------------------------------------------------------------------------------------------------------------------------

10. FOREIGN          The fair value of foreign currency contracts is the amount
    CURRENCY         at which the contracts could be settled based on exchange
    TRANSLATIONS     rates obtained from dealers. As of December 31, 1997, the
                     State Street Research Income Portfolio experienced an unrealized net gain of $1,048,862 based on the following foreign currency exchange contracts outstanding:

                                                                                              VALUATION             UNREALIZED
                                                     EXPIRATION            CONTRACT              AS OF             APPRECIATION
                            SOLD                        DATE                AMOUNT         DECEMBER 31, 1997      (DEPRECIATION)
                      -------------------------    --------------    ----------------    ---------------------  ------------------
                      Australian Dollar                1/23/98         $  6,501,745        $    6,151,211        $    350,534
                      Australian Dollar                2/13/98            2,947,756             2,767,367             180,389
                      British Pound Sterling           1/23/98           12,057,310            12,156,868             (99,558)
                      New Zealand Dollar               1/23/98            7,498,036             6,961,993             536,043
                      New Zealand Dollar               2/23/98            1,088,196             1,006,742              81,454
                                                                     --------------      ----------------       -------------
                                                                       $ 30,093,043        $   29,044,181        $  1,048,862
                                                                     ==============      ================       =============
                      Net unrealized appreciation ..............  ....................  .......................  $  1,048,862
                                                                                                                =============

                     The State Street Research Income Portfolio had an unrealized net translation loss on foreign currency receivables and payables as follows:

                      Net unrealized translation (loss):
                          Interest Receivables                                      $ (24,560)
                          Tax Expense Receivables                                       1,418
                                                                                 ------------
                              Net unrealized translation (loss)............         $ (23,142)
                                                                                 ============

                     As of December 31, 1997 the State Street Research Diversified Portfolio experienced an unrealized net gain of $2,182,853 based on the following foreign currency exchange contracts outstanding:

                                                                                              VALUATION             UNREALIZED
                                                     EXPIRATION            CONTRACT              AS OF             APPRECIATION
                            SOLD                        DATE                AMOUNT         DECEMBER 31, 1997      (DEPRECIATION)
                      -------------------------    --------------    ----------------    ---------------------  ------------------
                      Australian Dollar                1/23/98           $12,348,197          $11,752,056           $  596,141
                      Australian Dollar                2/13/98             7,796,836            7,381,602              415,234
                      British Pound Sterling           1/23/98            25,127,822           25,314,503             (186,681)
                      New Zealand Dollar               1/23/98            15,722,357           14,571,222            1,151,135
                      New Zealand Dollar               2/13/98             3,678,547            3,471,523              207,024
                                                                     ---------------      ---------------      ---------------
                                                                         $64,673,759          $62,490,906           $2,182,853
                                                                     ===============      ===============      ===============
                      Net unrealized appreciation ...................  .....................  ................      $2,182,853
                                                                                                               ===============

                     The State Street Research Diversified Portfolio had an unrealized net translation loss on foreign currency receivables and payables as follows:

                      Net unrealized translation (loss):
                          Interest Receivables                                    $       (50,919)
                          Tax Expense Payables                                              2,885
                                                                                -----------------
                              Net unrealized translation (loss) ...............   $       (48,034)
                                                                                =================


                     The State Street Research International Stock Portfolio had an unrealized net translation gain on foreign currency receivables and payables as follows:

                      Net unrealized translation gain:
                          Dividend Receivables                                    $        (4,560)
                          Dividend Reclaim Receivables                                     (9,646)
                          Purchase Payables                                                14,476
                          Tax Expense Payables                                                883
                                                                                 ----------------
                              Net unrealized translation gain .................  $          1,153
                                                                                =================

                                     MSF-69

METROPOLITAN SERIES FUND, INC.

--------------------------------------------------------------------------------

10. Foreign       The Loomis Sayles High Yield Bond Portfolio had an unrealized
    Currency      net translation loss on foreign currency receivables and
    Translations- payables as follows:
    (Cont.)              Net unrealized translation (loss):
                             Interest Receivables                         $(405)
                                                                          -----
                                Net unrealized translation (loss).......  $(405)
                                                                          =====


                  As of December 31, 1997 the Janus Mid Cap Portfolio experienced an unrealized net loss of $36,552 based on the following foreign currency exchange contracts outstanding:

                                                                                               VALUATION            UNREALIZED
                                                       EXPIRATION           CONTRACT              AS OF            APPRECIATION
                                  SOLD                    DATE               AMOUNT         DECEMBER 31, 1997     (DEPRECIATION)
                    ------------------------------    ------------    ------------------   ------------------   ------------------
                    British Pound Sterling               2/19/98              $1,263,200           $1,310,889             $(47,689)
                    British Pound Sterling               2/25/98               1,064,198            1,105,760              (41,562)
                    British Pound Sterling               2/26/98               1,408,615            1,384,186               24,429
                    British Pound Sterling               3/04/98                 215,595              221,054               (5,459)
                    British Pound Sterling               5/06/98               3,093,871            3,052,632               41,239
                                                                      ------------------   ------------------   ------------------
                                                                              $7,045,479           $7,074,521             $(29,042)
                                                                      ==================   ==================   ==================

                             PURCHASED
                    ------------------------------
                    British Pound Sterling               2/25/98                $ 16,890             $ 16,382             $   (508)
                    British Pound Sterling               2/26/98                 228,056              221,054               (7,002)
                                                                      ------------------   ------------------   ------------------
                                                                                $244,946             $237,436             $ (7,510)
                                                                      ==================   ==================   ==================
                    Net unrealized (depreciation)..............................................................           $(36,552)
                                                                                                                ==================

                  The Janus Mid Cap Portfolio had an unrealized net translation gain on foreign currency receivables and payables as follows:

                  Net unrealized translation gain:
                      Dividend Reclaim Receivables                                    $24
                      Pending Spot Foreign Exchange Purchases                      (3,743)
                      Pending Spot Foreign Exchange Sales                             381
                      Purchase Payables                                             3,743
                      Sales Receivables                                              (381)
                                                                                ---------
                          Net unrealized translation gain.................            $24
                                                                                =========

                  As of December 31, 1997 the Scudder Global Equity Portfolio experienced an unrealized net gain of $818 based on the following foreign currency exchange contracts outstanding:

                                                                                             VALUATION             UNREALIZED
                                                     EXPIRATION           CONTRACT              AS OF             APPRECIATION
                                SOLD                    DATE               AMOUNT         DECEMBER 31, 1997      (DEPRECIATION)
                  ------------------------------    ------------    ------------------   ------------------   ------------------
                  Japanese Yen                         3/26/98              $1,200,000           $1,199,182                 $818
                                                                    ==================   ==================   ==================
                  Net unrealized appreciation................................................................               $818
                                                                                                              ==================

                  The Scudder Global Equity Portfolio had an unrealized net translation loss on foreign currency receivables and payables as follows:

                  Net unrealized translation (loss):
                      Dividend Receivables                                           $(840)
                      Dividend Reclaim Receivables                                    (152)
                      Interest Receivables                                             192
                      Interest Reclaim Receivables                                      48
                      Pending Spot Foreign Exchange Purchases                       (2,349)
                      Pending Spot Foreign Exchange Sales                              661
                      Purchase Payables                                              2,348
                      Sales Receivables                                               (663)
                      Tax Expense Payables                                              82
                                                                                ----------
                          Net unrealized translation (loss)...............           $(673)
                                                                                ==========

METROPOLITAN SERIES FUND, INC.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------
AS OF FEBRUARY 20, 1998

DIRECTORS:                                                       OFFICERS:
-------------------------------------------------------          --------------------------------------------------------------
DAVID A. LEVENE--Chairman of the Board and Director              DAVID A. LEVENE--Chief Executive Officer
STEVE A. GARBAN--Director                                        CHRISTOPHER P. NICHOLS--President and Chief Operating Officer
JEFFREY J. HODGMAN--Director                                     ELAINE STEVENSON--Vice-President
MALCOLM T. HOPKINS--Director                                     LAWRENCE A. VRANKA--Vice-President
ROBERT A. LAWRENCE--Director                                     BRADFORD W. WHITE--Controller
DEAN O. MORTON--Director                                         JOSEPH M. PANETTA--Treasurer
MICHAEL S. SCOTT MORTON--Director                                ROBIN WAGNER--Secretary

This report has been prepared for the owners and prospective owners of Universal Life II policies issued by Metropolitan Life Insurance Company and shareholders of Metropolitan Series Fund, Inc. This report may be distributed only when preceded or accompanied by the most recent quarterly performance sheet and the current prospectus for the Universal Life II policy. Please consult the prospectus for information regarding applicable fees and charges.

               If you want more information, please contact your
                             sales representative.

MSFAnnual ReportULII (0298)
                                                  98022BUN (exp0998)MLIC-LD
Date of First Use: 2/27/98